                     COMMERCIAL MORTGAGE ACCEPTANCE CORP.,
                                   DEPOSITOR


                          MIDLAND LOAN SERVICES, L.P.,
                  MASTER SERVICER AND GROUP 1 SPECIAL SERVICER


                    CRIIMI MAE SERVICES LIMITED PARTNERSHIP,
               GROUP 2 SPECIAL SERVICER AND NOM SPECIAL SERVICER


                             LASALLE NATIONAL BANK,
                                    TRUSTEE


                                      and


                              ABN AMRO BANK N.V.,
                                  FISCAL AGENT



                  --------------------------------------------

                        POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 1997

                  --------------------------------------------


                 Commercial Mortgage Pass-Through Certificates

                                Series 1997-ML1

                               TABLE OF CONTENTS

                                                                                     PAGE

                                 ARTICLE I
                                DEFINITIONS..........................................  4

SECTION 1.1.  Defined Terms..........................................................  4
SECTION 1.2.  Certain Calculations................................................... 62
SECTION 1.3.  Certain Constructions.................................................. 63

                                ARTICLE II
                       CONVEYANCE OF MORTGAGE LOANS;
                     ORIGINAL ISSUANCE OF CERTIFICATES............................... 63

SECTION 2.1.  Conveyance and Assignment of Mortgage Loans............................ 63
SECTION 2.2.  Acceptance by the Custodian and the Trustee............................ 70
SECTION 2.3.  Representations and Warranties of the Depositor........................ 71
SECTION 2.4.  Representations, Warranties and Covenants of the Master
              Servicer and Each Special Servicer..................................... 76
SECTION 2.5.  Execution and Delivery of Certificates; Issuance of REMIC I
              and REMIC II Interests................................................. 81
SECTION 2.6.  Miscellaneous REMIC Provisions......................................... 81
SECTION 2.7.  Documents Not Delivered to Custodian................................... 82

                                ARTICLE III
                       ADMINISTRATION AND SERVICING
                           OF THE MORTGAGE LOANS..................................... 82

SECTION 3.1.  Master Servicer to Act as Master Servicer of the Group 1
              Mortgage Loan; Group 1 Special Servicer to Act as Special
              Servicer of the Group 1 Mortgage Loan; Administration of
              the Group 1 Mortgage Loan.............................................. 82
SECTION 3.2.  Master Servicer to Act as Master Servicer of Group 2
              Mortgage Loans; Group 2 and NOM Special Servicers to
              Act as Special Servicers of the Group 2 Mortgage Loans;
              Administration of the Group 2 Mortgage Loans........................... 88
SECTION 3.3.  Liability of the Master Servicer and Special Servicers in
              Respect of Group 2 Mortgage Loans...................................... 94

                                       i



                                                                                     PAGE

SECTION 3.4.  Collection of Certain Mortgage Loan Payments in Respect of
              Group 2 Mortgage Loans................................................. 95
SECTION 3.5.  Collection of Taxes, Assessments and Similar Items in
              Respect of Group 2 Mortgage Loans...................................... 95
SECTION 3.6.  Collection Account..................................................... 98
SECTION 3.7.  Permitted Withdrawals from the Collection Account...................... 99
SECTION 3.8.  Remittance of Special Reporting and Inspection Fee.....................102
SECTION 3.9.  Investment of Funds in the Collection Account and the
              Reserve Accounts.......................................................103
SECTION 3.10. Maintenance of Insurance Policies and Errors and Omissions
              and Fidelity Coverage in Respect of Group 2 Mortgage
              Loans..................................................................105
SECTION 3.11. Enforcement of Due-On-Sale Clauses; Assumption
              Agreements in Respect of Group 2 Mortgage Loans........................110
SECTION 3.12. Realization Upon Group 2 Mortgage Loans................................113
SECTION 3.13. Trustee to Cooperate; Release of Mortgage Files........................119
SECTION 3.14. Servicing Compensation.................................................120
SECTION 3.15. Reports to the Trustee; Collection Account Statements..................123
SECTION 3.16. Annual Statement as to Compliance......................................123
SECTION 3.17. Annual Independent Public Accountants' Servicing Report................124
SECTION 3.18. Access to Certain Documentation........................................124
SECTION 3.19. Title and Management of REO Properties related to the
              Group 2 Mortgage Loans.................................................125
SECTION 3.20. Sale of Specially Serviced Mortgage Loans and REO
              Properties related to the Group 2 Mortgage Loans.......................131
SECTION 3.21. Inspections and Collection of Financial Statements in Respect
              of Group 2 Mortgage Loans..............................................133
SECTION 3.22. Available Information and Notices......................................134
SECTION 3.23. Reserve Accounts.......................................................136
SECTION 3.24. Property Advances......................................................137
SECTION 3.25. Appointment of Special Servicers.......................................138
SECTION 3.26. Designation of Special Servicers by the Applicable
              Controlling Class......................................................139
SECTION 3.27. The Controlling Class Representatives. ................................140
SECTION 3.28. Transfer of Servicing Between Master Servicer and Special
              Servicers; Record Keeping..............................................142
SECTION 3.29. Additional Servicing Provisions for Franklin Mills Loan................144
SECTION 3.30. Updated Appraisals with respect to NOM Mortgage Loan...................145

                                       ii



                                                                                    PAGE


                                ARTICLE IV
                    DISTRIBUTIONS TO CERTIFICATEHOLDERS..............................145

SECTION 4.1.  Distributions from the REMIC I Distribution Account....................145
SECTION 4.2.  Distributions from the REMIC II Distribution Account...................146
SECTION 4.3.  Distributions from the REMIC III Distribution Account..................154
SECTION 4.4.  Statements to Rating Agencies and Certificateholders;
              Available Information..................................................157
SECTION 4.5.  Compliance with Withholding Requirements...............................160
SECTION 4.6.  REMIC Compliance.......................................................160
SECTION 4.7.  Imposition of Tax on the Trust Fund....................................163
SECTION 4.8.  Remittances; P&I Advances..............................................164
SECTION 4.9.  Allocation of Realized Losses and
              Additional Trust Fund Expenses.........................................165

                                 ARTICLE V
                             THE CERTIFICATES........................................170

SECTION 5.1.  The Certificates.......................................................170
SECTION 5.2.  Registration, Transfer and Exchange of Certificates....................172
SECTION 5.3.  Book-Entry Certificates................................................179
SECTION 5.4.  Mutilated, Destroyed, Lost or Stolen Certificates......................181
SECTION 5.5.  Appointment of Paying Agent............................................181
SECTION 5.6.  Access to Certificateholders' Names and Addresses......................182
SECTION 5.7.  Actions of Certificateholders..........................................182

                                ARTICLE VI
                  THE DEPOSITOR, THE MASTER SERVICER AND
                           THE SPECIAL SERVICER......................................183

SECTION 6.1.  Liability of the Depositor, the Master Servicer and the
              Special Servicer.......................................................183
SECTION 6.2.  Merger or Consolidation of the Master Servicer and the
              Special Servicers......................................................183
SECTION 6.3.  Limitation on Liability of the Depositor, the Master Servicer
              and Others.............................................................184
SECTION 6.4.  Limitation on Resignation of the Master Servicer and of the
              Special Servicers......................................................185

                                      iii



                                                                                    PAGE

SECTION 6.5.  Rights of the Depositor and the Trustee in Respect of the
              Master Servicer and the Special Servicers..............................186

                                ARTICLE VII
                                  DEFAULT............................................187

SECTION 7.1.  Events of Default......................................................187
SECTION 7.2.  Trustee to Act; Appointment of Successor...............................190
SECTION 7.3.  Notification to Certificateholders.....................................192
SECTION 7.4.  Other Remedies of Trustee..............................................192
SECTION 7.5.  Waiver of Past Events of Default; Termination..........................193

                               ARTICLE VIII
                          CONCERNING THE TRUSTEE.....................................193

SECTION 8.1.  Duties of Trustee......................................................193
SECTION 8.2.  Certain Matters Affecting the Trustee..................................196
SECTION 8.3.  Trustee Not Liable for Certificates or Mortgage Loans..................199
SECTION 8.4.  Trustee and Fiscal Agent May Own Certificates..........................201
SECTION 8.5.  Payment of Trustee's Fees and Expenses; Indemnification................201
SECTION 8.6.  Eligibility Requirements for Trustee...................................203
SECTION 8.7.  Resignation and Removal of the Trustee.................................204
SECTION 8.8.  Successor Trustee......................................................205
SECTION 8.9.  Merger or Consolidation of Trustee.....................................206
SECTION 8.10. Appointment of Co-Trustee or Separate Trustee..........................207
SECTION 8.11. Authenticating Agent...................................................208
SECTION 8.12. Appointment of Custodians..............................................209
SECTION 8.13. Fiscal Agent Appointed; Concerning the Fiscal Agent....................210

                                ARTICLE IX
                                TERMINATION..........................................211

SECTION 9.1.  Termination............................................................211
SECTION 9.2.  Additional Termination Requirements....................................214



                                       iv



                                                                                    PAGE

                                 ARTICLE X
                         MISCELLANEOUS PROVISIONS....................................215

SECTION 10.1. Counterparts...........................................................215
SECTION 10.2. Limitation on Rights of Certificateholders.............................215
SECTION 10.3. Governing Law..........................................................216
SECTION 10.4. Notices................................................................216
SECTION 10.5. Severability of Provisions.............................................219
SECTION 10.6. Notice to the Depositor and Each Rating Agency.........................219
SECTION 10.7. Amendment..............................................................221
SECTION 10.8. Confirmation of Intent.................................................223

                                     EXHIBITS

Exhibit A-1                Form of Class A-1 Certificate
Exhibit A-2                Form of Class A-2 Certificate
Exhibit A-3                Form of Class A-3 Certificate
Exhibit A-4                Form of Class A-4 Certificate
Exhibit A-5                Form of Class IO Certificate
Exhibit A-6                Form of Class B Certificate
Exhibit A-7                Form of Class C Certificate
Exhibit A-8                Form of Class D Certificate
Exhibit A-9                Form of Class E Certificate
Exhibit A-10               Form of Class F-1 Certificate
Exhibit A-11               Form of Class F-2 Certificate
Exhibit A-12               Form of Class G Certificate
Exhibit A-13               Form of Class R-I Certificate
Exhibit A-14               Form of Class R-II Certificate
Exhibit A-15               Form of Class R-III Certificate
Exhibit A-16               Form of Class A-1 Component
Exhibit A-17               Form of Class A-2 Component
Exhibit A-18               Form of Class A-3 Component
Exhibit A-19               Form of Class B Component
Exhibit A-20               Form of Class C Component
Exhibit A-21               Form of Class D Component
Exhibit A-22               Form of Class E Component
Exhibit A-23               Form of Class F/G Component
Exhibit B                  Mortgage Loan Schedule
Exhibit C-1                Form of Transferee Affidavit
Exhibit C-2                Form of Transferor Letter
Exhibit D-1                Form of Investment Representation Letter
Exhibit D-2                Form of ERISA Representation Letter
Exhibit E                  Form of Request for Release
Exhibit F                  Form of Custodial Agreement
Exhibit G                  Mortgage Loan Purchase and Sale Agreement
Exhibit H                  Form of Securities Legend
Exhibit I-1                Notice and Acknowledgement
Exhibit I-2                Acknowledgement of Proposed Special Servicer
Exhibit J                  Prepayment Assumption
Exhibit K                  Franklin Mills Intercreditor Agreement

                  Pooling and Servicing Agreement, dated as of December 1, 1997 among Commercial Mortgage Acceptance Corp., as Depositor, Midland Loan Services, L.P., as Master Servicer and Group 1 Special Servicer, CRIIMI MAE Services Limited Partnership, as Group 2 Special Servicer and NOM Special Servicer, LaSalle National Bank, as Trustee and Custodian, and ABN AMRO Bank N.V., as Fiscal Agent of the Trustee.

                             PRELIMINARY STATEMENT:

(Terms used but not defined in this Preliminary Statement shall have the meanings specified in Article I)

                  The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund consisting primarily of the Mortgage Loans. As provided herein, the Trustee will elect that the Trust Fund be treated for federal income tax purposes as three separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC I", "REMIC II" and "REMIC III," respectively).

                  The REMIC I Interests constitute "regular interests" in REMIC I and the Class R-I Certificates are the sole class of "residual interests" in REMIC I. Each REMIC I Interest relates to a specific Mortgage Loan or Separate Loan Advance or to the Transferable Servicing Interest. Each corresponding REMIC I Interest (other than the Transferable Servicing Interest) has a Pass-Through Rate equal to the REMIC I Net Mortgage Rate of the related Mortgage Loan or Separate Loan Advance, an initial principal amount equal to the Scheduled Principal Amount as of the Cut-off Date of the related Mortgage Loan or Separate Loan Advance, and a latest possible maturity date on the Maturity Date of the related Mortgage Loan or Separate Loan Advance. The Class R-I Certificates will have no Certificate Balance and no Pass-Through Rate, but will be entitled to receive the proceeds of any assets remaining in REMIC I after all classes of REMIC I Interests have been paid in full.

                  The Class A-1-II, Class A-2-II, Class A-3-II, Class A-4-II, Class BII, Class C-II, Class D-II, Class E-II, Class F-1-II, Class F-2-II and Class G-II Interests constitute "regular interests" in REMIC II and the Class R-II Certificates are the sole class of "residual interests" in REMIC II. The following table sets forth the Class designation, Pass-Through Rate, initial aggregate Certificate Balance and Rated Final Distribution Date for each Class of Interests comprising the interests in REMIC II.

                          Pass-Through         Initial Aggregate            Rated
Designation                 Rate(1)            Certificate Balance          Final Distribution Date
-----------               ------------         -------------------          -----------------------
Class A-1-II                  (2)              $142,191,000.00              December 15, 2030
Class A-2-II                  (2)              $117,378,000.00              December 15, 2030
Class A-3-II                  (2)              $220,490,334.00              December 15, 2030
Class A-4-II                  (3)              $ 96,908,666.00              December 15, 2030
Class B-II                    (2)              $ 59,394,000.00              December 15, 2030
Class C-II                    (2)              $ 46,666,000.00              December 15, 2030
Class D-II                    (2)              $ 46,667,000.00              December 15, 2030
Class E-II                    (2)              $ 16,969,000.00              December 15, 2030
Class F-1-II                  (2)              $ 10,000,000.00              December 15, 2030
Class F-2-II                  (2)              $ 40,909,000.00              December 15, 2030
Class G-II                    (2)              $ 50,909,929.14              December 15, 2030
Class R-II                    (4)                                           December 15, 2030
                                                        (4)



(1) Interest calculated on the basis of a year consisting of twelve thirty-day months.

(2)      The Pass-Through Rate is equal to the Group 2 Weighted Average Rate.

(3) The Pass-Through Rate is equal to the Net Mortgage Rate borne by the Group 1 Mortgage Loan.

(4) The Class R-II Certificates do not have a Certificate Balance or a Pass-Through Rate. The Class R-II Certificates shall be entitled to receive any remaining assets of REMIC II after the Certificate Balance of all other Classes of REMIC II Interests have been reduced to zero.

                  The Class A-1, Class A-2, Class A-3, Class A-4, Class IO, Class B, Class C, Class D, Class E, Class F-1, Class F-2 and Class G Certificates constitute "regular interests" in REMIC III and the Class R-III Certificates are the sole class of "residual interests" in REMIC III. The following table sets forth the Class designation, Pass-Through Rate, initial aggregate Certificate Balance or Notional Amount and Rated Final Distribution Date for each Class of Certificates comprising the interests in REMIC III.


                                                       Initial Aggregate
                   Certificate                         Certificate Balance or      Rated
Designation        Pass-Through Rate(1)                Notional Amount(3)          Final Distribution Date
-----------        -------------------                 ------------------          -----------------------
Class A-1          Class A-1 Pass-Through Rate              $142,191,000.00        December 15, 2030
Class A-2          Class A-2 Pass-Through Rate              $117,378,000.00        December 15, 2030
Class A-3          Class A-3 Pass-Through Rate              $220,490,334.00        December 15, 2030
Class A-4          Class A-4 Pass-Through Rate              $ 96,908,666.00        December 15, 2030
Class IO           Class IO Pass-Through Rate               $751,574,263.14        December 15, 2030
Class B            Class B Pass-Through Rate                $ 59,394,000.00        December 15, 2030
Class C            Class C Pass-Through Rate                $ 46,666,000.00        December 15, 2030
Class D            Class D Pass-Through Rate                $ 46,667,000.00        December 15, 2030
Class E            Class E Pass-Through Rate                $ 16,969,000.00        December 15, 2030
Class F-1          Class F-1 Pass-Through Rate              $ 10,000,000.00        December 15, 2030
Class F-2          Class F-2 Pass-Through Rate              $ 40,909,000.00        December 15, 2030
Class G            Class G Pass-Through Rate                $ 50,909,929.14        December 15, 2030
Class R-III                 (2)                                 (2)                December 15, 2030





(1) Interest calculated on the basis of a year consisting of twelve thirty-day months.

(2) The Class R-III Certificates do not have a Certificate Balance or a Pass-Through Rate. The Class R-III Certificates shall be entitled to receive any remaining assets of REMIC III after the Certificate Balance of all other Classes of Certificates have been reduced to zero.

(3) In the case of the Class IO Certificates, such amount represents the Notional Amount thereof.

                  The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund.

                  As of the Cut-off Date, the Mortgage Loans have an aggregate Scheduled Principal Amount equal to $848,482,929.14 (the "Initial Principal Amount").

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Group 1 Special Servicer, the Group 2 Special Servicer, the NOM Special Servicer, the Trustee and the Fiscal Agent agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.1.              Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "Additional Franklin Mills Note": The mortgage note representing an additional advance, if any, in the principal amount of up to $35,000,000 which may be made to Franklin Mills Associates Limited Partnership, a District of Columbia limited partnership, and Liberty Plaza Limited Partnership, a Delaware limited partnership, by the Mortgage Loan Seller after the Closing Date, which mortgage note is secured pari passu with the Franklin Mills Loan by the Mortgage securing the Franklin Mills Loan, but which is not included in the Trust Fund.

                  "Additional Interest": Interest that accrues on a Mortgage Loan after the Anticipated Repayment Date for such Mortgage Loan to the extent that such interest is attributable to an increase in the Mortgage Rate of a Mortgage Loan after its Anticipated Repayment Date, plus any interest accrued on such Additional Interest at the Mortgage Rate thereon.

                  "Additional Interest Rate": The increase in the Mortgage Rate of a Mortgage Loan following its Anticipated Repayment Date.

                  "Additional Trust Fund Expenses": Any of the following items:
(i) Special Servicing Fees and Principal Recovery Fees payable to a Special Servicer in connection with a Mortgage Loan becoming a Specially Serviced Mortgage Loan or an REO Property and not paid by the related Borrower or reimbursed from collections on such Mortgage Loan; (ii) Advance Interest Amounts (in excess of Default Interest) paid to the Master Servicer, the Trustee, the Fiscal Agent or a Special Servicer that cannot be reimbursed from collections on the related Mortgage Loan or REO Property; (iii) indemnification of the Trustee, the Fiscal Agent and certain related Persons pursuant to Sections 8.5 or reimbursement of the Trustee and the Fiscal Agent for costs and expenses pursuant to Section 8.5; (iv) indemnification of the Master Servicer and certain related Persons pursuant to this Agreement or reimbursement for certain costs and expenses to the extent provided for herein (other than costs and expenses reimbursable as Property Advances); (v) indemnification of the Special

Servicers and certain related Persons pursuant to this Agreement or reimbursement for certain costs and expenses to the extent provided for herein (other than costs and expenses reimbursable as Property Advances); (vi) tax-related expenses paid out of the Collection Account pursuant to Section 3.7; (vii) to the extent not covered by another party hereto, any federal, state and local taxes imposed on either the Trust or its assets or transactions paid out of the Collection Account pursuant to Section 3.7 (excluding taxes on REO Properties, which are payable out of Net REO Proceeds or Liquidation Proceeds); and (viii) to the extent not included in the calculation of a Realized Loss and not covered by indemnification from one of the parties hereto, any other cost, expense, liability or loss borne by the Trust for which there is no corresponding payment from a Mortgagor or corresponding proceeds from the liquidation or disposition of any Mortgage Loan or REO Property, including any expenses incurred in connection with a modification of a Mortgage Loan in accordance with this Agreement, to the extent not recovered from the related Borrower.

                  "Advance":  Any P&I Advance or Property Advance.

                  "Advance Interest Amount": The sum, for any Mortgage Loan as to which any Advance remains unreimbursed, of interest at the related Reimbursement Rate on the amount of any P&I Advances and Property Advances made by the Master Servicer, the Trustee, the Fiscal Agent or a Special Servicer, as applicable, for the number of days from the date on which such Advance was made or, if interest has been previously paid on such Advance, from the date on which interest was last paid, through the date of payment or reimbursement of the related Advance (which in no event shall be later than the Determination Date following the date on which funds are available pursuant to the terms hereof to reimburse such Advance with interest thereon at the Reimbursement
Rate).

                  "Adverse REMIC Event": Either (i) the endangerment of the status of REMIC I, REMIC II or REMIC III as a "real estate mortgage investment conduit" under the Code or (ii) the imposition of a tax upon REMIC I, REMIC II OR REMIC III or any of their respective assets or transactions (including, without limitation, the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "prohibited contributions" set forth in
Section 860G(d) of the Code).

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officer's Certificate of the Master Servicer, any Special Servicer or the Depositor to determine whether any Person is an Affiliate of such party.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Anticipated Repayment Date": For any Mortgage Loan, the Anticipated Repayment Date, if any, therefor set forth on the Mortgage Loan Schedule.

                  "Anticipated Termination Date": Any Distribution Date on which it is anticipated that the Trust Fund will be terminated pursuant to
Section 9.1(c).

                  "Applicant":  As defined in Section 5.6(a).

                  "Appraisal Reduction Amount": The excess, if any, of (a) the sum, as of the Determination Date immediately succeeding the date on which an Updated Appraisal is obtained (without duplication), (i) the Principal Amount of the applicable Required Appraisal Mortgage Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or the Fiscal Agent, all unpaid interest on the Required Appraisal Mortgage Loan through the most recent Due Date prior to such Determination Date at a rate per annum equal to the related Net Mortgage Rate, (iii) all accrued but unpaid Servicing Fees, Trustee Fees and Additional Trust Fund Expenses in respect of the Required Appraisal Loan, (iv) all related unreimbursed Advances made by or behalf of the Master Servicer, the applicable Special Servicer, the Trustee or the Fiscal Agent with respect to such Required Appraisal Mortgage Loan and (v) all currently due and unpaid real estate taxes (net of any amounts escrowed therefor) and assessments, insurance premiums and, if applicable, ground rents in respect of the related Mortgaged Property over (b) 90% of the Appraised Value as determined by an Updated Appraisal.

                  "Appraised Value": With respect to any Mortgaged Property, the appraised value thereof determined by an Updated Appraisal. "Assignment of Leases, Rents and Profits": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Borrower, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered by the Borrower, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

                  "Assignment of Mortgage": An assignment of mortgage without recourse, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect of record the sale of the related Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages encumbering Mortgaged Properties located in the same jurisdiction, if permitted by law and acceptable for recording; provided, however, that none of the Trustee, the Fiscal Agent, the Custodian, the Special Servicer or the Master Servicer shall be responsible for determining whether any assignment is legally sufficient or in recordable form.

                  "Assumed Monthly Payment": An amount deemed due in respect of
(i) any Mortgage Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date after its stated maturity date (unless such Mortgage Loan has been modified and is paying in accordance with such modification) and (ii) any REO Mortgage Loan, which shall be equal to the Monthly Payment that would have been due on the Mortgage Loan in accordance with the terms of the related Note if (a) the maturity date for such Mortgage Loan had not occurred, (b) the related Mortgaged Property had not become an REO Property, such Mortgage Loan was still outstanding and no acceleration of the Mortgage Loan had occurred and (c) in the case of any Mortgage Loan that provided for amortization of principal prior to its maturity date, principal continued to amortize on the same amortization schedule.

                  "Assumption Fees": Any fees collected by the Master Servicer or a Special Servicer in connection with an assumption of a Mortgage Loan or substitution of a Borrower thereunder permitted to be executed under the provisions of Section 3.2, Section 3.11 or Section 3.12.

                  "Authenticating Agent": Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

                  "Available Distribution Amount": with respect to any Distribution Date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Collection Account and the Distribution Accounts as of the close of business on the related Determination Date and the amounts collected by or on behalf of the Master Servicer as of the close of business on such Determination

Date and required to be deposited in the Collection Account, (ii) to the extent not already included as part of clause (i), the aggregate amount of any P&I Advances made by the Master Servicer, the Trustee or the Fiscal Agent for distribution on the Certificates on such Distribution Date pursuant to Section 4.8, (iii) to the extent not already included as part of clause (i), the aggregate amount transferred from the REO Account (if established) to the Collection Account during the month of such Distribution Date, on or prior to the Remittance Date in such month, pursuant to Section 3.6(a)(v), net of (b) the portion of the amounts described in subclauses (a)(i) and (a) (iii) of this definition that represents one or more of the following: (i) collected Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from the Collection Account pursuant to clauses (ii)-(vii) of Section 3.7, (iii) Principal Prepayments ( and corresponding interest payments), Liquidation Proceeds (other than from sale of all of the Mortgage Loans pursuant to Section 9.1) and proceeds from the repurchase of the Mortgage Loans pursuant to Section 2.3(d) or (e) received after the related Determination Date, (iv) Prepayment Premiums and (v) any amounts deposited in the Collection Account or the Distribution Accounts in error.

                  "Balloon Payment": With respect to each Mortgage Loan, the scheduled payment of principal and interest due on the Maturity Date of such Mortgage Loan which, pursuant to the related Note, is equal to the entire remaining principal balance of such Mortgage Loan, plus accrued interest thereon.

                  "Bankruptcy Loss": A loss arising from a proceeding under the United States Bankruptcy Code or any other similar state law or other proceeding with respect to the Borrower of, or Mortgaged Property under, a Mortgage Loan, including, without limitation, any Deficient Valuation Amount or losses, if any, resulting from any Debt Service Reduction Amount for the month in which the related Remittance Date occurs.

                  "Borrower": With respect to each Mortgage Loan, any obligor on any related Note.

                  "Book-Entry Certificate": Any Certificate registered in the name of the Securities Depository or its nominee.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in the States of New York, Illinois, Missouri or Maryland are authorized or obligated by law, executive order or governmental decree to be closed.

                  "Certificate": Any Class A-1, Class A-2, Class A-3, Class A-4, Class IO, Class B, Class C, Class D, Class E, Class F-1, Class F-2, Class G, Class R-I, Class R-II or Class R-III Certificate issued, authenticated and delivered hereunder.

                  "Certificate Balance": With respect to any Class of Certificates or Interests (other than the Class IO, Class R-I, Class R-II and Class R-III Certificates) (a) on or prior to the first Distribution Date, an amount equal to the aggregate initial Certificate Balance of such Class or Interest, as specified in the Preliminary Statement hereto, and (b) as of any date of determination after the first Distribution Date, the Certificate Balance of such Class of Certificates or Interests on the Distribution Date immediately prior to such date of determination, after application or allocation of the distributions of principal, Realized Losses and Additional Trust Fund Expenses made thereon on such prior Distribution Date.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Securities Depository or on the books of a Securities Depository Participant or on the books of an indirect participant for which a Securities Depository Participant acts as agent.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.2(a).

                  "Certificateholder": A Person whose name is registered in the Certificate Register. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Securities Depository and the Securities Depository Participants, except as otherwise specified herein.

                  "Class": With respect to Certificates or Interests, all of the Certificates or Interests bearing the same alphabetical and numerical class designation.

                  "Class A-1 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-1 hereto.

                  "Class A-1 Pass-Through Rate": A per annum rate equal to 6.50%.

                  "Class A-1-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class A-1-II Pass-Through Rate": The Group 2 Weighted Average Rate.

                  "Class A-2 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-2 hereto.

                  "Class A-2 Pass-Through Rate": A per annum rate equal to 6.53%.

                  "Class A-2-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class A-2-II Pass-Through Rate": The Group 2 Weighted Average Rate. "Class A-3 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-3 hereto.

                  "Class A-3 Pass-Through Rate": A per annum rate equal to 6.57%.

                  "Class A-3-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class A3-II Pass-Though Rate": The Group 2 Weighted Average Rate.

                  "Class A-4 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-4 hereto.

                  "Class A-4 Pass-Through Rate": A per annum rate equal to 6.735%.

                  "Class A-4-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.


                  "Class A-4-II Pass-Through Rate": The Net Mortgage Rate borne by the Group 1 Mortgage Loan.

                  "Class B Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-6 hereto.

                  "Class B Pass-Through Rate": For any Distribution Date, a per annum rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 0.92%.

                  "Class B-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 0.92% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Class B-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class B-II Pass-Through Rate": The Group 2 Weighted Average Rate.

                  "Class C Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-7 hereto.

                  "Class C Pass-Through Rate": For any Distribution Date, a per annum rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 0.79%.

                  "Class C-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 0.79% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Class C-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class C-II Pass-Through Rate": The Group 2 Weighted Average Rate.

                  "Class D Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-8 hereto.

                  "Class D Pass-Through Rate": For any Distribution Date, a per annum rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 0.51%.

                  "Class D-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 0.51% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Class D-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class D-II Pass-Through Rate": The Group 2 Weighted Average Rate.

                  "Class E Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-9 hereto.

                  "Class E Pass-Through Rate": For any Distribution Date, a per annum rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 0.34%.

                  "Class E-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest

Accrual Period minus 0.34% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Class E-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class E-II Pass-Through Rate": The Group 2 Weighted Average Rate.

                  "Class F-1 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-10 hereto.

                  "Class F-1 Pass-Through Rate": A per annum rate equal to 6.50%.

                  "Class F-1-II Fraction": For any Distribution Date, a fraction the numerator of which is 6.50% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Class F-1-II Interest": A regular interest in the REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class F-1-II Pass-Through Rate": The Group 2 Weighted Average Rate. "Class F-2 Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-11 hereto.

                  "Class F-2 Pass-Through Rate": A per annum rate equal to 6.50%.

                  "Class F-2-II Fraction": For any Distribution Date, a fraction the numerator of which is 6.50% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Class F-2 Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class F-2-II Pass-Through Rate": The Group 2 Weighted Average Rate.

                  "Class G Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-12 hereto.

                  "Class G-II Fraction": For any Distribution Date, a fraction the numerator of which is 6.50% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Class G Pass-Through Rate": A per annum rate equal to 6.50%.

                  "Class G-II Interest": A regular interest in REMIC II entitled to the monthly distributions payable thereto pursuant to Section 4.2.

                  "Class G-II Pass-Through Rate": The Group 2 Weighted Average Rate.

                  "Class IO Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-5 hereto.

                  "Class IO Notional Amount": As of any date of determination, an amount equal to the aggregate Certificate Balance of the Regular Certificates (other than the Class IO and Class A-4 Certificates).

                  "Class Prepayment Percentage": With respect to any Prepayment Premium paid with respect to the NOM Loan, any Distribution Date and any of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F-1, Class F-2 and Class G Certificates (or related Interest), the percentage obtained by dividing the portion, if any, of the Group 2 Principal Distribution Amount distributed to the respective Class of Certificates on such Distribution Date by the total Group 2 Principal Distribution Amount distributed to all such Classes of Certificates on such Distribution Date. With respect to any Prepayment Premium paid with respect to any Group 2 Mortgage Loan other than the NOM Loan, any Distribution Date and any of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F-2 and Class G Certificates (or related Interest), the percentage obtained by dividing the portion, if any, of the Group 2 Principal Distribution Amount distributed to the respective Class of Certificates on such Distribution Date by the total Group 2 Principal Distribution Amount distributed to all such Classes of Certificates (or related Interests) on such Distribution Date.

                  "Class R-I Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-13 hereto. The Class R-I Certificates have no Pass-Through Rate or Certificate Balance.

                  "Class R-II Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-14 hereto. The Class R-II Certificates have no Pass-Through Rate or Certificate Balance.

                  "Class R-III Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-15 hereto. The Class R- III Certificates have no Pass-Through Rate or Certificate Balance.

                  "Closing Date":  December 30, 1997.

                  "Code": The Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.

                  "Collection Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.6(a), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Commercial Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-ML1 Collection Account" and which shall be an Eligible Account.

                  "Collection Period": With respect to any Distribution Date and any Mortgage Loan, the period beginning on the first day following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in January 1998, on the day after the Cut-off Date) and ending on and including the Determination Date in the month in which such Distribution Date occurs.

                  "Commission": The Securities and Exchange Commission of the United States of America.

                  "Component A-1-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the Certificate Balance of the Class A-1-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.50%.

                  "Component A-1-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.50% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component A-2-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the Certificate Balance of the Class A-2-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.53%.

                  "Component A-2-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.53% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component A-3-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the Certificate Balance of the Class A-3-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.57%.

                  "Component A-3-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.57% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component B-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the Certificate Balance of the Class B-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to 0.92% per annum.

                  "Component B-II Fraction": For any Distribution Date, a fraction the numerator of which is 0.92% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component C-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the Certificate Balance of the Class C-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to 0.79% per annum.

                  "Component C-II Fraction": For any Distribution Date, a fraction the numerator of which is 0.79% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component D-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the Certificate Balance of the Class D-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to 0.51% per annum.

                  "Component D-II Fraction": For any Distribution Date, a fraction the numerator of which is 0.51% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component E-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the Certificate Balance of the Class E-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to 0.34% per annum.

                  "Component E-II Fraction": For any Distribution Date, a fraction the numerator of which is 0.34% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component F/G-II": For any Distribution Date, a portion of the Class IO Certificates consisting of the Component F-1-II, Component F-2-II and Component G-II.

                  "Component F-1-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the aggregate Certificate Balance of the Class F-1-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.50% per annum.

                  "Component F-1-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.50% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component F-2-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the aggregate Certificate Balance of the Class F-2-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, or the Cut-off Date) and a Pass-Through Rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.50% per annum.

                  "Component F-2-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.50% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Component G-II": For any Distribution Date, a portion of the Class IO Certificates having a Notional Amount equal to the aggregate Certificate Balance of the Class G-II Interest as of the close of business on the preceding Distribution Date (or, in the case of the first Distribution Date, on the Cut-off Date) and a Pass-Through Rate equal to the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.50% per annum.

                  "Component G-II Fraction": For any Distribution Date, a fraction, the numerator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period minus 6.50% and the denominator of which is the Group 2 Weighted Average Rate for the related Interest Accrual Period.

                  "Condemnation Proceeds": Any amount (other than Insurance Proceeds) received in connection with the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

                  "Controlling Class": As of any date of determination, the Class of Certificates outstanding (other than the Class A-4, Class IO, Class F-1, Class R-I, Class R-II or Class R-III Certificates), (a) which bear the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 20% of the initial Certificate Balance thereof; provided, however, that if no such Class of Certificates has a Certificate Balance greater than 20% of its initial Certificate Balance, the Controlling Class shall be the Class of Certificates (other than the Class A-4, Class IO, Class F-1, Class R-I, Class R-II or Class R-III Certificates) bearing the latest alphabetical Class designation. In determining the Controlling Class, the Class A-1, Class A-2 and Class A-3 Certificates shall be deemed a single Class of Certificates.

                  "Controlling Class Representative": As defined in Section
3.6.

                  "Copley Borrower": Copley Place Associates, LLC, a Delaware limited liability company, and its successors.

                  "Copley Class A Noteholder": As defined in the Copley Servicing Agreement.

                  "Copley Class B Note": The Class B Promissory Note of the Copley Borrower issued in the original principal amount of $97,500,000 and secured by the Mortgage on Copley Place, Boston Massachusetts and which is subordinated to the Group 1 Mortgage Loan.

                  "Copley Event of Default": An Event of Default as defined in the Copley Servicing Agreement.

                  "Copley Servicer": Metropolitan Life Insurance Company or its successors or assigns.

                  "Copley Servicing Agreement": The Servicing Agreement, dated as of July 31, 1997, among Metropolitan Life Insurance Company, as holder of the Copley Class B Note and as servicer, and the Mortgage Loan Seller, relating to the Group 1 Mortgage Loan.

                  "Corporate Trust Office": The principal office of the Trustee located at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107,
Attention: Asset-Backed Securities Trust Services Dept.-CMAC 1997-ML1, or the principal trust office of any successor trustee qualified and appointed pursuant to Section 8.8.

                  "Corrected Mortgage Loan": The Group 1 Mortgage Loan if it has been a Specially Serviced Mortgage Loan but is no longer a Specially Serviced Mortgage Loan pursuant to the provisos to the second sentence of the definition of the term "Specially Serviced Mortgage Loan", and any Group 2 Mortgage Loan which is no longer a Specially Serviced Mortgage Loan pursuant to the provisos to the first sentence of the definition of the term "Specially Serviced Mortgage Loan".

                  "Costs":  As defined in Section 8.5(d).

                  "Custodial Agreement": The Custodial Agreement, if any, in effect from time to time between the Custodian named therein, the Master Servicer and the Trustee, substantially in the form of Exhibit F hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

                  "Custodian": Any Custodian appointed pursuant to Section 8.12 and, unless the Trustee is Custodian, named pursuant to any Custodial Agreement. The Custodian may (but need not) be the Trustee or the Master Servicer or any Affiliate of the Trustee or the Master Servicer, but may not be the Depositor, the Mortgage Loan Seller or any Affiliate of the Depositor or the Mortgage Loan Seller.

                  "Cut-off Date":  December 1, 1997.

                  "Debt Service Reduction Amount": With respect to a Due Date and the related Determination Date, the amount of the reduction of the Monthly Payment that a Borrower is obligated to pay on such Due Date with respect to a Mortgage Loan as a result of any proceeding under bankruptcy law or any similar proceeding (other than on account of a Deficient Valuation); provided, however, that in the case of an amount that is deferred, but not forgiven, such reduction shall include only the net present value (calculated at the related Mortgage Rate) of the reduction.

                  "Default Interest": With respect to any Mortgage Loan, interest accrued on such Mortgage Loan at the excess of the Default Rate over the Mortgage Rate.

                  "Default Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan, including a default in the payment of a Monthly Payment or a Balloon Payment, as such rate is set forth in the Mortgage Loan Schedule.

                  "Deferred Interest": With respect to any Mortgage Loan, interest accrued at the Mortgage Rate on such Mortgage Loan during an interest accrual period for such Mortgage Loan that exceeds the amount required by the terms of the Mortgage Loan to be paid on the related Due Date, and that is added to the Principal Amount of such Mortgage Loan.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the related Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code, as amended from time to time, and that reduces the amount the related Borrower is required to pay pursuant to such Mortgage Loan.

                  "Deficient Valuation Amount": The amount by which the total amount due with respect to a Mortgage Loan, including the Principal Amount of a Mortgage

Loan plus any accrued and unpaid interest thereon and any other amounts recoverable from the related Borrower with respect thereto pursuant to the terms thereof, is reduced in connection with a Deficient Valuation.

                  "Definitive Certificate":  As defined in Section 5.3(a).

                  "Depositor": Commercial Mortgage Acceptance Corp., a Missouri corporation and its successors and assigns.

                  "Determination Date": The fifth Business Day immediately preceding each Distribution Date, commencing in January 1998.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof that are not customarily provided to tenants in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(h)-1(c)(5), the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that a Special Servicer, on behalf of the Trust Fund, shall not be considered to Directly Operate an REO Property solely because such Special Servicer, on behalf of the Trust Fund, establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Non-U.S. Person": With respect to a Class R-I, Class R-II or Class R-III Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds such Class R-I, Class R-II or Class R-III Certificate, as the case may be, in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective IRS Form 4224 or (ii) a Non-U.S. Person that has delivered to both the transferor and the Certificate Registrar an Opinion of Counsel to the effect that the transfer of such Class R-I, Class R-II or Class RIII Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of such Class R-I, Class R-II or Class R-III Certificate will not be disregarded for federal income tax purposes.

                  "Disqualified Organization": Either (a) the United States, a State or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (b) a foreign government, International Organization or agency or instrumentality of either of the foregoing, (c) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code
Section 860E(c)(1)) with respect to the Class R-I, Class R-II or Class R-III Certificates (except certain farmers' cooperatives described in Code Section
521), (d) rural electric and telephone cooperatives described in Code Section 1381(a)(2), or (e) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel to the effect that any Transfer to such Person may cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code
Section 7701 or successor provisions.

                  "Distributable Certificate Interest": For any Distribution Date and each Class of REMIC I Interests, REMIC II Interests and Certificates (other than the Class IO Certificates and the Residual Certificates), one month's interest at the applicable Pass-Through Rate accrued on the Certificate Balance of such Class of REMIC I Interests, REMIC II Interests or Certificates, as the case may be, immediately prior to such Distribution Date. For any Distribution Date and for the Class IO Certificates, one month's interest accrued on Component A-1-II, Component A-2-II, Component A-3-II, Component B-II, Component C-II, Component D-II, Component E-II and Component F/G-II.

                  "Distribution Accounts": The REMIC I Distribution Account, the REMIC II Distribution Account and the REMIC III Distribution Account, which Distribution Accounts may be held by the Trustee as a single Eligible Account created and maintained as a separate trust account.

                  "Distribution Date": The fifteenth calendar day of any month, or if such fifteenth calendar day is not a Business Day, the Business Day immediately following such fifteenth calendar day, commencing in January 1998.

                  "Due Date": With respect to any Collection Period and any Mortgage Loan, the date on which scheduled payments are due on such Mortgage Loan (without regard to grace periods), such date being for all Mortgage Loans the first day of each month.

                  "Early Termination Notice Date": Any date as of which the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than 1% of the aggregate Principal Amount of the Mortgage Loans as of the Cut-off Date.

                  "Eligible Account": Either (i) a segregated account or accounts maintained with a federally or state-chartered depository institution or trust company of which (a) the short term senior unsecured debt obligations are rated at least "A-1+" by S&P and the long term senior unsecured debt obligations are rated at least "AA" by S&P and (b) the short term senior unsecured debt obligations are rated at least "P1" by Moody's and the long term senior unsecured debt obligations are rated at least "A2" by Moody's or (ii) a segregated trust account or accounts maintained with a federally or state-chartered depository institution or trust company acting in its fiduciary capacity, having, in either case, a combined capital and surplus of at least $50,000,000 and (a) subject to supervision or examination by federal or state authority and subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. 9.10(b), or (b) otherwise confirmed in writing by each of the Rating Agencies that the maintenance of such account, which may be an account maintained with the Trustee or the Master Servicer, shall not, in and of itself, result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates. Eligible Accounts may bear interest.

                  "Eligible Investor": (i) A Qualified Institutional Buyer that is purchasing Privately Placed Certificates for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A promulgated under the 1933 Act or (ii) with respect to Privately Placed Certificates, an Institutional Accredited Investor.

                  "Environmental Report": With respect to each Mortgaged Property, the environmental audit report or reports delivered to the Mortgage Loan Seller in connection with the purchase of the related Mortgage Loan from the Originator of such Mortgage Loan.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

                  "Escrow Account":  As defined in Section 3.5(b).

                  "Escrow Payment": Any payment made by any Borrower to the Master Servicer for the account of such Borrower for application toward the payment of taxes, insurance premiums, assessments and similar items in respect of the related Mortgaged Property.

                  "Event of Default":  As defined in Section 7.1.

                  "Expenses":  As defined in Section 8.5(c).

                  "Farb Loan": The Mortgage Loan bearing Loan Number 13 on the Mortgage Loan Schedule.

                  "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

                  "FHA":  The Federal Housing Administration.

                  "FHLMC": The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "Final Recovery Determination": With respect to any REO Mortgage Loan, Specially Serviced Mortgage Loan or Mortgage Loan subject to repurchase by the Mortgage Loan Seller pursuant to Section 2.3(d) or 2.3(e), the recovery of all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, the related Repurchase Price and other payments or recoveries (including proceeds of the final sale of any related REO Property) which the Master Servicer, in its reasonable judgment as evidenced by a certificate of a Servicing Officer delivered to the Trustee and the Custodian, expects to be finally recoverable. The Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination until the earlier of
(i) its termination as Master Servicer hereunder and the transfer of such records to a successor servicer and (ii) five years following the termination of the Trust Fund.

                  "Fiscal Agent": ABN AMRO Bank N.V., in its capacity as fiscal agent of the Trustee, or its successor in interest, or any successor fiscal agent appointed as herein provided.

                  "FNMA": The Federal National Mortgage Association, or any successor thereto.

                  "Franklin Mills Intercreditor Agreement": The intercreditor agreement dated the Closing Date, among the Mortgage Loan Seller, the Trustee and the Master Servicer, substantially in the form attached hereto as Exhibit K.

                  "Franklin Mills Loan": The Mortgage Loan bearing Loan Numbers 4 and 5, but shall not include the Additional Franklin Mills Note.

                  "Franklin Mills Pro Rata Allocation": For any collection, expense, Realized Loss, Additional Trust Fund Expense, or other amount with respect to the Franklin Mills Loan and the Additional Franklin Mills Note, the product of such amount and a fraction the numerator of which is the Principal Amount of the Franklin Mills Trust Note and the denominator of which is the sum of (i) the Principal Amount of the Franklin Mills Trust Note and (ii) the outstanding principal amount of the Additional Franklin Mills Note.

                  "Franklin Mills Trust Note": The Note evidencing the portion of the Franklin Mills Loan held by the Trust Fund.

                  "Group 1 Available Distribution Amount": With respect to REMIC I, the portion of the Available Distribution Amount arising from the Group 1 Mortgage Loan; with respect to REMIC II, all amounts distributed with respect to the REMIC I Interest corresponding to the Group 1 Mortgage Loan; and, with respect to REMIC III, all amounts distributed with respect to the Class A-4-II Interest.

                  "Group 1 Mortgage Loan": The Mortgage Loan shown as Loan Number 1 on the Mortgage Loan Schedule, which Mortgage Loan is secured by Copley Place, Boston, Massachusetts and made to the Copley Borrower and in the outstanding principal amount of $96,908,666 at the Cut-off Date. The term "Group 1 Mortgage Loan" shall include the related REO Mortgage Loan if the Group 1 Mortgage Loan becomes an REO Mortgage Loan, but shall not include the Copley Class B Note.

                  "Group 1 Principal Distribution Amount": For each Distribution Date, the aggregate of the following (without duplication):

                  (a) the principal portion of the Monthly Payment (other than the Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, on or in respect of the Group 1 Mortgage Loan for its Due Date during the related Collection Period;

                  (b) the aggregate of all Principal Prepayments received on the Group 1 Mortgage Loan during the related Collection Period;

                  (c) if the stated maturity date of the Group 1 Mortgage Loan occurred during or prior to the related Collection Period, any payment of principal made by or on behalf of the related Borrower during the related Collection Period (including the Balloon Payment), in each case, net of any portion of such payment that represents a recovery of the principal portion of any Monthly Payment (other than the Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of the Group 1 Mortgage Loan on a Due Date during or prior to the related Collection Period to the extent previously advanced and not previously recovered;

                  (d) the aggregate of all Liquidation Proceeds, Insurance Proceeds, REO Proceeds and Condemnation Proceeds, and proceeds of any Group 1 Mortgage Loan repurchase that were received on or in respect of the Group 1 Mortgage Loan during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of the Group 1 Mortgage Loan on a Due Date during or prior to the related Collection Period to the extent previously advanced and not previously recovered; and

                  (e) for each Distribution Date after the initial Distribution Date, the excess, if any, of the Group 1 Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made on the Class A-4 Certificates on such immediately preceding Distribution Date.

                  "Group 1 Servicing Standard": The standards for the conduct of the Master Servicer and the Group 1 Special Servicer in the performance of their respective obligations under this Agreement with respect to the Group 1 Mortgage Loan as set forth in Section 3.1(a).

                  "Group 1 Special Servicer": Midland Loan Services, L.P., a Missouri limited partnership, or its successor in interest, or any successor Group 1 Special Servicer appointed as herein provided.

                  "Group 1 Special Servicing Fee Rate":  A rate equal to 0.35%.

                  "Group 2 Available Distribution Amount": With respect to REMIC I, the portion of the Available Distribution Amount arising from the Group 2 Mortgage Loans; with respect to REMIC II, all amounts distributed with respect to the REMIC I Interests other than the REMIC I Interest corresponding to the Group 1 Mortgage Loan and the Transferable Servicing Interest; and, with respect to REMIC III, all amounts distributed with respect to REMIC II Interests other than the Class A-4-II Interest.

                  "Group 2 Certificate": The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F-1, Class F-2 and Class G Certificates.

                  "Group 2 Mortgage Loans": The Mortgage Loans (including related REO Mortgage Loans) other than the Group 1 Mortgage Loan.

                  "Group 2 Principal Distribution Amount": For any Distribution Date, the aggregate of the following (without duplication):

                  (a) the aggregate of the principal portions of all Monthly Payments (other than Balloon Payments) due, or the principal portion of any Assumed Monthly Payments deemed due, on or in respect of the Group 2 Mortgage Loans for their Due Dates during the related Collection Period;

                   (b) the aggregate of all Principal Prepayments received on the Group 2 Mortgage Loans during the related Collection Period (including any Remaining Cash Flow);

                   (c) with respect to any Group 2 Mortgage Loan as to which the related stated maturity date occurred during or prior to the related Collection Period, any payment of principal made by or on behalf of the related borrower during the related Collection Period (including any Balloon Payment), in each case, net of any portion of such payment that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of such Mortgage Loan on a Due Date during or prior to the related Collection Period to the extent previously advanced and not previously recovered;

                  (d) the aggregate of all Liquidation Proceeds,Insurance Proceeds, REO Proceeds and Condemnation Proceeds, and proceeds of Group 2 Mortgage

         Loan repurchases that were received on or in respect of Group 2 Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of the Group 2 Mortgage Loans on a Due Date during or prior to the related Collection Period to the extent previously advanced and not previously recovered;

                   (e) for each Distribution Date after the initial Distribution Date, the excess, if any, of the Group 2 Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made on any Class of Certificates (other than the Class IO, Class R-I, Class R-II and Class R-III Certificates), on such immediately preceding Distribution Date; and

                  (f) the excess, if any, of the Group 1 Principal Distribution Amount for such Distribution Date over the portion thereof payable in respect of the Class A-4-II Interests.

                  "Group 2 Servicing Standard": The standards for the conduct of the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer in the performance of their respective obligations under this Agreement with respect to the Group 2 Mortgage Loans as set forth in Section 3.2(a).

                  "Group 2 Special Servicer": CRIIMI MAE Services Limited Partnership, a Maryland limited partnership, or its successor in interest, or any successor Group 2 Special Servicer appointed as herein provided.

                  "Group 2 Special Servicing Fee Rate":  A rate equal to 0.25%.

                  "Group 2 Weighted Average Rate": For each Distribution Date and the related Interest Accrual Period, the weighted average of the REMIC I Net Mortgage Rates for all of the REMIC I Interests other than the REMIC I Interest related to the Group 1 Mortgage Loan, weighted on the basis of their respective Certificate Balances as of the close of business on the preceding Distribution Date.

                  "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

                  "Holder": With respect to any Certificate, a Certificateholder; with respect to any REMIC I or REMIC II Interest, the Trustee.

                  "Indemnified Party":  As defined in Section 8.5(c).

                  "Indemnitors":  As defined in Section 8.5(c).

                  "Independent": When used with respect to any specified Person, any other Person who (i) does not have any direct financial interest, or any material indirect financial interest, in any of the Manager, the Depositor, the Master Servicer, any Special Servicer, any Borrower or any Affiliate thereof, and (ii) is not connected with any such specified Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

                  "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5) (except that a Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel (obtained at the expense of the Special Servicer) addressed to the Special Servicer and the Trustee has been delivered to the Trustee to the effect that the Special Servicer meets the requirements of such definition) or (ii) any other Person (including the Special Servicer) if the Special Servicer, on behalf of itself and the Trustee, has received an Opinion of Counsel (obtained at the expense of the party seeking to be deemed an Independent Contractor) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an

Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized with respect of such REO Property to fail to qualify as Rents from Real Property (provided that such income would otherwise so qualify).

                  "Initial Principal Amount": As defined in the Preliminary Statement.

                  "Initial Sub-Servicing Agreement": The sub-servicing agreements entered into by the Master Servicer on or prior to the Closing Date (as amended from time to time) with L.J. Melody & Company (or one of its Affiliates) with respect to the Farb Loan and KeyCorp Real Estate Capital Markets, Inc. (or one of its Affiliates) with respect to the Shilo Inn Loans and as delivered to the Trustee by the Master Servicer pursuant to Section 2.1.

                  "Initial Sub-Servicing Event of Default": An "Event of Default" as defined in the Initial Sub-Servicing Agreements.

                  "Institutional Accredited Investor": An entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the 1933 Act and which is not otherwise a Qualified Institutional Buyer or an entity all of the equity owners of which meet the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the 1933 Act.

                  "Insurance Proceeds": Proceeds of any fire and hazard insurance policy, title policy or other insurance policy relating to a Mortgage Loan and/or the Mortgaged Property securing any Mortgage Loan (including any amounts paid by the Master Servicer or a Special Servicer pursuant to Section 3.9), to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Borrower in accordance with the express requirements of the related Mortgage or Note or other documents included in the related Mortgage File or in accordance with the Servicing Standard.

                  "Interest":  A REMIC I Interest or a REMIC II Interest.

                  "Interest Accrual Period": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. Interest for each Interest Accrual Period shall be calculated based on a 360-day year consisting of twelve 30-day months.

                  "Interested Person": As of any date of determination, the Depositor, the Master Servicer, any Special Servicer, the Trustee, any Borrower, any Manager of a Mortgaged Property, any Independent Contractor engaged by a Special Servicer pursuant to Section 3.19, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

                  "Investment Account":  As defined in Section 3.9(a).

                  "Investment Representation Letter": As defined in Section 5.2(c)(i).

                  "IRS":  The Internal Revenue Service.

                  "Liquidation": The liquidation of a Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, the sale of a Specially Serviced Mortgage Loan or an REO Property in accordance with Section 3.20 or the sale of all of the Mortgage Loans in accordance with Section 9.1.

                  "Liquidation Expenses": Expenses incurred on behalf of the Trust Fund in connection with the liquidation of any Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions, and conveyance taxes) and any Property Advances, with interest thereon at the Reimbursement Rate, incurred with respect to such Mortgage Loan or such property not previously reimbursed from collections or other proceeds therefrom.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds) received in connection with (i) the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) a Liquidation.

                  "Liquidation Realized Loss": With respect to each Liquidation, an amount equal to (i) the sum of(A) the Principal Amount of the Mortgage Loan (or deemed Principal Amount, in the case of an REO Property ) as of the date of the Liquidation (excluding any portion of the Principal Amount attributable to accrued Additional Interest), plus (B) interest accrued (including interest deemed to have accrued in the case of an REO Property and excluding accrued Additional Interest) at the applicable Mortgage Rate in effect from time to time for which interest has not been paid (including through application of REO Revenues from REO Property) or from the date to which interest was last (x) paid or (y) accrued and added to the

Principal Amount of such Mortgage Loan until the Due Date in the Collection Period in which the Liquidation occurred, on the Principal Amount (excluding any portion thereof attributable to Additional Interest) (or, in the case of REO Property, the deemed Principal Amount) of such Mortgage Loan outstanding from time to time during the foregoing period, minus (ii) the sum of (X) related REO Revenues derived from the operation of REO Property and applied as recoveries of principal or interest on the related Mortgage Loan or REO Property (but without duplication of amounts deemed paid pursuant to clause
(i)(B) above), and (Y) related Net Liquidation Proceeds and Net Insurance Proceeds received during the Collection Period in which such Liquidation occurred. Net REO Proceeds, Net Liquidation Proceeds and Net Insurance Proceeds shall be applied first against the unpaid interest on the Mortgage Loan, calculated as described in clause (B) above, and then against the Principal Amount of such Mortgage Loan, calculated as described in clause (A) above.

                  "Loan Agreement": With respect to any Mortgage Loan, the loan agreement, if any, between the Originator and the Borrower, pursuant to which such Mortgage Loan was made.

                  "Loan Number": With respect to any Mortgage Loan, the loan number by which such Mortgage Loan was identified on the books and records of the Master Servicer or any subservicer for the Master Servicer, as set forth in the Mortgage Loan Schedule.

                  "MAI": Member of the Appraisal Institute with at least 5 years of experience in the related property type.

                  "Management Agreement": With respect to any Mortgage Loan, the Management Agreement, if any, by and between the Manager and the related Borrower, or any successor Management Agreement between such parties.

                  "Manager": With respect to any Mortgage Loan, any property manager for the related Mortgaged Property.

                  "Master Servicer": Midland Services, L.P., a Missouri limited partnership, or its successor in interest, or any successor Master Servicer appointed as herein provided.

                  "Master Servicer Mortgage File": With respect to any Mortgage Loan, all documents related to such Mortgage Loan that are not required to be delivered to the Custodian pursuant to Section 2.1 or to be maintained as part of the Trustee Mortgage File, including without limitation:

                  (i) a copy of the Management Agreement, if any, for the related Mortgaged Property;

                  (ii) a copy of the related ground lease, as amended, if any, for such Mortgaged Property;

                  (iii) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing;

                  (iv) copies of the related appraisals, surveys, environmental reports and other similar documents; and

                  (v) any other written agreements related to such Mortgage Loan.

                  "Master Servicer Remittance Report": A report prepared by the Master Servicer in such media as may be agreed upon by the Master Servicer and the Trustee containing such information regarding the Mortgage Loans as will permit the Trustee to calculate the amounts to be distributed pursuant to
Section 4.3, to allocate Realized Losses among the Interests and the Certificates pursuant to Section 4.9 and to furnish statements to Certificateholders pursuant to Section 4.4 and containing such additional information as the Master Servicer and the Trustee may from time to time agree.

                  "Maturity Date": With respect to each Mortgage Loan, the maturity date as set forth in the Mortgage Loan Schedule.

                  "Modification Loss": With respect to any Mortgage Loan or Separate Loan Advance, (i) a decrease in the Principal Amount of such Mortgage Loan or Separate Loan Advance as a result of a modification thereof in accordance with the terms hereof, (ii) in the case of a modification of a Mortgage Loan that reduces the Mortgage Rate thereof, the excess, on each due date for such Mortgage Loan, of the amount of interest that would have accrued at a rate equal to the original Mortgage Rate over the amount of interest that actually accrued on the Mortgage Loan for such due period; (iii) the amount of any pastdue interest that is forgiven; provided, that such loss shall exclude any amount attributable to Additional Interest; and (iv) any expenses connected with such modifications to the extent (x) reimbursable to the

Trustee, the Fiscal Agent, a Special Servicer or the Master Servicer and (y) not recovered from the Borrower.

                  "Monthly Payment": With respect to any Mortgage Loan (other than any REO Mortgage Loan) and any Due Date, the scheduled monthly payment of principal and interest, excluding any Balloon Payment, on such Mortgage Loan which is payable by the related Borrower on such Due Date under the related Note (after giving effect to any extension or modification permitted hereunder). With respect to any REO Mortgage Loan, the monthly payment which would otherwise have been payable on such Due Date had the related Note not been discharged (after giving effect to any extension or other modification), determined as set forth in the preceding sentence and on the assumption that all other amounts, if any, due thereunder are paid when due.

                  "Moody's":  Moody's Investors Service, Inc.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in a Mortgaged Property securing the related Note.

                  "Mortgage File": With respect to any Mortgage Loan, the mortgage documents required to be maintained in the Trustee Mortgage File or the Master Servicer Mortgage File.

                  "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.1 and from time to time held in the Trust Fund, such mortgage loans originally so transferred, assigned and held being identified on the Mortgage Loan Schedule as of the Cut-off Date. Such term shall include any REO Mortgage Loan, but shall not include the Additional Franklin Mills Note or the Copley Class B Note. Each Mortgage Loan having a Separate Loan Advance shall be treated as two or more separate loans for purposes of calculating the Mortgage Rate and Principal Amount thereof.

                  "Mortgage Loan Documents": Any and all documents contained in the Trustee Mortgage File and the Master Servicer Mortgage File.

                  "Mortgage Loan Purchase and Sale Agreement": The Mortgage Loan Purchase and Sale Agreement, dated the Closing Date, between the Depositor and the Mortgage Loan Seller, substantially in the form attached hereto as Exhibit G.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Fund on such date, such list as of the Closing Date being attached hereto as Exhibit B.

                  "Mortgage Loan Seller": Merrill Lynch Mortgage Capital Inc., a Delaware corporation, and its successors and assigns.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan (in the absence of a default), as set forth in the Mortgage Loan Schedule.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of a fee simple or leasehold estate in a parcel of land improved by a commercial property, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

                  "Net Liquidation Proceeds": The excess of Liquidation Proceeds received with respect to any Mortgage Loan over the amount of Liquidation Expenses incurred with respect thereto.

                  "Net Cumulative NOM Principal Collections": For any Distribution Date, the cumulative amount of all principal payments collected on the NOM Loan during all Collection Periods preceding such Distribution Date less any distributions of principal to the Class F-1-II Interest on all prior Distribution Dates.

                  "Net Mortgage Rate": With respect to any Mortgage Loan, the Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate and the Trustee Fee Rate; provided, however, that the Net Mortgage Rate shall not include any Additional Interest Rate.

                  "Net REO Proceeds": With respect to each REO Property, REO Proceeds with respect to such REO Property net of any Property Advances, insurance premiums, taxes, assessments and other costs and expenses permitted to be paid therefrom pursuant to Section 3.19(b).

                  "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

                  "1933 Act": The Securities Act of 1933, as it may be amended from time to time.

                  "1934 Act": The Securities Exchange Act of 1934, as it may be amended from time to time.

                  "NOM Controlling Class": As of any date of determination, the Class F-1 Certificates shall be the NOM Controlling Class for so long as (i) the Certificate Balance of such Class of Certificates is greater than $1,000,000, (ii) if the NOM Loan has become a Specially Serviced Mortgage Loan, until the one year anniversary of such event, the NOM Expected Loss is less than 150% of the Certificate Balance of the Class F-1 Certificates and (iii) if the NOM Loan has become a Specially Serviced Mortgage Loan, on the basis of the first or any subsequent Updated Appraisal of the related Mortgaged Property at least twelve months beyond the NOM Loan becoming a Specially Serviced Mortgage Loan, the NOM Expected Loss is less than the excess, if any, of the Certificate Balance of the Class F-1 Certificates over $1,000,000. In the event that any of the conditions set forth in the preceding sentence are not met, the NOM Controlling Class shall be the Controlling Class.

                  "NOM Expected Loss": The excess, if any, of the Principal Amount of the NOM Loan at the Cut-off Date, together with all accrued and unpaid interest (other than Additional Interest), unreimbursed Property Advances and Additional Trust Fund Expenses in respect of the NOM Loan at the time of calculation of the NOM Expected Loss, over the Appraised Value of the Mortgaged Property securing the NOM Loan at the time of calculation of the NOM Expected Loss.

                  "NOM Loan": The Mortgage Loan shown as Loan Numbers 6 and 7 on the Mortgage Loan Schedule.

                  "NOM Special Servicer": CRIIMI MAE Services Limited Partnership, a Maryland limited partnership, or its successor in interest, or any successor NOM Special Servicer appointed as herein provided.

                  "Nonrecoverable Advance ": Any portion of an Advance proposed to be made or previously made which has not been previously reimbursed to the Master Servicer, the Trustee, the Fiscal Agent or a Special Servicer, as applicable, and which the Master Servicer, the Trustee, the Fiscal Agent or such Special Servicer has determined in its good faith business judgment will not or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer, the Trustee, the Fiscal Agent or such Special Servicer, as applicable, from late payments, Insurance

Proceeds, Condemnation Proceeds, Liquidation Proceeds and other collections on or in respect of the related Mortgage Loan. To the extent that any Borrower is not obligated under the related Mortgage Loan Documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by a Special Servicer which forgives unpaid Monthly Payments or other amounts which the Master Servicer, the Trustee, the Fiscal Agent or such Special Servicer had previously advanced (and which the related Borrower was previously obligated to repay), and the Master Servicer, the Trustee, the Fiscal Agent or such Special Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing the Master Servicer, the Trustee, the Fiscal Agent, or such Special Servicer shall provide an Officer's Certificate as described below. The determination by the Master Servicer, the Trustee, the Fiscal Agent or a Special Servicer, as applicable, that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer or Vice President or equivalent or senior officer of the Fiscal Agent or such Special Servicer, as appropriate, delivered to the Master Servicer, the Trustee, the related Special Servicer and the Depositor setting forth such determination and the procedures and considerations of the Master Servicer, the Trustee, the Fiscal Agent or such Special Servicer, as applicable, forming the basis of such determination, which shall include any information or reports obtained by the Master Servicer, the Trustee, the Fiscal Agent or such Special Servicer, such as Updated Appraisals, property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee and the Fiscal Agent shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

                  "Non-U.S. Person": A person that is not (i) a citizen or resident of the United States; (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof; (iii) an estate whose income is subject to United States federal income tax regardless of its sources; or (iv) a trust as to which a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

                  "Note": With respect to any Mortgage Loan as of any date of determination, the note or other evidence of indebtedness and/or agreements evidencing the indebtedness of the related Borrower or obligor under such Mortgage Loan (excluding the Additional Franklin Mills Note and the Copley Class B Note), in each case, including any amendments or modifications, or any renewal or substitution notes, as of such date.

                  "Notional Amount": With respect to the Class IO Certificates, an amount equal to the Certificate Balances of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F-1, Class F-2 and Class G Certificates and, with respect to the Component A-1-II, Component A-2-II, Component A-3- II, Component B-II, Component C-II, Component D-II, Component E-II, Component F-1-II, Component F-2-II and Component G-II, an amount equal to the Certificate Balance of the Class A-1-II, Class A-2-II, Class A-3-II, Class B-II, Class C-II, Class D-II, Class E-II, Class F-1-II, Class F-2-II and Class G-II Interests, respectively.

                  "Notice of Termination": Any of the notices given to the Trustee by the Master Servicer, the Depositor or the Group 2 Special Servicer pursuant to Section 9.1(c).

                  "Officer's Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries or any other officer of, or of the general partner of, the Master Servicer or a Special Servicer customarily performing functions similar to those performed by any of the above designated officers and also with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, or an authorized officer of the Depositor, and delivered to the Depositor, the Trustee, the applicable Special Servicer or the Master Servicer, as the case may be.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Depositor, a Special Servicer or the Master Servicer, as the case may be, acceptable to the Trustee, except that any opinion of counsel relating to (a) qualification of REMIC I, REMIC II or REMIC III as a REMIC or the imposition of tax under the REMIC Provisions on any income or property of any of the REMICs, (b) compliance with the REMIC Provisions (including application of the definition of "Independent Contractor") or (c) a resignation of the Master Servicer or a Special Servicer pursuant to Section 6.4, must be an opinion of counsel who is Independent of the Depositor, the Special Servicer and the Master Servicer.

                  "Originator": With respect to a Mortgage Loan, the originator of such Mortgage Loan, as identified in the Mortgage Loan Schedule.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "P&I Advance": With respect to any Distribution Date, (i) with respect to any Mortgage Loan as to which the Monthly Payment (other than a Balloon Payment and without regard to any acceleration of principal under such Mortgage Loan) due on the related Due Date in the related Collection Period was not received by the Master Servicer (including any sub-servicer of the Master Servicer) or the applicable Special Servicer, as applicable, as of the Business Day immediately proceeding the Remittance Date, the amount of such Monthly Payment not received from the related Borrower after giving effect to any changes in Monthly Payments on modified Mortgage Loans; (ii) with respect to any Mortgage Loan as to which a Balloon Payment was due during or prior to the related Collection Period but was delinquent, in whole or in part, as of the related Determination Date, an amount equal to the excess, if any, of the Assumed Monthly Payment for such Balloon Mortgage Loan on the Due Date in the related Collection Period, over any late collections received in respect of such Balloon Payment during such Collection Period that are not reimbursable to the Master Servicer, the Trustee or the Fiscal Agent for a prior P&I Advance; and (iii) with respect to each REO Property related to a Mortgage Loan, an amount equal to the excess, if any, of the Assumed Monthly Payment for such REO Property and the related Due Date, over the Net REO Proceeds from the operation of such REO Property for the related Collection Period, reduced by any amounts required to be paid as taxes on such Net REO Proceeds (including pursuant to Section 860G(c) of the Code) and any amounts reimbursable to the Master Servicer, the Trustee or the Fiscal Agent for a prior P&I Advance. All P&I Advances for any Mortgage Loan that has been modified shall be calculated on the basis of the terms as modified. Notwithstanding the foregoing, in the case of any Mortgage Loan which is a Required Appraisal Mortgage Loan, the interest portion of the P&I Advance shall be reduced to an amount equal to the product of (x) the amount that would be the interest portion of the P&I Advance without regard to this sentence and (y) a fraction, the numerator of which is the Scheduled Principal Amount of the applicable Mortgage Loan minus the Appraisal Reduction Amount, and the denominator of which is the Scheduled Principal Amount of the applicable Mortgage Loan.

                  "Pass-Through Rate": Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F-1, Class F-2, Class G, Class A-

1-II, Class A-2-II, Class A-3-II, Class B-II, Class C-II, Class D-II, Class E-II, Class F-1-II, Class F-2-II or Class G-II Pass-Through Rates.

                  "Paying Agent": The paying agent appointed pursuant to
Section 5.5.

                  "Permitted Certificates": As defined in Section 2.3(a)(v)(B).

                  "Percentage Interest": As to any Certificate, the percentage interest evidenced thereby in distributions required to be made with respect to the related Class. With respect to any Certificate (except the Class R-I, Class R-II and Class R-III Certificates), the percentage interest is derived by dividing the denomination of such Certificate by the initial Certificate Balance or notional amount of such Class of Certificates. With respect to any Class R-I, Class R-II or Class R-III Certificate, the percentage interest is set forth on the face thereof.

                  "Permitted Investments": Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the date on which such funds are required to be drawn, regardless of whether issued by the Depositor, the Master Servicer, a Special Servicer, the Trustee or any of their respective Affiliates, and having at all times the required ratings, if any, provided for in this definition (provided that no Permitted Investment, if downgraded, shall be required to be sold at a loss, except if the remaining term to maturity at the time of such downgrading is greater than 30 days), unless each Rating Agency shall have confirmed in writing to the Master Servicer or the applicable Special Servicer, as applicable, that a lower rating will not result in the withdrawal, downgrading or qualification of the ratings then assigned to the
Certificates:

                  (i) direct obligations of, or obligations guaranteed as to full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America, including, without limitation, U.S. Treasury Obligations, Farmers Home Administration certificates of beneficial interest, General Services Administration participation certificates and Small Business Administration guaranteed participation certificates or guaranteed pool certificates;

                  (ii) direct obligations of FHLMC (debt obligations only), FNMA (debt obligations only), the Federal Farm Credit System

                              (consolidated systemwide bonds and notes only), the Federal Home Loan Banks (consolidated debt obligations only), the Student Loan Marketing Association (debt obligations only), the Financing Corp. (consolidated debt obligations only), and the Resolution Funding Corp. (debt obligations only);

                  (iii) Federal funds, time deposits in, or certificates of deposit of, or bankers' acceptances, or repurchase obligations, all having maturities of not more than 365 days, issued by, any bank or trust company, savings and loan association or savings bank, depository institution or trust company having a short term debt obligation rating that is in the highest short-term rating category of each Rating Agency;

                  (iv) commercial paper having a maturity of 365 days or less (including (A) both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof and (B) demand notes that constitute vehicles for investment in commercial paper) that is rated by each Rating Agency in its highest short-term unsecured rating category;

                  (v) units of taxable money market funds or mutual funds that seek to maintain a constant asset value and have been rated by each Rating Agency in its highest short term rating category, provided, that the Master Servicer or the applicable Special Servicer shall have determined that such funds are "permitted investments" for a REMIC;

                  (vi) if each of the Rating Agencies has previously confirmed in writing to the Trustee that the holding of such demand, money market or time deposit, demand obligation or any other obligation, security or investment shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates, any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, as may be acceptable to each Rating Agency as a permitted investment of funds backing securities having ratings equivalent to its initial rating of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates; and


                  (vii) such other obligations as to which each of the Rating Agencies has confirmed in writing that such obligations are acceptable as Permitted Investments and the holding of such obligations by the Master Servicer or the applicable Special Servicer, as applicable, shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates;

provided, however, that (a) none of such obligations or securities listed above may have an "r" highlighter affixed to its rating if rated by S&P; (b) each such obligation or security shall have a fixed dollar amount of principal due at maturity which cannot vary or change; (c) except with respect to units of money market funds pursuant to clause (v) above, if any such obligation or security provides for a variable rate of interest, interest shall be tied to a single interest rate index plus a single fixed spread (if any) and move proportionately with that index; and (d) each such investment shall mature or be payable on demand prior to the next Distribution Date and shall not be sold; and provided, further, however, that such instrument qualifies as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment as of the date of its acquisition.

                  "Permitted Mortgage Loans": As defined in Section
2.3(a)(v)(A).

                  "Permitted Pooling and Servicing Agreement":  As defined in
Section 2.3(a)(v)(B).

                  "Permitted Transferee": With respect to a Class R-I, Class R-II or Class R-III Certificate, any Person or agent thereof that is a Qualified Institutional Buyer, Institutional Accredited Investor or any other Person designated by the Certificate Registrar based upon an Opinion of Counsel (provided at the expense of such Person or the Person requesting the Transfer) to the effect that the Transfer of an Ownership Interest in any Class R-I, Class R-II or Class R-III Certificate to such Person will not cause REMIC I, REMIC II or REMIC III to fail to qualify as a

REMIC at any time that the Certificates are outstanding other than (a) a Disqualified Organization or (b) a Person that is a Disqualified Non-U.S. Person.

                  "Permitted Trust":  As defined in Section 2.3(a)(v)(B).

                  "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan":  As defined in Section 5.2(i).

                  "Prepayment Assumption": The assumption attached hereto as Exhibit J.

                  "Prepayment Premium": With respect to any Mortgage Loan or Separate Loan Advance, any yield maintenance charge paid by the related Borrower in connection with (i) any Principal Prepayment on such Mortgage Loan pursuant to the Note or Mortgage that provides for the payment of such premium or (ii) any provision in the Mortgage or Note which provides for the payment of such charge in an event of an acceleration of the maturity date of such Mortgage Loan upon a default thereunder.

                  "Prepayment Premium Allocation Amount": With respect to any Principal Prepayment on any Group 2 Mortgage Loan and with respect to any Class of Group 2 Certificates (or related Interests), the product of (1) a fraction (not greater than one and not less than zero) (A) the numerator of which is the applicable Pass-Through Rate minus the discount rate used in calculating the Prepayment Premium with respect to such Principal Prepayment and (B) the denominator of which is the difference between the related Mortgage Rate and the discount rate used in calculating the Prepayment Premium with respect to such Principal Prepayment, (2) the applicable Class Prepayment Percentage and
(3) the amount of such Prepayment Premium collected.

                  "Principal Amount": The actual unpaid principal amount of a Mortgage Loan or Separate Loan Advance (or, in the case of an REO Property, the deemed unpaid principal amount calculated as provided herein) as of the date of calculation.

                  "Principal Prepayment": With respect to any Mortgage Loan or Separate Loan Advance, any payment of principal made by the related Borrower which is received in advance of its scheduled Due Date.

                  "Principal Recovery Fee":  As defined in Section 3.14(c).

                  "Privately Placed Certificates": The Class F-1 Certificates, the Class F-2 Certificates, the Class G Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates.

                  "Property Advance": As to any Mortgage Loan, any advance made by the Master Servicer, the Trustee, the Fiscal Agent or a Special Servicer in respect of costs and expenses incurred pursuant to Sections 3.12(b), 3.12(f), 3.12(i) and 3.20(b) or any expenses incurred to protect and preserve the security for such Mortgage Loan or taxes and assessments or insurance premiums, pursuant to Section 3.5, 3.10 or Section 3.24, as applicable and any other advances deemed Property Advances hereunder. Notwithstanding anything to the contrary herein, Property Advances with respect to the Franklin Mills Loan shall be recoverable only from collections with respect to such Mortgage Loan, the Additional Franklin Mills Note, the Franklin Mills Intercreditor Agreement and the related Mortgaged Property, and shall not otherwise be recoverable from the Trust Fund (except as otherwise provided in Section 3.7(ii)).

                  "Publicly Offered Certificates": The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class IO Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates and the Class E Certificates.

                  "Qualified Institutional Buyer": A qualified institutional buyer within the meaning of Rule 144A.

                  "Qualified Insurer": An insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction, which (i) except as provided in clauses (ii) or (iii) below, shall have a claims paying ability of (A) "AA" or better by S&P and "Aa2" or better by Moody's or (B) in the case of insurance policies (maintained by the related Borrowers, but not in the case of policies maintained by the Master Servicer or a Special Servicers) and relating to Mortgage Loans bearing Loan Numbers 8, 9 and 10, not less than "A" by Alfred M. Best Company, Inc., (ii) in the case of public liability insurance policies required to be maintained with respect to REO Properties in accordance with Section 3.10(a), shall have a claims paying ability of "AA" or better by S&P and "Aa2"or better by Moody's or (iii) in the case of the fidelity bond and errors and omissions insurance required to be maintained pursuant to Section 3.9(c), shall have a claims paying ability rated "A" or better by S&P and "A2" or better by Moody's , unless in any such case each of the Rating Agencies have confirmed in writing that an insurance company with a lower claims paying ability shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates.

                  "Qualified Mortgage": A Mortgage Loan that is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage), or any substantially similar successor provision.

                  "Rated Final Distribution Date": The first Distribution Date following the third anniversary of the end of the amortization term (without giving effect to any Balloon Payments) of the Mortgage Loan that, as of the Cut-off Date, has the longest remaining amortization term.

                  "Rating Agency": Each of S&P and Moody's. References herein to the highest long-term senior unsecured debt rating category of each Rating Agency shall mean "AAA" with respect to S&P and "Aaa" with respect to Moody's. References herein to the highest short-term senior unsecured debt rating category of each Rating Agency shall mean "A-1+" with respect to S&P and "P1" with respect to Moody's.

                  "Real Property": Land or improvements thereon such as buildings or other inherently permanent structures (including items that are structural components of such buildings or structures), in each such case as such terms are used in the REMIC Provisions.

                  "Realized Interest Loss": (i) In the case of a Liquidation Realized Loss, the portion of any Liquidation Realized Loss that exceeds the Realized Principal Loss on the related Mortgage Loan, (ii) in the case of a Bankruptcy Loss, the portion of such Realized Loss attributable to accrued interest on the related Mortgage Loan and (iii) a Modification Loss described in clause (ii) or (iii) of the definition thereof; provided, that a Modification Loss described in clause (ii) of the definition of "Modification Loss" shall be deemed to occur on each Distribution Date in the amount attributable thereto.

                  "Realized Loss": A Liquidation Realized Loss, a Modification Loss or a Bankruptcy Loss.

                  "Realized Principal Loss": (i) In the case of a Liquidation Realized Loss, the amount of such Realized Loss, to the extent that it does not exceed the Principal Amount of the related Mortgage Loan (or deemed Principal Amount, in the case of an REO Mortgage Loan) at the time the calculation is performed; (ii) in the case of a Modification Loss, the amount of such Modification Loss described in clause (i) of the definition thereof, and (iii) in the case of a Bankruptcy Loss, the portion of such Realized Loss attributable to the reduction in the Principal Amount of the related Mortgage Loan.

                  "Record Date": With respect to each Distribution Date, the last Business Day of the month preceding the month in which such Distribution Date occurs.

                  "Regular Certificates": The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F-1, Class F-2, Class G and Class IO Certificates.

                  "Regulation D":  Regulation D under the 1933 Act.

                  "Reimbursement Rate": With respect to any Advance made with respect to a Group 2 Mortgage Loan or any P&I Advance made with respect to the Group 1 Mortgage Loan, a per annum rate equal to the Prime Rate (as published in The Wall Street Journal, or, if The Wall Street Journal is no longer published, The New York Times, from time to time), and , with respect to any Property Advance made with respect to the Group 1 Mortgage Loan, the higher of
(i) the daily prime rate as reported by the Federal Reserve Board in Statistical Release H.15(519) as most recently available on the date of each such Property Advance and (ii) a per annum rate equal to the Prime Rate (as published in The Wall Street Journal, or, if The Wall Street Journal is no longer published, The New York Times, from time to time).

                  "Remaining Cash Flow": For any Mortgage Loan after its Anticipated Repayment Date, the excess of principal payments collected thereon over the scheduled principal payments thereon (but excluding amounts deemed to be payments of Additional Interest that were previously added to the Principal Amount of such Mortgage Loan).

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC I": A segregated asset pool within the Trust Fund consisting of the Mortgage Loans, collections thereon, any REO Property acquired in respect thereof and amounts held from time to time in the Collection Account, the REMIC I Distribution Account and the REO Account, if established.

                  "REMIC I Distribution Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 3.6(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Commercial Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-ML1, REMIC I Distribution Account" and which shall be an Eligible Account.

                  "REMIC I Interests": The interests designated as regular interests in REMIC I, which shall consist of, with respect to each Mortgage Loan or Separate Loan Advance, as the case may be, an interest having an initial Certificate Balance equal to the Scheduled Principal Amount of the related Mortgage Loan as of the Cut-off Date and a Pass-Through Rate equal to the REMIC I Net Mortgage Rate of the related Mortgage Loan, and the Transferable Servicing Interest.

                  "REMIC I Net Mortgage Rate": As to each REMIC I Interest (other than the Transferable Servicing Interest), the Mortgage Rate for the related Mortgage Loan or Separate Loan Advance, as the case may be, as of the Cut-off Date less the applicable Servicing Fee Rate and Trustee Fee Rate (without taking into account any modification of the Mortgage Rate after the Cut-off Date or any increase in such Mortgage Rate, including any increase resulting from any Additional Interest Rate); provided, however, that, with respect to each REMIC I Interest for which interest is not computed based on a year of 360 days and consisting of twelve 30-day months, the interest rate on such REMIC I Interest shall be converted to an effective rate equal to (a) the amount of interest that would have accrued in respect of such REMIC I Interest at the Mortgage Rate for the related Mortgage Loan or Separate Loan Advance, as the case may be, as of the Cut-off Date (without giving effect to any modification of the Mortgage Rate after the Cut-off Date or any increase in such Mortgage Rate, including any increase resulting from any Additional Interest Rate), multiplied by twelve and expressed as a percentage of the principal balance of the REMIC I Interest as of the preceding Distribution Date (after giving effect to any distribution of principal made on such Distribution
Date) minus (b) the sum of the applicable Servicing Fee Rate and the Trustee Fee Rate.

                  "REMIC II": The segregated pool of assets within the Trust Fund consisting of the REMIC I Interests and such amounts as shall from time to time be held in the REMIC II Distribution Account.

                  "REMIC II Distribution Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 3.6(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Commercial Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-ML1, REMIC II Distribution Account" and which shall be an Eligible Account.

                  "REMIC II Interests": The Class A-1-II, Class A-2-II, Class A-3- II, Class A-4-II, Class B-II, Class C-II, Class D-II, Class E-II, Class F-1-II, Class F-2-II and Class G-II Interests.

                  "REMIC III": The segregated pool of assets within the Trust Fund consisting of the REMIC II Interests and such amounts as shall from time to time be held in the REMIC III Distribution Account.

                  "REMIC III Distribution Account": The segregated account or accounts created and maintained by the Trustee pursuant to Section 3.6(b), which shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Commercial Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-ML1, REMIC III Distribution Account" and which shall be an Eligible Account.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMICs":  REMIC I, REMIC II and REMIC III.

                  "Remittance Date": The Business Day preceding each Distribution Date.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account":  As defined in Section 3.19(b).

                  "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has become an REO Property. An REO Mortgage Loan shall be treated, for purposes of making calculations hereunder, as a continuation of the related Mortgage Loan.

                  "REO Proceeds": With respect to any REO Property and the related REO Mortgage Loan, all revenues received by the applicable Special Servicer with respect to such REO Property or REO Mortgage Loan that do not constitute Liquidation Proceeds.

                  "REO Property": A Mortgaged Property title to which has been acquired by the applicable Special Servicer on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise.

                  "REO Tax":  As defined in Section 3.19(d)(i).

                  "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

                  "Repurchase Price": With respect to any Mortgage Loan to be repurchased pursuant to Section 2.3(d) or 2.3(e) or any Specially Serviced Mortgage Loan or any REO Property to be sold or repurchased pursuant to Section 3.20, an amount, calculated by the Master Servicer equal to:

                  (i) The unpaid Principal Amount of such Mortgage Loan (or, in the case of any REO Property, the related REO Mortgage Loan) as of the Due Date as to which a payment was last made by the related Borrower; plus

                  (ii) Unpaid interest accrued on such Mortgage Loan or REO Mortgage Loan, as applicable, at the related Mortgage Rate to, but not including, the Due Date in the month following the month in which the purchase or repurchase occurs; plus

                  (iii) Any unreimbursed Property Advances, all accrued and unpaid interest on Advances (including P&I Advances) at the Reimbursement Rate, any unpaid Servicing Compensation (other than Servicing Fees) and any unpaid or unreimbursed expenses of the Trust Fund allocable to such Mortgage Loan or REO Mortgage Loan, as applicable; plus

                  (iv) In the event that such Mortgage Loan or REO Mortgage Loan, as applicable, is required to be repurchased pursuant to Section 2.3(d) or 2.3(e), expenses reasonably incurred or to be incurred by the Master Servicer, any Special Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation.

                  "Request for Release": A request for release signed by a Servicing Officer, substantially in the form of Exhibit E hereto.

                  "Required Appraisal Mortgage Loan": Each Mortgage Loan (i) that is sixty or more days delinquent in respect of any Monthly Payments, (ii) that becomes an REO Mortgage Loan, (iii) that has been modified by the applicable Special Servicer to reduce the amount of any Monthly Payment (other than a Balloon Payment), (iv) with respect to which a receiver is appointed and continues in such capacity, (v) with respect to which the Borrower is subject to any bankruptcy proceeding or (vi) with respect to which a Balloon Payment is not made on its scheduled Due Date; provided, however, that a Mortgage Loan shall cease to be a Required Appraisal Mortgage Loan upon its becoming a Corrected Mortgage Loan.

                  "Reserve Accounts": With respect to any Mortgage Loan, reserve, defeasance or escrow accounts, if any, established pursuant to the related Mortgage Loan Documents and any Escrow Account.

                  "Responsible Officer": Any officer of the Asset-Backed Trust Services Department of the Trustee (and, in the event that the Trustee is the Certificate Registrar or the Paying Agent, an officer of the Certificate Registrar or the Paying Agent, as applicable) assigned to the Corporate Trust Office with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer or any employee with responsibilities similar to those of an officer of the Asset-Backed Trust Services Department of the Trustee to whom such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer or employee whose name and specimen signature appears on a list of corporate trust officers and employees furnished to the Master Servicer by the Trustee, as such list may from time to time be amended.

                  "Retained Servicing Interest": For any Distribution Date and each Mortgage Loan (or Separate Loan Advance), the Servicing Fee payable in respect of such Distribution Date less the Transferable Servicing Interest for such Distribution Date.

                  "Rule 144A":  Rule 144A, under the 1933 Act.

                  "Scheduled Final Distribution Date": With respect to any Class of Certificates, the Distribution Date on which the aggregate Certificate Balance or aggregate Notional Amount, as the case may be, of such Class of Certificates would be reduced to zero based on the assumptions set forth below. Such Distribution Date shall in each case be as follows:

                                                                  SCHEDULED
CLASS DESIGNATION                                          FINAL DISTRIBUTION DATE
-----------------                                          -----------------------
Class A-1.................................................    November 15, 2004
Class A-2.................................................    June 15, 2007
Class A-3.................................................    October 15, 2007
Class A-4.................................................    August 15, 2007
Class IO..................................................    November 15, 2017
Class B...................................................    December 15, 2007
Class C...................................................    December 15, 2007
Class D...................................................    December 15, 2010
Class E...................................................    November 15, 2012
Class F-1.................................................    November 15, 2017
Class F-2.................................................    November 15, 2017
Class G...................................................    November 15, 2017

                  The Scheduled Final Distribution Dates set forth above were calculated without regard to any delays in the collection of Balloon Payments, without regard to a reasonable liquidation time with respect to any Mortgage Loans that may be delinquent and using the Prepayment Assumption.

                  "Scheduled Principal Amount": With respect to any Mortgage Loan or Separate Loan Advance, as of any Due Date, the principal balance of such Mortgage Loan as of such Due Date, after giving effect to (a) any Principal Prepayments or other unscheduled recoveries of principal and any Balloon Payments received during the related Collection Period, and (b) any payment in respect of principal, if any, due on or before such Due Date (other than a Balloon Payment, but including the principal portion of any Assumed Monthly Payment, if applicable), irrespective of any delinquency in payment by the Borrower. The Scheduled Principal Amount of any REO Mortgage Loan as of any Due Date is equal to the principal balance thereof outstanding on the date that the related Mortgaged Property became an REO Property minus any Net REO Proceeds allocated to principal on such REO Mortgage Loan and reduced by the principal component of Monthly Payments due thereon on or before such Due Date. With respect to any Mortgage Loan, from and after the date on which the Master Servicer makes a Final Recovery Determination, the Scheduled Principal Amount thereof shall be zero.

                  "Securities Depository": The Depository Trust Company, or any successor Securities Depository hereafter named. The nominee of the initial Securities Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Securities Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the 1934 Act and which operates a book-entry system within the definition of Section 163(f) of the Code.

                  "Securities Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository.

                  "Securities Legend": With respect to each Residual Certificate and any Definitive Certificate (other than a Residual Certificate) that is a Privately Placed Certificate the legend set forth in, and substantially in the form of, Exhibit H hereto.

                  "Senior Certificates": The Class A-1, Class A-2, Class A-3, Class A-4 and Class IO Certificates.

                  "Separate Loan Advance": Any advance of Mortgage Loan proceeds to a Borrower that bears interest at a different rate or that has a different maturity date than other portions of such Mortgage Loan and that is indicated as such on the Mortgage Loan Schedule. Collections allocable to principal on each Mortgage Loan having a Separate Loan Advance shall be applied in accordance with the terms of the Mortgage Loan or, if the Mortgage Loan does not specify such an allocation, shall be applied pro rata among the related Separate Loan Advances based on the relative Principal Amounts thereof.

                  "Servicing Compensation": With respect to each Mortgage Loan, the Servicing Fee and the Special Servicing Fee which shall be due to the Master Servicer and the applicable Special Servicer, as applicable, and such other compensation of the Master Servicer and the applicable Special Servicer specified in Section 3.14.

                  "Servicing Fee": With respect to each Mortgage Loan (or Separate Loan Advance) and for any Distribution Date, an amount per calendar month equal to the product of (i) one-twelfth of the related Servicing Fee Rate and (ii) the Scheduled Principal Amount of such Mortgage Loan (which shall not include the Additional Franklin Mills Note or the Copley Class B Note) as of the Due Date in the month preceding the month in which such Distribution Date occurs.

                  "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate set forth in the Mortgage Loan Schedule.

                  "Servicing Officer": Any officer or employee of the Master Servicer or a Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans or this Agreement and also, with respect to a particular matter, any other officer or employee to whom such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Servicing Officer, such an officer or employee whose name and specimen signature appears on a list of servicing officers furnished to the Trustee by the Master Servicer or a Special Servicer, as applicable, as such list may from time to time be amended, together with, in the case of a certificate or other writing executed by an employee who constitutes a Servicing Officer because of such employee's knowledge and familiarity with a particular subject, a countersignature of an officer of, or an officer of the general partner of, the Master Servicer or a Special Servicer, as appropriate.

                  "Servicing Standard": The Group 1 Servicing Standard or the Group 2 Servicing Standard, as applicable.

                  "Shilo Inn Loan": The Mortgage Loan and Separate Loan Advance bearing Loan Numbers 11 and 12 on the Mortgage Loan Schedule.

                  "Similar Law": As defined in Section 5.2(i).

                  "Special Reporting and Inspection Fee": With respect to any Group 2 Mortgage Loan and for any Distribution Date, an amount per calendar month equal to the product of one-twelfth of the Special Reporting and Inspection Fee Rate and (ii) the Principal Amount of such Group 2 Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs.

                  "Special Reporting and Inspection Fee Rate": A rate equal to .010%

                  "Special Servicer": The Group 1 Special Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable.

                  "Special Servicing Fee": With respect to any Specially Serviced Mortgage Loan or REO Mortgage Loan (other than the Group 1 Mortgage
Loan) and for any Distribution Date, an amount per calendar month equal to the product of (i) one-twelfth of the Group 2 Special Servicing Fee Rate and (ii) the Scheduled Principal Amount of such Specially Serviced Mortgage Loan or REO Mortgage Loan, as applicable, as of the Due Date in the month preceding the month in which such Distribution Date occurs. With respect to the Group 1 Mortgage Loan if it is a Specially Serviced Mortgage Loan or a REO Mortgage Loan and for any Distribution Date, an amount per calendar month equal to the product of (i) one-twelfth of the Group 1 Special Servicing Fee Rate and (ii) the Scheduled Principal Amount of such Specially Serviced Mortgage Loan or REO Mortgage Loan, as applicable, as of the Due Date in the month preceding the month in which such Distribution Date occurs.

                  "Specially Serviced Mortgage Loan": Any Group 2 Mortgage Loan with respect to which:

                  (i) any Monthly Payment shall be delinquent 45 or more days;

                  (ii) the Balloon Payment, if any, shall be delinquent 45 or more days (or, if the Master Servicer determines that the related Borrower has obtained a commitment to refinance, for such longer period of delinquency (not to exceed 120 days) within which such refinancing is expected to occur);

                  (iii) the Master Servicer determines that a default in making a Monthly Payment is likely to occur within 30 days and is likely to remain unremedied for 45 or more days (or, in the case of a Balloon Payment, if the Master Servicer determines that the related Borrower has obtained a commitment to refinance, for such longer period of delinquency (not to exceed 120 days) within which such refinancing is expected to occur);

                  (iv) a default, of which the Master Servicer has notice (other than a default described in (i) above) and which in the judgment of the Master Servicer materially impairs the value of the related Mortgaged Property as security for the Mortgage Loan or otherwise materially and adversely affects the interests of the Certificateholders, has occurred and remained unremedied for the applicable grace period specified in such Mortgage Loan (or, if no grace period is specified, 30 days);

                  (v) the Master Servicer has received notice that a decree or order under any bankruptcy, insolvency or similar law shall have been entered against the related Borrower and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days;

                  (vi) the Master Servicer has received notice that the related Borrower shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency or similar proceedings of or relating to such Borrower or of or related to all or substantially all of its property;

                  (vii) the Master Servicer has received notice that the related Borrower shall have admitted in writing the inability to pay its debts as they come due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of creditors or voluntarily suspended payment of its obligations;

                  (viii) the Master Servicer has received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property; or

                  (ix) the Borrower shall be materially delinquent with respect to payment of insurance premiums or property taxes, including the making of escrow payments for the payment of such premiums or payments.

provided, however, that a Group 2 Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

                           (a) with respect to the circumstances described in clause (i) or (ii) of this sentence, when the related Borrower has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer);

                           (b) with respect to any of the circumstances described in clauses (iii), (v), (vi) and
                                    (vii) of this sentence, when such
                                    circumstances cease to exist in the good faith, reasonable judgment of the Special Servicer, but, with respect to any bankruptcy or insolvency proceedings described in clauses (v), (vi) and (vii), no later than the entry of an order or decree dismissing such proceeding;

                           (c) with respect to the circumstances described in clause (iv) and (ix) of this sentence, when such default is cured; and

                           (d) with respect to the circumstances described in clause (viii) of this sentence, when such proceedings are terminated;

provided, however, that at the time no circumstance identified in clauses (i) through (ix) of this sentence exists that would cause the Group 2 Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

                  The Group 1 Mortgage Loan shall constitute a Specially Serviced Mortgage Loan in the event that:

                           (i)      the Group 1 Mortgage Loan is accelerated;

                           (ii) the date on which any payment under the related Notes or any other document related thereto shall have been delinquent for sixty days;

                           (iii) the date on which any payment due on the final maturity date of such Group 1 Mortgage Loan in accordance with the related Notes (or either of them) first becomes delinquent; and

                           (iv) the date on which an Event of Default (as defined in the Mortgage related to the Group 1 Mortgage Loan) under Section 2.01(c) of such Mortgage occurs;

provided, however, that the Group 1 Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

                           (a) with respect to the circumstances described in clause (i) of this sentence, when such proceedings are terminated;

                           (b) with respect to the circumstances described in clause (ii) of this sentence, when the related Borrower has paid in full all payments due under the related Notes or any other document related thereto and has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Borrower or by reason of a modification, waiver or amendment granted or agreed to by the Group 1 Special Servicer); and

                           (c) with respect to the circumstances described in clauses (iii) and (iv) of this sentence, when such default is cured;

provided, however, that at the time no circumstance identified in clauses (i) through (iv) of this sentence exists that would cause the Group 1 Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

                  "Stated Principal Balance": For any Mortgage Loan, the Principal Amount thereof as of the Cut-off Date, as reduced on each Distribution Date (to not less than zero) by (i) all payments (or Advances in lieu thereof) and other collections of principal of such Mortgage Loan that are distributed to the Certificateholders on such Distribution Date and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan during the related Collection Period; provided that, if a Liquidation occurs in respect of such Mortgage Loan, the "Stated Principal Balance" of such Mortgage Loan shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation occurs.

                  "Startup Day": The day designated as such pursuant to Section 2.6(a).

                  "S&P": Standard and Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

                  "Subordinate Certificates": Any one or more of the Class B, Class C, Class D, Class E, Class F-1, Class F-2, Class G, Class R-I, Class R-II and Class R-III Certificates.

                  "Tax Returns": The federal income tax return on IRS Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I, REMIC II and REMIC III under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Termination Date": The Distribution Date on which the Trust Fund is terminated pursuant to Section 9.1.

                  "Transfer": Any direct or indirect transfer or other form of assignment of any Ownership Interest in a Class R-I, Class R-II or Class R-III Certificate.

                  "Transferable Servicing Interest": For any Distribution Date, the sum, for each Mortgage Loan, of the Servicing Fee payable on such Distribution Date less an amount equal to the sum of (i) the product of (A) one-twelfth of 0.010% and (B) the Scheduled Principal Amount of the Group 1 Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs, (ii) the product of (A) one-twelfth of 0.060% and (B) the Scheduled Principal Amount of the Shilo Inn Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs, (iii) the product of (A) one-twelfth of 0.070% and (B) the Scheduled Principal Amount of the Farb Loan, (iv) zero, in the case of each Group 2 Mortgage Loan other than the Shilo Inn Loan and the Farb Loan and (v) the Special Reporting and Inspection Fee payable for such Distribution Date; provided, however, that, in the event that (x) Midland Loan Services, L.P. shall resign or be removed as Master Servicer hereunder and (y) the Trustee shall determine that no successor Master Servicer meeting the requirements set forth in Section 6.4 is willing to accept an appointment as successor Master Servicer if the servicing compensation payable to it is limited to the Retained Servicing Interest, the payment of the Transferable Servicing Interest shall be subordinated to, and reduced by, payment of the fee payable to the successor Master Servicer. An election will be made to treat the Transferable Servicing Interest as a regular interest in REMIC I.

                  "Transferee Affidavit":  As defined in Section 5.2(j)(ii).

                  "Transferor Letter":  As defined in Section 5.2(j)(ii).

                  "Trust Fund": The corpus of the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto; (ii) all payments on or collections in respect of such Mortgage Loans due after the Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of REO Property; (v) the Master Servicer's, the Special Servicers' and the Trustee's rights under the insurance policies with respect to such Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits, and any security agreements and pledges; (vii) any indemnities or guaranties given as additional security for such Mortgage Loans; (viii) the Trustee's right, title and interest in and to the Reserve Accounts; (ix) the Collection Account; (x) the Distribution Accounts and the REO Account, including reinvestment income, if any, thereon; (xi) any environmental indemnity agreements relating to such Mortgaged Properties; (xii) the rights and remedies of the Depositor under the Mortgage Loan Purchase and Sale Agreement (other than the right to recovery of certain transaction expenses, including certain estimated expenses, and the right to receive certain indemnification payments as set forth in Sections 1 and 5, respectively, of the Mortgage Loan Purchase and Sale Agreement, (xiii) the rights and remedies of the Depositor under the Copley Servicing Agreement and (xiv) any proceeds of the foregoing.

                  "Trustee": LaSalle National Bank, in its capacity as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee Fee": With respect to each Mortgage Loan (or Separate Loan Advance) and for any Distribution Date, an amount per calendar month equal to the product of (i) one-twelfth of the Trustee Fee Rate and (ii) the Scheduled Principal Amount of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs.

                  "Trustee Fee Rate":  A rate equal to 0.005%.

                  "Trustee Mortgage File": With respect to any Mortgage Loan, the mortgage documents listed in Section 2.1(i) through (xiii) pertaining to such Mortgage Loan, the documents listed in the third paragraph of Section 2.1 and any additional documents required to be deposited with the Trustee pursuant to the express provisions of this Agreement.

                  "Updated Appraisal": With respect to each Required Appraisal Mortgage Loan, an Independent appraisal, prepared in accordance with 12 CFR ss.225.62 and conducted in accordance with the standards of the Appraisal Institute, of the related Mortgaged Property from an Independent professional real estate appraiser selected by the applicable Special Servicer and who is a member in good standing of the Appraisal Institute and, if the State in which the related Mortgaged Property is located, certifies or licenses appraisers, certified or licensed in such State, and in each case, who has a minimum of five years' experience in the applicable property type and market; provided, however, in the case of an Independent appraiser in respect of the Mortgaged Property securing the NOM Loan, such appraiser shall be selected by the Master Servicer with the consent of the NOM Special Servicer (which consent shall not be unreasonably withheld), and the Master Servicer shall give instructions to such appraiser (after consultation with the NOM Special Servicer) with respect to the manner in which the appraisal is to be conducted (but giving effect to the standards of the Appraisal Institute).

                  "Voting Right": The portion of the voting rights of all of the Certificates that is allocated to any Certificate or Class of Certificates. At all times during the term of this Agreement, the percentage of the Voting Rights assigned to each Class shall be (a) 0%, in the case of the Class IO, Class R-I, Class R-II and Class R-III Certificates, (b) in the case of any of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F-1, Class F-2 and Class G Certificates, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate outstanding Certificate Balance of such Class of Certificates and the denominator of which is equal to the aggregate outstanding Certificate Balances of all such Classes of Certificates. The Voting Rights of any Class of Certificates shall be allocated among Holders of Certificates of such Class in proportion to their respective Percentage Interests. The aggregate Voting Rights of Holders of more than one Class of Certificates shall be equal to the sum of the products of each such Holder's Voting Rights and the percentage of Voting Rights allocated to the related Class of Certificates. Interests in REMIC I and REMIC II shall be voted by the Trustee in the same proportion and manner as the Certificates.

                  SECTION 1.2.          Certain Calculations.

                  Unless otherwise specified herein, the following provisions shall apply:

                  (a) All calculations of interest (excluding interest on the Mortgage Loans, which shall be calculated pursuant to the related Mortgage Loan Documents) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  (b) The portion of any Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Net REO Proceeds in respect of a Mortgage Loan allocable to principal and Prepayment Premiums shall be determined consistently with the definition of "Liquidation Realized Loss" and accordingly, shall be net of first, any portion thereof payable as Servicing Fees, Special Servicing Fees, Trustee Fees and reimbursements of Advances (and Advance Interest Amounts with respect thereto) to the Master Servicer, the applicable Special Servicer, the Trustee or the Fiscal Agent pursuant to the provisions of this Agreement or other expenses attributable to such Mortgage Loan; second, any portion thereof equal to interest on the unpaid principal balance (net of any Additional Interest added thereto) of such Mortgage Loan at the related Net Mortgage Rate from the Due Date as to which interest was last paid by the related Borrower up to but not including the Due Date in the Collection Period in which such proceeds are received (without duplication of any amount paid to the Master Servicer, Trustee or Fiscal Agent pursuant to clause first in reimbursement of advances of such accrued interest). Allocation of such amount between principal and Prepayment Premium shall be made first to principal and second to Prepayment Premium.

                  (c) For purposes of any calculation hereunder, Additional Interest shall be deemed not to have accrued or been included in principal in respect of any Mortgage Loan, but, if actually collected shall be included in the calculation of the applicable Available Distribution Amount.

                  SECTION 1.3.          Certain Constructions.

                  Unless the context clearly indicates otherwise, references to section numbers are to sections of this Agreement.


                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.1.          Conveyance and Assignment of Mortgage
                                        Loans.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby establish a trust and does hereby sell, transfer, assign, set over and otherwise convey to the Trustee as trustee of such trust without recourse (except to the extent herein provided) all the right, title and interest of the Depositor in and to the

Mortgage Loans, including all rights to payment in respect thereof, except as set forth below, and any security interest thereunder (whether in real or personal property and whether tangible or intangible) in favor of the Depositor, and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such conveyance expressly excludes any obligation whatsoever to fund the Additional Franklin Mills Note, which obligation has been retained by the Mortgage Loan Seller. Such transfer and assignment includes all scheduled payments of interest and principal due after the Cut-off Date (whether or not received) and all payments of interest and principal received by the Depositor or the Master Servicer on or with respect to the Mortgage Loans (excluding the Additional Franklin Mills Note and the Copley Class B Note) after the Cut-off Date, other than any such payments of interest or principal which were due on or prior to the Cut-off Date. The Depositor, concurrently with the execution and delivery hereof, does also hereby sell, transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent provided herein) all the right, title and interest of the Depositor in, to and under the Mortgage Loan Purchase and Sale Agreement (other than the right to recovery of certain transaction expenses, including certain estimated expenses, and the right to receive certain indemnification payments as set forth in Sections 1 and 5, respectively, of the Mortgage Loan Purchase and Sale Agreement. The Depositor (to the extent such Reserve Funds are transferred to the Depositor by the Mortgage Loan Seller in compliance with the Mortgage Loan Purchase and Sale Agreement) shall cause the Reserve Accounts to be transferred to and held in the name of the Master Servicer on behalf of the Trustee as successor to the Mortgage Loan Seller.

                  In connection with the transfer and assignment of its right, title and interest in the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, the Trustee, with a copy to the Master Servicer and the applicable Special Servicer, the following documents or instruments with respect to each such Mortgage Loan (except that, with respect to the Group 1 Mortgage Loan, only the documents referenced in clauses (i), (xiv) and (xv) will be in the form of originals):

                  (i) the original of the related Note, endorsed by the Mortgage Loan Seller in blank in the following form:
                           "Pay to the order of ________________, without recourse" which the Trustee or its designee is authorized to complete and which Note and all endorsements thereof shall show a complete chain of endorsement from the Originator to the Mortgage Loan Seller;

                  (ii) the related original recorded Mortgage or a copy thereof certified by the related title insurance company, public recording



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

                           office or closing agent to be in the form in which executed and submitted for recording, the related original recorded Assignment of Mortgage to the Mortgage Loan Seller or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed and submitted for recording and the related original Assignment of Mortgage executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller, is in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located);

                  (iii) if the related security agreement is separate from the Mortgage, the original security agreement or a counterpart thereof, and if the security agreement is not assigned under the Assignments of Mortgage described in clause (ii) above, the related original assignment of such security agreement to the Mortgage Loan Seller or a counterpart thereof and the related original assignment of such security agreement executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete;

                  (iv) a copy of each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property, together with a copy of each Form UCC-2 or UCC-3 assignment to the Mortgage Loan Seller filed with respect to any such financing statement and a copy of each Form UCC-2 or UCC-3 assignment of any such financing statement executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Mortgage Loan Seller, is in suitable form for filing in the filing office in which such financing statement was filed);

                  (v) the related original of the Loan Agreement, if any, relating to such Mortgage Loan or a counterpart thereof;



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




                  (vi) the related original lender's title insurance policy, together with any endorsements or riders thereto that were issued with or subsequent to the issuance of such policy;

                  (vii) if any related Assignment of Leases, Rents and Profits is separate from the Mortgage, the original recorded Assignment of Leases, Rents and Profits or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed and submitted for recording, the related original recorded reassignment of such instrument, if any, to the Mortgage Loan Seller or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed and submitted for recording and the related original reassignment of such instrument, if any, executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller, is in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located) (any of which reassignments, however, may be included in a related Assignment of Mortgage and need not be a separate instrument);

                  (viii) copies of the original Environmental Reports with respect to the Mortgaged Property;

                  (ix) if any related assignment of contracts is separate from the Mortgage, the original assignment of contracts or a counterpart thereof, and if the assignment of contracts is not assigned under the Assignments of Mortgage described in clause (ii) above, the related original reassignment of such instrument to the Mortgage Loan Seller or a counterpart thereof and the related original reassignment of such instrument executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete;

                  (x) with respect to the related Reserve Accounts, if any, a copy of the original of any separate agreement with respect thereto between the related Borrower and the Originator (and, if the


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



                           Mortgage Loan Seller is not the Originator, together with assignments from the Originator to the Mortgage Loan Seller and from the Mortgage Loan Seller to the Trustee of the agreement);

                  (xi) the original of any other written agreement, instrument or document securing such Mortgage Loan, including, without limitation, originals of any guaranties with respect to such Mortgage Loan or the original letter of credit, if any, with respect thereto, together with any and all amendments thereto, including, without limitation, any amendment which entitles the Master Servicer to draw upon such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, and the original of each instrument or other item of personal property given as security for a Mortgage Loan possession of which by a secured party is necessary to a secured party's valid, perfected, first priority security interest therein, together with all assignments or endorsements thereof necessary to entitle the Master Servicer to enforce a valid, perfected, first priority security interest therein on behalf of the Trustee for the benefit of the Certificateholders;

                  (xii) with respect to the related Reserve Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the security interest of the applicable Originator in such Reserve Accounts and all funds contained therein, together with a copy of each Form UCC-2 or UCC-3 assignment to the Mortgage Loan Seller filed with respect to such financing statement and a copy of each Form UCC-2 or UCC-3 assignment of such financing statement executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Mortgage Loan Seller is in suitable form for filing in the filing office in which such financing statement was filed); and

                  (xiii) the original of each assumption or substitution agreement, if any, with evidence of recording thereon, where appropriate (or a copy thereof certified by the related title insurance company,


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



                           public recording office or closing agent to be in the form in which executed or submitted for recording);

                  (xiv) with respect to the Group 1 Mortgage Loan only, the original of the Copley Servicing Agreement, together with the original assignment thereof by the Mortgage Loan Seller to the Depositor;

                  (xv) with respect to the Group 1 Mortgage Loan only, the original assignment of the Copley Servicing Agreement by the Depositor to the Trustee;`

                  (xvi) with respect to the Franklin Mills Loan only, an original counterpart of the Franklin Mills Intercreditor Agreement; and

                  (xvii) originals or copies of any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing.

                  On or promptly following the Closing Date, the Trustee or Custodian, as applicable, shall, to the extent possession thereof has been delivered to it, complete any Assignment of Mortgage delivered pursuant to clause (ii) above, any assignment of security agreement delivered pursuant to clause (iii) above, any Form UCC-2 or UCC-3 assignment delivered pursuant to clause (iv) and (xii) above, any reassignment of Assignment of Leases, Rents and Profits delivered pursuant to clause (vii) above and any reassignment of assignment of contracts delivered pursuant to clause (ix) above, in each case, by inserting the name of the Trustee as assignee and delivering to the Master Servicer (1) for recordation, (a) each Assignment of Mortgage referred to in
Section 2.1(ii) which has not yet been submitted for recordation and (b) each reassignment of Assignment of Leases, Rents and Profits referred to in Section 2.1(vii) (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) for filing, each UCC-2 or UCC-3 financing statement assignment referred to in Section 2.1(iv) and (xii) which has not yet been submitted for filing. On or promptly following the Closing Date, the Trustee or Custodian, as applicable, shall, to the extent possession thereof has been delivered to it, complete the endorsement of the Note by inserting the name of the Trustee as endorsee. The Master Servicer shall, upon receipt, promptly submit for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document (other than the Notes) at the expense of the Mortgage Loan Seller. In the event that any such document is lost or returned unrecorded because of a defect



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

therein, the Master Servicer shall use its best efforts to promptly prepare a substitute document for signature by the Depositor or the Mortgage Loan Seller, as applicable, and thereafter the Master Servicer shall cause each such document to be duly recorded at the expense of the Mortgage Loan Seller. The Master Servicer shall, promptly upon receipt of the original of each such recorded document, deliver such original to the Custodian. Notwithstanding anything to the contrary contained in this Section 2.1, in those instances where the public recording office retains the original Assignment of Mortgage or reassignment of Assignment of Leases, Rents and Profits, if applicable, after any such document has been recorded, the obligations hereunder of the Depositor shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Assignment of Mortgage or reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof. If a pro forma title insurance policy has been delivered to the Custodian in lieu of an original title insurance policy, the Depositor or the Master Servicer will promptly deliver to the Custodian the related original title insurance policy upon receipt thereof. The Depositor shall promptly cause the UCC-1s, UCC-2s and UCC-3s referred to in Section 2.1(iv) and (xii) to be filed by the Master Servicer in the applicable public recording or filing office at the expense of the Mortgage Loan Seller and upon filing will promptly deliver to the Custodian the related UCC-1, UCC-2 or UCC-3 with evidence of filing thereon.

                  All original documents relating to the Mortgage Loans which are not delivered to the Custodian are and shall be held by the Trustee or the Master Servicer, as the case may be, in trust for the benefit of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Trustee Mortgage File, such document shall be delivered promptly to the Custodian.

                  If the Depositor cannot deliver any original or certified recorded document described in this Section 2.1 on the Closing Date, the Depositor shall use its best efforts, promptly upon receipt thereof and in any case not later than 45 days from the Closing Date, to deliver or cause to be delivered such original or certified recorded documents to the Custodian (unless the Depositor is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, in which case the Depositor or the Master Servicer shall notify the Custodian and the Trustee in writing of such delay and shall deliver such documents to the Custodian promptly upon the Depositor's or the Master Servicer's receipt thereof).


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

                  In addition to the foregoing, the Master Servicer shall deliver to the Trustee counterpart originals of each of the Initial Sub-Servicing Agreements and, promptly after the execution thereof, any amendment thereto.

                  SECTION 2.2.          Acceptance by the Custodian and the
                                        Trustee.

                  By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it of the Mortgage Loans in good faith without notice of adverse claims and declares that the Custodian holds and will hold such documents and all others delivered to it constituting the Trustee Mortgage File (to the extent the documents constituting the Trustee Mortgage File are actually delivered to the Custodian) for any Mortgage Loan assigned to the Trustee hereunder in trust, upon the conditions herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees to review each Trustee Mortgage File within 45 days after the later of (a) the Trustee's receipt of such Trustee Mortgage File or (b) execution and delivery of this Agreement, to ascertain that all documents referred to in Section 2.1 above and any original recorded documents referred to in the last sentence of
Section 2.1 to be included in the delivery of a Trustee Mortgage File, have been received, have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In so doing, the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If, at the conclusion of such review, any document or documents constituting a part of a Trustee Mortgage File have not been executed or received, have not been recorded or filed (if required), are unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, appear on their face not to be what they purport to be or have been torn, mutilated or otherwise defaced, the Trustee shall promptly so notify the Depositor and the Mortgage Loan Seller (with a copy to the Master Servicer and each Special Servicer) by providing a written report, setting forth, for each affected Mortgage Loan, with particularity, the nature of the defective or missing document. Neither the Master Servicer, the Special Servicers nor the Trustee shall be responsible for any loss, cost, damage or expense to the Trust Fund resulting from any failure to receive any document constituting a portion of a Trustee Mortgage File noted on such a report or for any failure by the Depositor to use its best efforts to deliver any such document, subject to Section 2.3(h) with respect to the Master Servicer.

                  In reviewing any Trustee Mortgage File pursuant to the preceding paragraph or Section 2.1, the Trustee shall have no responsibility to determine whether


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

any document or opinion is legal, valid, binding or enforceable, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine whether the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, whether a blanket assignment is permitted in any applicable jurisdiction, or whether any Person executing any document or rendering any opinion is authorized to do so or whether any signature thereon is genuine.

                  The Trustee shall hold that portion of the Trust Fund delivered to the Trustee consisting of "instruments"(as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in the State of Illinois on the date hereof) in the State of Illinois and, except as set forth in Section 3.13 or as otherwise specifically provided in this Agreement, shall not remove such instruments from the State of Illinois unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from the State of Illinois) that in the event the transfer of the Mortgage Loans to the Trustee is deemed not to be a sale, after such removal, the Trustee will possess a first priority perfected security interest in such instruments.

                  SECTION 2.3.          Representations and Warranties of the
                                        Depositor.

                  (a) The Depositor hereby represents and warrants as of the Closing Date that:

                  (i) The Depositor is a corporation duly organized validly existing and in good standing under the laws of the State of Missouri;

                  (ii) The Depositor has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer its right, title and interest in the Mortgage Loans in accordance with this Agreement;

                  (iii) This Agreement has been duly and validly authorized, executed and delivered by the Depositor and assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Depositor hereunder are the legal, valid and binding


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

                           obligations of the Depositor, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iv) The execution and delivery of this Agreement and the performance of its obligations hereunder by the Depositor will not conflict with any provision of its articles of incorporation or bylaws, or any law, governmental regulation, judgment, decree or order to which the Depositor is subject, or conflict with, result in a breach of or constitute a default under (or an event which, with notice or lapse of time or both, would constitute a default under) any of the terms, conditions or provisions of any agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any lien on any of the Depositor's assets or property which, with respect to any of the above events, would materially and adversely affect the ability of the Depositor to carry out its obligations under this Agreement. The Depositor is not in default in any material respect with respect to any agreement to which the Depositor is a party. The Depositor has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Depositor of this Agreement;

                  (v) The articles of incorporation of the Depositor provide that the Depositor is permitted to engage in only the following activities:

                           (A) To acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal with (i) loans secured by
                                    (x) first or second mortgages, deeds of
                                    trust or similar liens on multi-family
                                    residential, commercial or mixed commercial and multi-family residential properties, and (y) related assets, and (ii) any participation interest in, security (in bond or pass-through form) or funding agreement based on, backed or collateralized by, directly or indirectly, any of the foregoing (the loans and related assets described in clause (A)(i) and the participation interests, securities and funding agreements described in clause (A)(ii), collectively, "Permitted Mortgage Loans");

                           (B) To establish and fund one or more trusts (the "Permitted Trusts") and to authorize such Permitted Trusts to engage in one or more of the activities described in immediately preceding clause (A) and to issue certificates (the "Permitted Certificates") in one or more classes pursuant to pooling and servicing agreements (each, a "Permitted Pooling and Servicing Agreement"), with each class having the characteristics specified in the related Permitted Pooling and Servicing Agreement, representing ownership interests in the Permitted Mortgage Loans;

                           (C) To acquire, own, hold, invest in, offer, sell, transfer, assign, pledge, finance and deal in and with any Permitted Certificates issued by a Permitted Trust established by the corporation pursuant to immediately preceding clause (B); and

                           (D) To engage in any other acts and activities and to exercise any powers permitted to corporations under the laws of the State of Missouri which are incidental to, or connected with the foregoing, and necessary, suitable or convenient to accomplish any of the foregoing; and

                  (vi) There is no action, suit or proceeding pending or, to the best knowledge of the Depositor, threatened against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Depositor to carry out its obligations under this Agreement.

                  (b) The Depositor hereby represents and warrants with respect to each Mortgage Loan as of the Closing Date that:

                  (i) Immediately prior to the transfer and assignment to the Trustee, the related Note and the related Mortgage were not subject to an assignment or pledge created by it or attributable to its ownership; and the Depositor had full right to transfer and sell its right, title and interest in such Mortgage Loan to the Trustee free and clear of any encumbrance, lien, pledge, charge, claim or security interest encumbering such Mortgage Loan created by it or attributable to its ownership;

                  (ii) The related Assignment of Mortgage constitutes the legal, valid and binding assignment of the related Mortgage from the Depositor to the Trustee, and any related reassignment of Assignment of Leases, Rents and Profits constitutes the legal, valid and binding assignment of any related Assignment of Leases, Rents and Profits from the Depositor to the Trustee; and

                  (iii) No claims have been made by the Depositor under the related lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                  (c) It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive delivery of the respective Trustee Mortgage Files to the Trustee until the termination of this Agreement, and shall inure to the benefit of the Certificateholders, the Master Servicer and the Special Servicers.

                  (d) Upon discovery by the Custodian, the Master Servicer, any Special Servicer or the Trustee of a breach of any representation and warranty set forth in Section 2.3(b) of the Mortgage Loan Purchase and Sale Agreement, that any document required to be included in the Trustee Mortgage File does not conform to the requirements of Section 2.1 or that any Mortgage Loan otherwise fails to constitute a Qualified Mortgage, such Person shall give prompt notice thereof to each of the other parties hereto, the Mortgage Loan Seller and the Rating Agencies and the Mortgage Loan Seller shall, to the extent the Mortgage Loan Seller is obligated to correct such condition or repurchase the related Mortgage Loan under the terms of the Mortgage Loan Purchase and Sale Agreement, correct such condition or repurchase such Mortgage Loan at the Repurchase Price within 90 days after receipt of such notice by the Mortgage Loan Seller (provided that, if (x) such condition cannot be corrected within 90 days of receipt of such notice and (y) such failure does not constitute a failure of the Mortgage Loan to be a Qualified Mortgage by reason of the breach of a representation or warranty set forth in Section 2.3(b) of the Mortgage Loan Purchase and Sale Agreement or by reason of missing or defective documentation, so long as the Mortgage Loan Seller (i) has commenced and is diligently proceeding with the correction of such failure and (ii) has delivered to the Trustee an Officer's Certificate (A) describing the measures being taken to cure such breach and (B) stating that the Mortgage Loan Seller believes that such failure will be cured within an additional 90 days, the Mortgage Loan Seller will be obligated to correct such condition or repurchase such Mortgage Loan at the Repurchase Price within 180 days after receipt of such notice), all pursuant to and as more particularly described in the Mortgage Loan Purchase and Sale Agreement; it being understood and agreed that none of such Persons has an obligation to conduct any investigation with respect to such matters (except, in the case of the Trustee Mortgage Files, to the extent provided in Sections 2.1 and 2.2).

                  (e) Upon receipt by the Master Servicer from the Mortgage Loan Seller of the Repurchase Price for a repurchased Mortgage Loan, the Master Servicer shall deposit such amount in the Collection Account, and the Trustee, pursuant to Section 3.13, shall, upon receipt of a certificate of a Servicing Officer certifying as to the receipt by the Master Servicer of the Repurchase Price and the deposit of the Repurchase Price into the Collection Account pursuant to this Section 2.3(e), release or cause to be released to the Mortgage Loan Seller the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by the Master Servicer to vest in the Mortgage Loan Seller any Mortgage Loan released pursuant hereto, and any rights of the Depositor in, to and under the Mortgage Loan Purchase and Sale Agreement, as such agreement related to such Mortgage Loan that were initially transferred to the Trust Fund under Section 2.1, and the Trustee, the Special Servicers and the Master Servicer shall have no further responsibility with regard to such Trustee Mortgage File or the related Mortgage Loan.

                  (f) In the event that the Mortgage Loan Seller incurs any expense in connection with curing a breach of a representation or warranty pursuant to Section 2.3(d) which also constitutes a default under the related Mortgage Loan, the Mortgage Loan Seller shall have a right, and the Mortgage Loan Seller shall be subrogated to the rights of the Trustee, as successor to the mortgagee, to recover the amount of such expenses from the related Borrower. At the expense of the Mortgage Loan Seller, the Master Servicer or Special Servicer, as applicable, shall use reasonable efforts in recovering, or assisting the Mortgage Loan Seller in recovering, from such Borrower the amount of any such expenses. No such expense shall be an expense of the Trust Fund.

                  (g) In the event that any litigation is commenced which alleges facts which, in the judgment of the Depositor, could constitute a breach of any of the Depositor's representations and warranties relating to the Mortgage Loans, the Depositor hereby reserves the right to conduct the defense of such litigation at its expense, except to the extent such action would materially and adversely affect the interests of the Certificateholders.

                  (h) The Master Servicer shall use its best efforts, in accordance with the Servicing Standard, to enforce the obligations of the Mortgage Loan Seller to cure or repurchase any Mortgage Loan which is discovered to be a "Defective Mortgage Loan" (as such term is defined in the Mortgage Loan Purchase and Sale Agreement) under the terms of the Mortgage Loan Purchase and Sale Agreement.

                  SECTION 2.4. Representations, Warranties and Covenants of the Master Servicer and Each Special Servicer.

                  (a) The Master Servicer hereby represents, warrants and covenants that as of the Closing Date:

                  (i) The Master Servicer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Missouri and has all licenses necessary to carry on its business as now being conducted and is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                  (ii) The Master Servicer has the full partnership power, authority and legal right to execute and deliver this Agreement and to perform in accordance herewith; the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement do not violate any law, governmental rule, regulation, judgment, decree or binding on the Master Servicer or its properties, the Master Servicer's certificate of limited partnership or constitute a default (or an event which, with notice or lapse of time, or both, would


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

                           constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets, which violation, default or breach would have consequences that would materially and adversely affect the financial condition or operations of the Master Servicer or its properties taken as a whole or impair the ability of the Trust Fund to realize on the Mortgage Loans;

                  (iii) This Agreement has been duly and validly authorized, executed and delivered by the Master Servicer and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iv) The Master Servicer is not in violation of, and the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order, regulation of any federal, state, municipal or governmental agency having jurisdiction, or result in the creation or imposition of any lien, charge or encumbrance which, in any such event, would have consequences that would materially and adversely affect the financial condition or operations of the Master Servicer or its properties taken as a whole or impair the ability of the Trust Fund to realize on the Mortgage Loans;

                  (v) There is no action, suit or proceeding pending or, to the knowledge of the Master Servicer, threatened, against the Master Servicer which, either in any one instance or in the aggregate, would result in any material adverse change in the business, operations or financial condition of the Master Servicer or would, if adversely determined, materially impair the ability of the Master Servicer to perform under the terms of this Agreement or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein; and

                  (vi) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or, if required, such approval has been obtained prior to the Cut-off Date, except to the extent that the failure of the Master Servicer to be qualified as a foreign limited partnership or licensed in one or more states is not necessary for the enforcement of the Mortgage Loans.

                  (b) Each Special Servicer hereby represents, warrants and covenants that as of the Closing Date:

                  (i) It is a limited partnership, duly organized, validly existing and in good standing under the laws of the state of its organization and has all licenses necessary to carry on its business as now being conducted or is in compliance with the laws of each state in which any Mortgaged Property as to which it may be required hereunder to act as a Special Servicer is located to the extent necessary to ensure the enforceability of each such Specially Serviced Mortgage Loan in accordance with the terms of this Agreement;

                  (ii) It has the full partnership power, authority and legal right to execute and deliver this Agreement and to perform in accordance herewith; the execution and delivery of this Agreement by it as a Special Servicer and its performance and compliance with the terms of this Agreement do not violate any law, governmental rule, regulation, judgment, decree or binding on the Master Servicer or its properties, its certificate of limited partnership or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets, which violation, default or breach would have consequences that would materially and adversely affect its condition (financial or otherwise) or operations or its properties, taken as a whole, or impair the ability of the Trust Fund to realize on the Specially Serviced Mortgage Loans that it may be required to specially service hereunder;

                  (iii) It has duly and validly authorized, executed and delivered this Agreement and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iv) It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, or result in the creation or imposition of any lien, charge or encumbrance, which, in any such event, would have consequences that would materially and adversely affect its condition (financial or otherwise) or operations or its properties taken as a whole or impair the ability of the Trust Fund to realize on the Specially Serviced Mortgage Loans that it may be required to service hereunder;

                  (v) There is no action, suit or proceeding pending or, to its knowledge, threatened, against it which, either in any one instance or in the aggregate, is reasonably likely to result in any material adverse change in its business, operations or financial condition, materially impair its ability to perform under the terms of this Agreement or draw into question the validity of this Agreement or the Specially Serviced Mortgage Loans that it may be required to service hereunder or of any action taken or to be taken in connection with its obligations contemplated herein; and

                  (vi) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement or, if required, such approval has been obtained prior to the Cut-off Date, except to the extent that its failure to be qualified as a foreign limited partnership or licensed in one or more states is not necessary for the enforcement of the Specially Serviced Mortgage Loans that it may be required to servicer hereunder.

                  (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the Trustee Mortgage Files to the Trustee or the Custodian on behalf of the Trustee until the termination of this Agreement, and shall inure to the benefit of the Trustee on behalf of the Certficateholders and the Depositor. Upon discovery by the Depositor, the Master Servicer, a Special Servicer or a Responsible Officer of the Trustee (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section which materially and adversely affects the interests of the Certificateholders, the Master Servicer, the applicable Special Servicer or the Trustee with respect to any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties hereto and to the Rating Agencies.

                  SECTION 2.5.          Execution and Delivery of Certificates;
                                        Issuance of REMIC I and REMIC II
                                        Interests.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Trustee Mortgage Files to the Custodian (to the extent the documents constituting the Trustee Mortgage Files are actually delivered to the Custodian), subject to the provisions of Section 2.1 and
Section 2.2 and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the REMIC I Interests on behalf of REMIC II; (ii) acknowledges the issuance of and hereby declares that it holds the REMIC II Interests on behalf of REMIC III and the Holders of the Regular Certificates and the Class R-III Certificates; and (iii) has caused to be executed and caused to be authenticated and delivered to or upon the order of the Depositor, or as directed by the terms of this Agreement, Class A-1, Class A-2, Class A-3, Class A-4, Class IO, Class B, Class C, Class D, Class E, Class F-1, Class F-2, Class G, Class R-I, Class R-II and Class R-III Certificates in authorized

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



denominations, in each case registered in the names set forth in such order of the Depositor or as so directed in this Agreement and duly authenticated by the Authenticating Agent, which Certificates evidence ownership of the entire Trust Fund.

                  SECTION 2.6.          Miscellaneous REMIC Provisions.

                  (a) The REMIC I Interests and the Transferable Servicing Interest are each hereby designated as a "regular interest" in REMIC I within the meaning of Section 860G(a)(1) of the Code, and the Class R-I Certificates are hereby designated as the sole class of "residual interests" in REMIC I within the meaning of Section 860G(a)(2) of the Code. The Class A-1-II, Class A-2-II, Class A-3-II, Class A-4-II, Class B-II, Class C-II, Class D-II, Class E-II, Class F-1-II, Class F-2-II and Class G-II Interests are hereby designated as "regular interests" in REMIC II within the meaning of Section 860G(a)(1) of the Code, and the Class R-II Certificates are hereby designated as the sole class of "residual interests" in REMIC II within the meaning of Section 860G(a)(2) of the Code. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F-1, Class F-2 and Class G Certificates and each of Component A- 1-II, Component A-2-II, Component A-3-II, Component B-II, Component C-II, Component D-II, Component E-II and Component F/G-II, are hereby designated as "regular interests" in REMIC III within the meaning of Section 860G(a)(1) of the Code and the Class R-III Certificates are hereby designated as the sole class of "residual interests" in REMIC III within the meaning of
Section 860G(a)(2) of the Code. The Closing Date is hereby designated as the "Startup Day" of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date" of the REMIC I Interests, the REMIC II Interests and the Regular Certificates for purposes of Code Section 860G(a)(1) is the Scheduled Final Distribution Date.

                  (b) None of the Depositor, Trustee, Fiscal Agent, Special Servicer or Master Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services other than as specifically contemplated herein.

                  SECTION 2.7.          Documents Not Delivered to Custodian.

                  All original documents relating to the Mortgage Loans which are part of the Master Servicer Mortgage File are and shall be held by the Master Servicer, in trust for the benefit of the Trustee on behalf of the Certificateholders. The legal ownership of all records and documents with respect to each Mortgage Loan prepared


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
by or which come into the possession of the Master Servicer shall immediately vest in the Trustee, in trust for the benefit of the Certificateholders.


                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                             OF THE MORTGAGE LOANS

                  SECTION 3.1. Master Servicer to Act as Master Servicer of the Group 1 Mortgage Loan; Group 1 Special Servicer to Act as Special Servicer of the Group 1 Mortgage Loan; Administration of the Group 1 Mortgage Loan.

                  (a) The Master Servicer and the Group 1 Special Servicer, each as an independent contractor, shall service and administer the Group 1 Mortgage Loan (or, in the case of the Group 1 Special Servicer, the Group 1 Mortgage Loan if it becomes a Specially Serviced Mortgage Loan and the Group 1 Mortgage Loan if it becomes an REO Mortgage Loan) on behalf of, and solely in the best interests of, the Trust Fund and all of the Certificateholders and the Trustee (as trustee for the Certificateholders) and, to the extent provided in the Copley Servicing Agreement, the holder of the Copley Class B Note in accordance with the terms of this Agreement and the Copley Servicing Agreement. The Master Servicer shall be obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Group 1 Mortgage Loan (for so long as it is not a Specially Serviced Mortgage Loan) in accordance with the provisions of the Copley Servicing Agreement as if the Master Servicer were servicing and administering the Group 1 Mortgage Loan under the Copley Servicing Agreement alone. The Master Servicer shall be responsible for monitoring and enforcing the Copley Servicer's duties and obligations under the Copley Servicing Agreement, and pursuant to the terms of the Copley Servicing Agreement (including Section 9.11 thereof), the Master Servicer, without limitation, (i) shall provide the Copley Servicer with directions, consents and instructions in accordance with the Copley Servicing Agreement as and to the same extent as if the Master Servicer were the Copley Class A Noteholder thereunder, (ii) shall give such notices and take such actions upon a Copley Event of Default in accordance with the Copley Servicing Agreement and to the same extent as if the Master Servicer were the Copley Class A Noteholder thereunder, (iii) shall make Property Advances in respect of the Group 1 Mortgage Loan to the extent required by the Copley Servicing Agreement and not made by the Copley Servicer, subject to the limitations set forth in


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



Section 3.24 hereof, and (iv) shall require the Copley Servicer to service the Group 1 Mortgage Loan in a manner consistent with the REMIC Provisions. In furtherance of, and to the extent consistent with, the foregoing, and except to the extent that this Agreement or the Copley Servicing Agreement provides for a contrary specific course of action and except as otherwise provided in the next succeeding paragraph, the Master Servicer and the Group 1 Special Servicer shall service and administer the Group 1 Mortgage Loan, in accordance with procedures (including collection procedures) that the Copley Servicer customarily employs and exercises in servicing and administering mortgage loans and REO Properties for its own account and which are in accordance with customary mortgage servicing practices of prudent lending institutions for properties of a similar type but without regard to:

         (i) any relationship that the Copley Servicer, the Master Servicer or the Group 1 Special Servicer or any Affiliate of any thereof may have with the Borrower or any Affiliate of the Borrower;

         (ii) the Copley Servicer's obligation to make Property Advances or the Master Servicer's obligation to make Advances;

         (iii) the Copley Servicer's, Master Servicer's or Group 1 Special Servicer's right to receive compensation for servicing and administering the Group 1 Mortgage Loan hereunder or under the Copley Servicing Agreement; or

         (iv)  the Copley Servicer's interest in the Class B Note.

                  The standards set forth above with respect to the conduct of the Master Servicer and the Group 1 Special Servicer in the performance of their respective obligations with respect to the Group 1 Mortgage Loans under this Agreement is herein referred to as the "Group 1 Servicing Standard."

                  The Master Servicer's or the Group 1 Special Servicer's liability for actions and omissions in its capacity as Master Servicer or Group 1 Special Servicer, as the case may be, hereunder is limited as provided herein (including, without limitation, pursuant to Section 6.3). To the extent consistent with the foregoing and subject to any express limitations set forth in this Agreement and the Copley Servicing Agreement, each of the Master Servicer and the Group 1 Special Servicer shall use its best efforts to seek to maximize the timely recovery of principal and interest on the Group 1 Mortgage Loan; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Master Servicer or the Group 1 Special Servicer of the collectability of the Group 1 Mortgage Loan. Subject only to


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

the above-described Group 1 Servicing Standard and the terms of this Agreement and the Copley Servicing Agreement and of the Group 1 Mortgage Loan, the Master Servicer and the Group 1 Special Servicer shall have full power and authority, acting alone, through the Copley Servicer or through other sub-servicers (subject to paragraph (c) of this Section 3.1 and to Section 3.3), to do or cause to be done any and all things in connection with such servicing and administration of the Group 1 Mortgage Loans which they may deem necessary or desirable.

                  (b) To the extent that the Copley Servicing Agreement and any provision of this Agreement conflict, the Master Servicer and the Group 1 Special Servicer shall not have any liability hereunder if the Master Servicer or the Group 1 Special Servicer, if applicable, act or omit to act in a manner consistent with the Group 1 Servicing Standard and the terms of the Copley Servicing Agreement. To the extent that no provision of the Copley Servicing Agreement prescribes an action or directs that an action not be taken, the Master Servicer and the Group 1 Special Servicer in servicing and administering the Group 1 Mortgage Loan shall act or refrain from acting as provided in this Agreement with respect to the duties of the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer as they relate to the Group 2 Mortgage Loans. Notwithstanding the foregoing, neither the Master Servicer nor the Group 1 Special Servicer shall, or permit the Copley Servicer or any sub-servicer to, modify, amend, waive or otherwise consent to the change of the stated Maturity Date of the Group 1 Mortgage Loan, the payment of principal of, or interest or Default Interest on, the Group 1 Mortgage Loan, or any other term of the Group 1 Mortgage Loan (including by releasing all or a portion of the related Mortgaged Property), unless (a) such modification, amendment, waiver or consent is not a "significant modification" under Section 1001 of the Code, including proposed, temporary or final Treasury regulations thereunder, or Treasury Regulations Section 1.860G-2(b)(3) (other than clause (i) thereof),
(b) to the extent such modification, amendment, waiver or consent would constitute a "significant modification" under the preceding clause (a), the Group 1 Mortgage Loan is in default or a default with respect thereto is reasonably foreseeable or (c) permitted by Section 3.12; provided, however, that (i) each such modification, amendment, waiver or consent shall be consistent with the Group 1 Servicing Standard and (ii) neither the Master Servicer nor the Group 1 Special Servicer may agree to any retroactive modification, amendment, waiver or consent.

                  (c) The Master Servicer, on behalf of the Copley Class A Noteholder, shall have the right to agree to or consent to amendments and modifications of the Copley Servicing Agreement; provided that the Master Servicer shall not agree or consent to any amendment or modification of the Copley Servicing Agreement unless


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

each of the Rating Agencies shall have confirmed in writing that such modification or amendment shall not, in and of itself, result in the downgrading, withdrawal or qualification of the rating then assigned such Rating Agency to any Class of Certificates.

                  (d) The Master Servicer or the Group 1 Special Servicer may enter into sub-servicing agreements with third parties with respect to any of their respective obligations hereunder in respect of the Group 1 Mortgage Loan, provided that (1) any such agreement shall be consistent with the provisions of this Agreement and the Copley Servicing Agreement and (2) no sub-servicer retained by the Master Servicer or the Group 1 Special Servicer shall grant any modification, waiver or amendment to any Mortgage Loan without the approval of the Master Servicer or the Group 1 Special Servicer, as applicable, and (3) such agreement shall be consistent with the Group 1 Servicing Standards set forth in Section 3.1(a). Any such sub-servicing agreement may permit the sub-servicer to delegate its duties to agents or subcontractors so long as the related agreements or arrangements with such agents or subcontractors are consistent with the provisions of this Section 3.1(c).

                  Any sub-servicing agreement entered into by the Master Servicer or the Group 1 Special Servicer in respect of the Group 1 Mortgage Loan shall provide that it may be assumed or terminated by the Trustee if the Trustee or a successor Master Servicer or Group 1 Special Servicer has assumed the duties of the Master Servicer or the Group 1 Special Servicer, as applicable, without cost or obligation to the assuming or terminating party or the Trust Fund, upon the assumption by the Trustee or a successor Master Servicer or Group 1 Special Servicer of the obligations of the Master Servicer or the Group 1 Special Servicer, as applicable, pursuant to Section 7.2.

                  Any sub-servicing agreement in respect of the Group 1 Mortgage Loan, and any other transactions or services relating to the Group 1 Mortgage Loan involving a sub-servicer, shall be deemed to be between the Master Servicer or the Group 1 Special Servicer, as applicable, and such sub-servicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the sub-servicer, including the Depositor acting in such capacity, except as set forth in Section 3.1(d). Any payments with respect to the Group 1 Mortgage Loan received by any sub-servicer shall be deemed to have been received by the Master Servicer or the Group 1 Special Servicer, as applicable.


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

                  (e) If the Trustee or any successor Master Servicer or Group 1 Special Servicer assumes the obligations of the Master Servicer or the Group 1 Special Servicer, as applicable, in respect of the Group 1 Mortgage Loan in accordance with Section 7.2, the Trustee or such successor Master Servicer or Group 1 Special Servicer, to the extent necessary to permit the Trustee or such successor Master Servicer or Group 1 Special Servicer to carry out the provisions of Section 7.2, shall, without act or deed on the part of the Trustee or such successor Master Servicer or Group 1 Special Servicer, succeed to all of the rights and obligations of the Master Servicer or Group 1 Special Servicer under any sub-servicing agreement entered into by the Master Servicer or Group 1 Special Servicer pursuant to Section 3.1(c), subject to the right of termination by the Trustee set forth in Section 3.1(c). In such event, the Trustee or such successor Master Servicer or Group 1 Special Servicer shall be deemed to have assumed all of the Master Servicer's or Group 1 Special Servicer's interest therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or Group 1 Special Servicer prior to such deemed assumption) and to have replaced the Master Servicer or the Group 1 Special Servicer, as applicable, as a party to such sub-servicing agreement to the same extent as if such sub-servicing agreement had been assigned to the Trustee or such successor Master Servicer or the Group 1 Special Servicer, except that the Master Servicer or the Group 1 Special Servicer shall not thereby be relieved of any liability or obligations under such sub-servicing agreement that accrued prior to the assumption of duties hereunder by the Trustee or such successor Master Servicer or Group 1 Special Servicer.

                  In the event that the Trustee or any successor Master Servicer or Group 1 Special Servicer assumes the servicing obligations of the Master Servicer or the Group 1 Special Servicer, as the case may be, upon request of the Trustee or such successor Master Servicer or Group 1 Special Servicer, as the case may be, the Master Servicer or such Group 1 Special Servicer shall, at its own expense, deliver to the Trustee or such successor Master Servicer or Group 1 Special Servicer (as the case may be) all documents and records relating to any sub-servicing agreement and the Group 1 Mortgage Loan then being serviced thereunder and an accounting of amounts collected and held by it, if any, and the Master Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any sub-servicing agreement to the Trustee or such successor Master Servicer.

                  (f) Notwithstanding any sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or Group 1 Special Servicer and any Person acting as sub-servicer (or its agents or subcontractors) or any reference to actions taken through any Person acting as sub-servicer or otherwise, the Master Servicer or Group 1 Special Servicer, as applicable, shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Group 1 Mortgage Loan in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from the Depositor or any Person acting as sub-servicer (or its agents or subcontractors), to the same extent and under the same terms and conditions as if the Master Servicer or Group 1 Special Servicer, as applicable, were servicing and administering the Group 1 Mortgage Loan alone. The Master Servicer or the Group 1 Special Servicer, as applicable, shall be entitled to enter into an agreement with any sub-servicer providing for indemnification of the Master Servicer or the Group 1 Special Servicer, as applicable, by such sub-servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement.

                  (g) In the event that the Copley Servicer shall be removed or resign at any time, the Trustee, as the holder of the Copley Class A Note, shall appoint Midland Loan Services, L.P. as successor Copley Servicer or, if Midland Loan Services, L.P. does not accept such appointment or is not acceptable to the holder of the Copley Class B Note or otherwise does not qualify pursuant to the Copley Servicing Agreement, shall use its reasonable efforts to appoint another entity acceptable to the holder of the Copley Class B Note and the Group 2 Special Servicer, meeting the requirements of the Copley Servicing Agreement and Section 6.4 of this Agreement.

                  (h) For all purposes of this Section 3.1, the Copley Servicer shall not be considered to be a "sub-servicer" and the Copley Servicing Agreement shall not be considered to be a "sub-servicing agreement".

                  SECTION 3.2. Master Servicer to Act as Master Servicer of Group 2 Mortgage Loans; Group 2 and NOM Special Servicers to Act as Special Servicers of the Group 2 Mortgage Loans; Administration of the Group 2 Mortgage Loans.

                  (a) The Master Servicer, as an independent contractor, shall service and administer the Group 2 Mortgage Loans (other than any such Mortgage Loans that are Specially Serviced Mortgage Loans or REO Mortgage Loans); the Group 2 Special Servicer, as an independent contractor, shall service and administer the Group 2 Mortgage Loans that are Specially-Serviced Mortgage Loans (other than the NOM Loan) and any REO Properties acquired in respect thereof; and the NOM Special Servicer, as an independent contractor, shall service and administer the NOM Loan (if it is a Specially-Serviced Mortgage Loan) and any REO Property acquired in respect thereof. The Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer shall service and administer the applicable Mortgage Loans and REO Properties on behalf of the Trust Fund solely in the best interests of, and for the benefit of, all of the Certificateholders and the Trustee (as trustee for the Certificateholders) in accordance with the terms of this Agreement and the respective Group 2 Mortgage Loans. In furtherance of, and to the extent consistent with, the foregoing, and except to the extent that this Agreement provides for a contrary specific course of action and except as otherwise provided in the next succeeding paragraph, each of the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicers shall service and administer each Group 2 Mortgage Loan (x) in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers used with respect to loans comparable to the Group 2 Mortgage Loans, or (y) in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans which it owns, whichever standard of care is higher, and taking into account its other obligations hereunder, but without regard to:

                  (i) any other relationship that the Master Servicer, the Group 2 Special Servicer, the NOM Special Servicer, any subservicer or any Affiliate of the Master Servicer, the Group 2 Special Servicer, the NOM Special Servicer or any subservicer may have with the related Borrower or any Affiliate of such Borrower;

                  (ii) the ownership of any Certificate by the Master Servicer, the Group 2 Special Servicer, the NOM Special Servicer or any Affiliate of either;

                  (iii) the Master Servicer's, the Trustee's or the Fiscal Agent's obligation to make P&I Advances or Property Advances or to incur servicing expenses with respect to such Mortgage Loan;

                  (iv) the Master Servicer's, the Group 2 Special Servicer's, the NOM Special Servicer's or any sub-servicer's right to receive



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

                           compensation for its services hereunder or with respect to any particular transaction; or

                  (v) the ownership or servicing or management for others by the Master Servicer, the Group 2 Special Servicer, the NOM Special Servicer or any sub-servicer, of any other mortgage loans or property.

                  The standards set forth above with respect to the conduct of the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer in the performance of their respective obligations with respect to the Group 2 Mortgage Loans under this Agreement is herein referred to as the "Group 2 Servicing Standard."

                  The Master Servicer's, the Group 2 Special Servicer's or the NOM Special Servicer's liability for actions and omissions in its capacity as Master Servicer, Group 2 Special Servicer or NOM Special Servicer, as the case may be, hereunder is limited as provided herein (including, without limitation, pursuant to Section 6.3). To the extent consistent with the foregoing and subject to any express limitations set forth in this Agreement, each of the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer shall use its reasonable efforts to seek to maximize the timely and complete recovery of principal and interest on the Group 2 Mortgage Loans; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer of the collectability of the Group 2 Mortgage Loans. Subject only to the above-described Group 2 Servicing Standard and the terms of this Agreement and of the respective Group 2 Mortgage Loans, the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer shall have full power and authority, acting alone or through sub-servicers (subject to paragraph (c) of this Section 3.2 and to Section 3.3), to do or cause to be done any and all things in connection with such servicing and administration of the Group 2 Mortgage Loans which they may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer shall, and each is hereby authorized and empowered by the Trustee to, with respect to each applicable Group 2 Mortgage Loan and the related Mortgaged Property, prepare, execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral; any modifications, waivers, consents or amendments to or with respect to any applicable Group 2 Mortgage Loan or any documents contained in the related Mortgage File; and any and all instruments of satisfaction or cancellation, or of partial


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or full release or discharge, and all other comparable instruments, if, in its reasonable judgment, such action is in the best interests of the Certificateholders and is in accordance with, or is required by, this Agreement. Notwithstanding the foregoing, neither the Master Servicer, the Group 2 Special Servicer nor the NOM Special Servicer shall, or permit any sub-servicer to, modify, amend, waive or otherwise consent to the change of the stated Maturity Date of any Group 2 Mortgage Loan, the payment of principal of, or interest or Default Interest on, any Group 2 Mortgage Loan, or any other term of a Group 2 Mortgage Loan (including by releasing all or a portion of the related Mortgaged Property), unless (a) such modification, amendment, waiver or consent is not a "significant modification" under Section 1001 of the Code, including proposed, temporary or final Treasury regulations thereunder, or Treasury Regulations Section 1.860G-2(b)(3) (other than clause (i) thereof),
(b) to the extent such modification, amendment, waiver or consent would constitute a "significant modification" under the preceding clause (a), such Group 2 Mortgage Loan is in default or a default with respect thereto is reasonably foreseeable, (c) permitted by Section 3.12; provided, however, that
(i) each such modification, amendment, waiver or consent shall be consistent with the Group 2 Servicing Standard, (ii) none of the Master Servicer, the Group 2 Special Servicer nor the NOM Special Servicer may agree to any retroactive modification, amendment, waiver or consent, (iii) the NOM Special Servicer shall not, without the consent of the Group 2 Special Servicer, permit the release of any property securing the NOM Loan or reduce the Principal Amount thereof by more than the excess, if any, of the Certificate Balance of the Class F-1 Certificates over $2,000,000, (iv) if the NOM Loan has become a Specially Serviced Mortgage Loan and, on the basis of any Updated Appraisal, the NOM Expected Loss equals or exceeds the excess, if any, of the Certificate Balance of the Class F-1 Certificates over $1,000,000 but is less than 150% of the Certificate Balance of the Class (which Certificate Balance shall be confirmed in writing by the Trustee), without the consent of the Group 2 Special Servicer, the NOM Special Servicer may not, nor may it permit any sub-servicer to, permit a modification, waiver or amendment or grant a waiver with respect to the NOM Mortgage Loan that would result in a decrease in the Mortgage Rate thereon or defer payments for a period in excess of the period preceding the next scheduled Updated Appraisal, reduce the Principal Amount thereof by more than the amount equal to the Certificate Balance of the Class F-1 Certificates minus $2,000,000 (which Certificate Balance shall be confirmed in writing by the Trustee), and (v) prior to agreeing to or permitting any modification, amendment, waiver or consent with respect to the NOM Mortgage Loan, the NOM Special Servicer shall notify the Group 2 Special Servicer and offer the Group 2 Special Servicer an opportunity during a period equal to the longer of three Business Days or five calendar days prior to taking any such action to confer with them as to advisability of such action (it being understood that, except as otherwise provided in


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

clause (iii) of this proviso, the NOM Special Servicer shall not have any obligation to follow any instructions or directions given to them by the Group 2 Special Servicer with respect to such actions). The Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer shall service and administer the Group 2 Mortgage Loans in accordance with applicable state and federal law and shall provide to the Borrowers any reports required to be provided to them thereby. Subject to Section 3.13, the Trustee shall, upon the receipt of a written request of a Servicing Officer, execute and deliver to the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer any powers of attorney and other documents prepared by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer and necessary or appropriate (as certified in such written request) to enable the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer to carry out their servicing and administrative duties hereunder; provided, however, that none of the Trustee, its officers, directors, employees or any Person who controls the Trustee within the meaning of the 1934 Act shall not be liable for any actions of the Master Servicer, the Group 2 Special Servicer or NOM Special Servicer under any such powers of attorney.

                  (b) Unless otherwise provided in the related Note, the Master Servicer shall apply any partial Principal Prepayment received on a Group 2 Mortgage Loan on a date other than a Due Date to the principal balance of such Group 2 Mortgage Loan as of the Due Date immediately following the date of receipt of such partial Principal Prepayment.

                  (c) The Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer may enter into sub-servicing agreements with third parties with respect to any of its respective obligations hereunder in respect of the Group 2 Mortgage Loans, provided that (1) any such agreement shall be consistent with the provisions of this Agreement and (2) no sub-servicer retained by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer shall grant any modification, waiver or amendment to any Mortgage Loan without the approval of the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, and (3) such agreement shall be consistent with the Group 2 Servicing Standards set forth in Section 3.2(a). Any such sub-servicing agreement may permit the sub-servicer to delegate its duties to agents or subcontractors so long as the related agreements or arrangements with such agents or subcontractors are consistent with the provisions of this Section 3.2(c).

                  Any sub-servicing agreement entered into by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer in respect of the Group 2


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

Mortgage Loans (other than an Initial Sub-Servicing Agreement) shall provide that it may be assumed or terminated by the Trustee if the Trustee or a successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer has assumed the duties of the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, without cost or obligation to the assuming or terminating party or the Trust Fund, upon the assumption by the Trustee or a successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer of the obligations of the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, pursuant to Section 7.2. In the case of an Initial Sub-Servicing Agreement, upon the assumption by the Trustee or a successor Master Servicer of the obligations of the Master Servicer pursuant to
Section 7.2, unless an Initial Sub-Servicer Event of Default shall have occurred under the applicable Initial Sub-Servicing Agreement, the Trustee or the successor Master Servicer shall assume such Initial Sub-Servicing Agreement.

                  Any sub-servicing agreement in respect of the Group 2 Mortgage Loans, and any other transactions or services relating to the Group 2 Mortgage Loans involving a sub-servicer, shall be deemed to be between the Master Servicer or a Special Servicer, as applicable, and such sub-servicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the sub-servicer, including the Depositor acting in such capacity, except as set forth in Section 3.2(d).

                  (d) If the Trustee or any successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer assumes the obligations of the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, in respect of the Group 2 Mortgage Loans in accordance with Section 7.2, the Trustee or such successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer, to the extent necessary to permit the Trustee or such successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer to carry out the provisions of Section 7.2, shall, without act or deed on the part of the Trustee or such successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer, succeed to all of the rights and obligations of the Master Servicer, Group 2 Special Servicer or NOM Special Servicer under any sub-servicing agreement entered into by the Master Servicer, Group 2 Special Servicer or NOM Special Servicer pursuant to Section 3.2(c), subject to the right of termination by the Trustee set forth in Section 3.2(c). In such event, the Trustee or such successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer shall be deemed to have assumed all of the Master Servicer's, Group 2 Special Servicer's or NOM Special Servicer's interest therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer, Group 2 Special Servicer or NOM Special Servicer prior to such deemed assumption)


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

and to have replaced the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, as a party to such sub-servicing agreement to the same extent as if such sub-servicing agreement had been assigned to the Trustee or such successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer, except that the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer shall not thereby be relieved of any liability or obligations under such sub-servicing agreement that accrued prior to the assumption of duties hereunder by the Trustee or such successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer.

                  In the event that the Trustee or any successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer assumes the servicing obligations of the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as the case may be, upon request of the Trustee or such successor Master Servicer or Special Servicer, as the case may be, the Master Servicer or such Special Servicer shall, at its own expense, deliver to the Trustee or such successor Master Servicer, Group 2 Special Servicer or NOM Special Servicer (as the case may be) all documents and records relating to any sub-servicing agreement and the Group 2 Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it, if any, and the Master Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any sub-servicing agreement to the Trustee or such successor Master Servicer.

                  SECTION 3.3. Liability of the Master Servicer and Special Servicers in Respect of Group 2 Mortgage Loans.

                  Notwithstanding any sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer, Group 2 Special Servicer or NOM Special Servicer and any Person acting as sub-servicer (or its agents or subcontractors) or any reference to actions taken through any Person acting as sub-servicer or otherwise, the Master Servicer, Group 2 Special Servicer or NOM Special Servicer, as applicable, shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Group 2 Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from the Depositor or any Person acting as sub-servicer (or its agents or subcontractors) ,to the same extent and under the same terms and conditions as if the Master Servicer, Group 2 Special Servicer or NOM Special Servicer, as applicable, were servicing and administering the Mortgage Loans for which it is responsible alone. The Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, shall be entitled to enter into an


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

agreement with any sub-servicer providing for indemnification of the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, by such sub-servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement.

                  SECTION 3.4. Collection of Certain Mortgage Loan Payments in Respect of Group 2 Mortgage Loans.

                  The Master Servicer, the Group 2 Special Servicer and the NOM Special Servicers shall each use reasonable efforts to collect all payments called for under the terms and provisions of the Group 2 Mortgage Loans for which it is responsible when the same shall be due and payable, and shall follow such collection procedures as are consistent with the Group 2 Servicing Standard, including, in the case of the Group 2 Special Servicer, using its reasonable efforts in accordance with the Group 2 Servicing Standard to collect income statements and rent rolls from the Borrowers under the Group 2 Mortgage Loans as required by the related Mortgage Loan Documents and providing (in the case of the Master Servicer only) reasonable advance notice to such Borrowers of Balloon Payments due with respect to such Group 2 Mortgage Loans. Consistent with the foregoing, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, may in its discretion waive any late payment charge, Default Interest or penalty fees in connection with any delinquent Monthly Payment or Balloon Payment with respect to any Mortgage Loan.

                  SECTION 3.5. Collection of Taxes, Assessments and Similar Items in Respect of Group 2 Mortgage Loans.

                  (a) With respect to each Group 2 Mortgage Loan (other than REO Mortgage Loans), the Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on such related Mortgaged Property, the status of payments of insurance premiums for insurance policies required to be maintained by the related Borrower under the terms of the Mortgage Loan and the amounts of Escrow Payments, if any, required in respect thereof and the status of payments of any ground rents. From time to time, the Master Servicer shall (i) obtain all bills for the payment of such items (including renewal premiums), and (ii) effect payment of all such bills with respect to each such Mortgaged Property prior to the applicable penalty or termination date, in each case employing for such purpose


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

Escrow Payments as allowed under the terms of such Mortgage Loan. If a Borrower fails to make any such Escrow Payment on a timely basis or collections from such Borrower are insufficient to pay any such item before the applicable penalty or termination date as a result of the Borrower's failure to make required payments, the Master Servicer shall (in accordance with Section 3.10 with respect to the payment of insurance premiums) advance the amount necessary to effect payment of any such item, unless the Master Servicer, in its good faith business judgment, determines that such Advance would be a Nonrecoverable Advance. With respect to any Group 2 Mortgage Loan as to which the related Borrower is not required to make Escrow Payments, if such Borrower fails to effect payment of any such bill when required to do so, then, the Master Servicer shall (in accordance with Section 3.10 with respect to the payment of insurance premiums) advance the amount necessary to effect payment of any such bill on or before the applicable penalty or termination date; provided, that, with respect to the payment of taxes and assessments, the Master Servicer shall make such advance within five Business Days after the Master Servicer has received confirmation that such item has not been paid. The Master Servicer shall be entitled to reimbursement of Property Advances that it makes pursuant to the preceding sentence, with interest thereon at the Reimbursement Rate, from amounts received on or in respect of the Group 2 Mortgage Loan respecting which such Property Advance was made or if such Property Advance has become a Nonrecoverable Advance, to the extent permitted by Section 3.7 of this Agreement.

                  (b) The Master Servicer shall segregate and hold all funds collected and received pursuant to any Group 2 Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more segregated custodial accounts (each, an "Escrow Account") into which all Escrow Payments shall be deposited within one (1) Business Day after receipt. The Master Servicer shall also deposit into each Escrow Account any amounts representing losses on Permitted Investments in which amounts on deposit in such Escrow Account have been invested pursuant to Section 3.9(b) and any Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds which are required to be applied to the restoration or repair of the related Mortgaged Property pursuant to the related Mortgage Loan. Escrow Accounts shall be entitled, "Midland Loan Services, L.P., as Master Servicer, in trust for LaSalle National Bank, as Trustee in trust for Holders of Commercial Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1997-ML1, and Various Borrowers." Each Escrow Account shall be an Eligible Account to the extent consistent with the related Mortgage Loan Documents. Withdrawals from an Escrow Account may be made by the Master Servicer only:



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                  (i)      to effect timely payments of items with respect to
                           which Escrow Payments are required pursuant to the related Mortgage;

                  (ii) to transfer funds to the Collection Account to reimburse the Fiscal Agent, the Trustee, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, in that order for any Advance relating to Escrow Payments, but only from amounts received with respect to the related Group 2 Mortgage Loan which represent late collections of Escrow Payments thereunder;

                  (iii) for application to the restoration or repair of the related Mortgaged Property in accordance with the related Mortgage Loan and the Group 2 Servicing Standard;

                  (iv) to clear and terminate such Escrow Account upon the termination of this Agreement;

                  (v) to pay from time to time to the Master Servicer any interest or investment income earned on funds deposited in such Escrow Account pursuant to Section 3.9(b) to the extent (a) permitted by law and (b) not required to be paid to the related Borrower under the terms of the related Group 2 Mortgage Loan or by law, or to pay such interest or income to the related Borrower if such income is required to paid to the related Borrower under law or by the terms of the related Mortgage Loan; and

                  (vi) to remove any funds deposited in such Escrow Account that were not required to be deposited therein.

                  SECTION 3.6.       Collection Account; Distribution Accounts.

                  (a) The Master Servicer shall establish and maintain the Collection Account in the Trustee's name, for the benefit of the Certificateholders. The Collection Account shall be established and maintained as an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Collection Account within one Business Day following receipt the following payments and collections received or made by it on or with respect to the Mortgage Loans:



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

                  (i) all amounts received from the Copley Servicer with respect to the Group 1 Mortgage Loan in accordance with the Copley Servicing Agreement (including, without limitation, all distributions of principal, interest and other amounts received from the Borrower and the proceeds of any repurchase of the Group 1 Mortgage Loan by the Copley Servicer pursuant to Section 2.2 of the Copley Servicing Agreement);

                  (ii) all payments on account of principal on the Group 2 Mortgage Loans;

                  (iii) all payments on account of interest (other than Default Interest) on the Group 2 Mortgage Loans and all Prepayment Premiums with respect thereto;

                  (iv)     any amounts required to be deposited pursuant to
                           Section 3.9(b) in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account;

                  (v) (x) all Net REO Proceeds transferred from an REO Account relating to a Group 2 Mortgage Loan pursuant to Section 3.18(b) and (y) all Condemnation Proceeds, Insurance Proceeds and Net Liquidation Proceeds not required to be applied to the restoration or repair of the related Mortgaged Property or released to the related Borrower in accordance with the Group 2 Servicing Standard;

                  (vi) any amounts received from Borrowers relating to Group 2 Mortgage Loans which represent recoveries of Property Advances made pursuant to Section 3.5; and

                  (vii) any other amounts required by the provisions of this Agreement to be deposited into the Collection Account by the Master Servicer or a Special Servicer, including, without limitation, proceeds of any purchase or repurchase of a Mortgage Loan pursuant to Section 2.3(d) or (e), Section 3.20 or
                           Section 9.1.

                  The foregoing requirements for deposits in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the


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

foregoing, payments in the nature of late payment charges, late fees, Default Interest, NSF check charges, Assumption Fees, loan modification fees, loan service transaction fees, extension fees, demand fees, beneficiary statement charges and similar fees need not be deposited in the Collection Account by the Master Servicer and, to the extent permitted by applicable law and subject to the REMIC Provisions, the Master Servicer or the related Special Servicer, as applicable, shall be entitled to retain any such charges and fees received with respect to the Mortgage Loans. In the event that the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, the Master Servicer may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (b) The Trustee shall establish and maintain the REMIC I Distribution Account, the REMIC II Distribution Account and the REMIC III Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders. The Distribution Accounts may be established and maintained as a single Eligible Account.

                  (c) Funds in the Collection Account and the Distribution Accounts may be invested in Permitted Investments in accordance with the provisions of Section 3.9. The Master Servicer shall give written notice to the Trustee of the location and account number of the Collection Account and shall notify the Trustee in writing prior to any subsequent change thereof.

                  SECTION 3.7.        Permitted Withdrawals from the Collection
                                      Account.

                  The Master Servicer may make withdrawals from the Collection Account only as described below (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to remit to the Trustee, for deposit in the REMIC I Distribution Account, the amounts required to be deposited in the REMIC I Distribution Account pursuant to Section 3.7;

                  (ii) to pay or reimburse the Fiscal Agent, the Trustee, the Master Servicer and the Special Servicers (in that order) for Advances and for the portion of the Advance Interest Amount related to such Advances being reimbursed (to the extent that such portion of such Advance Interest Amount exceeds Default Interest retained by the Master Servicer, the Special Servicers, the Trustee or the Fiscal Agent, as the case may be); provided,


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

                           however, the right of the Master Servicer, the Trustee, the Fiscal Agent or a Special Servicer to reimburse themselves pursuant to this clause (ii) being limited to either (x) any collections on or in respect of the particular Mortgage Loan or REO Property respecting which each such Advance was made, or (y) any other amounts in the Collection Account in the event that such Advances have been deemed to be Nonrecoverable Advances or are not recovered from recoveries in respect of the related Mortgage Loan or REO Property after a Final Recovery Determination; provided further, however, that, in the case of the Franklin Mills Loan, amounts recoverable with respect to Property Advances and related Advance Interest Amounts pursuant to clauses
                           (x) and (y) shall be limited to the Trust Fund's proportionate share (taking into account the outstanding principal amount of the Additional Franklin Mills Note, if any);

                  (iii) to pay on or before each Remittance Date to the Master Servicer and each Special Servicer, as applicable, as compensation, the unpaid Servicing Fee and Special Servicing Fee, respectively, to be paid, in the case of the Servicing Fee, from interest received on the related Mortgage Loans, and to pay from time to time, to the Master Servicer any interest or investment income earned on funds deposited in the Collection Account, and to pay to the Master Servicer or each Special Servicer, as applicable, any other amounts constituting Servicing Compensation payable thereto (it being understood that any Special Servicing Fee with respect to the Group 1 Mortgage Loan will be payable first from payments to the Copley B Note and then from the Trust Fund);

                  (iv) to pay on or before each Distribution Date to the Depositor, the Mortgage Loan Seller, a purchaser of any Specially Serviced Mortgage Loan or REO Property pursuant to Section 3.20, the Master Servicer or a Special Servicer, as the case may be, with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by it pursuant to Section 2.3(d), 2.3(e), Section 3.20 or
                           Section 9.1, all amounts received thereon during the related Collection Period and subsequent to the effective date of such purchase or repurchase.



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

                  (v) to the extent not reimbursed or paid pursuant to any other clause of this Section 3.7, to reimburse or pay the Master Servicer, each Special Servicer, the Trustee, the Depositor and the Fiscal Agent for unpaid items incurred by or on behalf of such Person pursuant to Section 3.12, Section 3.14(c), Section 3.19(a), (b) and (c), Section 3.20(a), 6.3, 7.4,
                           8.5(d) or Section 10.7, or any other provision of this Agreement pursuant to which such Person is entitled to reimbursement or payment from the Trust Fund, in each case only to the extent reimbursable under such Section, it being acknowledged that this clause (v) shall not be deemed to modify the substance of any such Section, including the provisions of such Section that set forth the extent to which one of the foregoing Persons is or is not entitled to payment or reimbursement;

                  (vi) to deposit in one or more separate, non-interest bearing accounts any amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on REMIC I, REMIC II and REMIC III under the circumstances and to the extent described in Section 4.7;

                  (vii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein or that is expressly payable therefrom (without duplication);

                  (viii) to pay or reimburse the Fiscal Agent, the Trustee and the Master Servicer (in that order) for P&I Advances (without interest) made with respect to any Mortgage Loan on any Determination Date to the extent that all or a portion of the payment of principal of or interest on such Mortgage Loan as to which such P&I Advance was made is collected on or prior to the related Remittance Date;

                  (ix) to pay on or before each Remittance Date to the Trustee for deposit into the REMIC I Distribution Account an amount equal to the Trustee Fee; or

                  (x) to clear and terminate the Collection Account pursuant to Section 9.1.



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

                  The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to subclauses
(ii) - (viii) above.

                  The Master Servicer shall pay to the Trustee, the Fiscal Agent or the Special Servicers from the Collection Account (to the extent permitted by clauses (i)-(viii) above) amounts permitted to be paid to the Trustee, the Fiscal Agent or the Special Servicers therefrom, promptly upon receipt of a certificate of a Responsible Officer of the Trustee, an officer of the Fiscal Agent or a Servicing Officer of a Special Servicer, as applicable, describing the item and amount to which the Trustee, the Fiscal Agent or the applicable Special Servicer is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to recalculate the amounts stated therein.

                  The Trustee, the Fiscal Agent, the Special Servicer and the Master Servicer shall in all cases have a right prior to the Certificateholders to any funds on deposit in the Collection Account from time to time for the reimbursement or payment of Servicing Compensation, the Trustee Fee, Advances (subject to the limitation set forth in Section 3.7(ii)) and their respective expenses (including Advance Interest Amounts) hereunder to the extent such expenses are to be reimbursed or paid from amounts on deposit in the Collection Account pursuant to this Agreement.

                  SECTION 3.8.          Remittance of Special Reporting and
                                        Inspection Fee.

                  The Master Servicer shall remit from amounts paid to it as the Servicing Fee to the Group 2 Special Servicer on or before each Remittance Date, the unpaid Special Reporting and Inspection Fee; provided that, the obligation of the Master Servicer to remit such Special Reporting and Inspection Fee shall be limited to the extent that the Master Servicer shall have received its Servicing Fee with respect to the applicable Mortgage Loan on such Remittance Date. In the event that the Master Servicer shall not have received all of its Servicing Fee on or prior to a Remittance Date the obligation of the Master Servicer to remit such Special Reporting and Inspection Fee shall be reduced in the same proportion as the due and unpaid Servicing Fee bears to the Servicing Fee payable with respect to such Remittance Date. Upon the receipt of any Servicing Fee that was unpaid on the Remittance Date when due, the Master Servicer shall pay to the Group 2 Special Servicer its proportionate share of the amounts so received.



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                  SECTION 3.9.          Investment of Funds in the Collection
                                        Account and the Reserve Accounts.

                  (a) The Master Servicer (or with respect to any REO Account, the applicable Special Servicer) may direct any depository institution maintaining the Collection Account, any REO Account or (subject to applicable laws and the related Mortgage Loan Documents) any Reserve Accounts (each, for purposes of this Section 3.9, an "Investment Account") to invest the funds in such Investment Account in one or more Permitted Investments that bear interest or are sold at a discount, and that mature, unless payable on demand, no later than the Business Day preceding the date on which such funds are required to be withdrawn from such Investment Account pursuant to this Agreement. Any direction by the Master Servicer (or with respect to an REO Account, the applicable Special Servicer) to invest funds on deposit in an Investment Account shall be in writing and shall certify that the requested investment is a Permitted Investment which matures at or prior to the time required hereby or is payable on demand. In the case of any Reserve Account, the Master Servicer shall act upon the written request of the related Borrower or Manager to the extent the Master Servicer is required to do so under the terms of the related Mortgage Loan, provided that in the absence of appropriate written instructions from such Borrower or Manager meeting the requirements of this Section 3.9, the Master Servicer shall have no obligation to, but will be entitled to, direct the investment of funds in such Reserve Accounts. In no event shall the Trust Fund have any right to funds in a Reserve Account or earnings thereon except as a secured party. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall have sole control (except with respect to investment direction which shall be in the sole control of the Master Servicer or the applicable Special Servicer, as applicable, as an independent contractor to the Trust Fund) over each such investment and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent (which shall initially be the Master Servicer), together with any document of transfer, if any, necessary to transfer title to such investment to the Trustee or its nominee. The Trustee shall have no responsibility or liability with respect to the investment directions of the Master Servicer or the applicable Special Servicer or any losses resulting therefrom, whether from Permitted Investments or otherwise. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer or the applicable Special Servicer, as applicable, shall:



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                           (x)      consistent with any notice required to be
                                    given thereunder, demand that payment
                                    thereon be made on the last day such
                                    Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                           (y)      demand payment of all amounts due
                                    thereunder promptly upon determination by the Master Servicer or the applicable Special Servicer, as applicable, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the related Investment Account.

                  (b) All income and gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Master Servicer and all income and gain realized from investment of funds deposited in any REO Account shall be for the benefit of the applicable Special Servicer and may be withdrawn by the Master Servicer or the applicable Special Servicer, as applicable, from time to time in accordance with Section 3.7 and Section 3.18(b), as applicable. The Master Servicer shall deposit from its own funds in the Collection Account the amount of any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss and each Special Servicer shall deposit from its own funds in any REO Account maintained thereby the amount of any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss. The income and gain realized from investment of funds deposited in any Reserve Account shall be applied from time to time in accordance with the terms of the Mortgage Loan or applicable law and, in the event the related Mortgage Loan Documents provide that the lender or mortgagee thereunder is entitled to receive or retain such income and gain, the Master Servicer shall be entitled to receive and retain such income or gain as additional servicing compensation.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may, and upon the request of Holders of Certificates representing a majority of the aggregate Voting Rights of any Class shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. In the event the Trustee takes any such action, the Trust Fund shall pay or reimburse the Trustee for all reasonable


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

out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in connection therewith. In the event that the Trustee does not take any such action, the Master Servicer may take such action at its own cost and expense.

                  SECTION 3.10. Maintenance of Insurance Policies and Errors and Omissions and Fidelity Coverage in Respect of Group 2 Mortgage Loans.

                  (a) The Master Servicer on behalf of the Trustee, as mortgagee, shall use its best efforts in accordance with the Group 2 Servicing Standard to cause the related Borrower to maintain for each Group 2 Mortgage Loan (other than REO Mortgage Loans), and if the Borrower does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) to the extent the Trustee as mortgagee has an insurable interest and to the extent available at commercially reasonable rates, (A) fire and hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) 100% of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and (ii) the outstanding principal balance of the related Mortgage Loan (or, in the case of the Franklin Mill Loan, the Franklin Mills Loan together with the Additional Franklin Mills Note) (but in any event no less than such other amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Trustee thereunder from being deemed to be a co-insurer), in each case with a replacement cost rider, (B) insurance providing coverage against 18 months of rent interruptions (except that in the case of the Mortgage Loans bearing Loan Numbers 1, 2, 3, 4, 5, 6, 7, 11, 12 and 13, such insurance shall provide coverage against 12 months of rent interruptions and, in the case of the Mortgage Loans bearing Loan Numbers 8, 9 and 10, such insurance shall provide coverage against 24 months of rent interruptions) and (C) such other insurance (including windstorm, earthquake and public liability insurance), in each case as required in the related Mortgage Loan Documents. The Group 2 Special Servicer or NOM Special Servicer, as applicable, shall obtain, to the extent available at commercially reasonable rates, fire and hazard insurance from a Qualified Insurer with extended coverage on each REO Property relating to a Group 2 Mortgage Loan in an amount which is at least equal to 100% of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation. The Group 2 Special Servicer or NOM Special Servicer, as applicable, shall with respect to each REO Property relating to a Group 2 Mortgage Loan, obtain from a Qualified Insurer, to the extent available at commercially reasonable rates, (A) public liability insurance providing such coverage


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

against such risks as the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, determines, consistent with the related Mortgage and the Group 2 Servicing Standard, to be in the best interests of the Trust Fund, and shall cause to be maintained with respect to each REO Property
(B) insurance providing coverage against 18 months of rent interruptions, and
(C) such other insurance, in each case as required in the related Group 2 Mortgage Loan. In the case of any insurance otherwise required to be maintained pursuant to this section that is not being so maintained because the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, has deemed that it is not available at commercially reasonable rates, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, shall deliver an Officer's Certificate to the Trustee detailing the steps that the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, took in seeking such insurance and the factors which led to its determination that such insurance is not so available. Any amounts collected by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts to be released to the Borrower in accordance with the terms of the related Mortgage) shall be deposited into the Collection Account pursuant to Section 3.6, subject to withdrawal pursuant to Section 3.7. It is understood and agreed that no windstorm, earthquake or other additional insurance other than flood insurance is to be required of any Borrower or to be maintained by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer unless the terms of the related Mortgage Loan Documents require the related Borrower to maintain such other insurance or if otherwise required by such applicable laws and regulations as shall at any time be in force. If the Mortgaged Property related to a Group 2 Mortgage Loan is located in a federally designated special flood hazard area, the Master Servicer will use its best efforts in accordance with the Group 2 Servicing Standard to cause the related Borrower, to the extent required under the related Mortgage Loan Documents, to maintain or, if such Borrower defaults in its obligation to do so, will itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) flood insurance in respect thereof to the extent available at commercially reasonable rates. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Group 2 Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). If an REO Property is located in a federally designated special flood hazard area, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, will obtain flood insurance in respect thereof providing substantially the same coverage as described in the preceding


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

sentences. If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein but the applicable Special Servicer has not arranged for such insurance, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, shall either (i) immediately deposit into the Collection Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application would be consistent with the Group 2 Servicing Standard; provided, however, that the Group 2 Special Servicer and the NOM Special Servicer shall not be responsible for any amount specified in clause (i) or (ii) of this sentence resulting from (x) an insurer's refusal or inability to pay a claim or (y) the failure of the Master Servicer to make any Property Advance for the costs of maintaining such insurance (whether due to a determination that such a Property Advance would be a Nonrecoverable Advance or otherwise) . Costs to the Master Servicer of maintaining insurance policies pursuant to this Section 3.10 shall be paid by the Master Servicer as a Property Advance if, in the case of an REO Mortgage Loan, they cannot be paid out of available income from the related REO Property and shall be reimbursable to the Master Servicer with interest at the Reimbursement Rate to the extent provided in Section 3.7.

                  Each of the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under each related insurance policy maintained by it pursuant to this Section 3.10(a) in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

                  The Master Servicer (or with respect to any REO Property relating to a Group 2 Mortgage Loan, the Group 2 Special Servicer or NOM Special Servicer, as applicable) shall require that all insurance policies required hereunder shall name the Trustee or the Master Servicer (or, with respect to any REO Property relating to a Group 2 Mortgage Loan, the Group 2 Special Servicer or NOM Special Servicer, as applicable), on behalf of the Trustee as the mortgagee, as loss payee (or with respect to any REO Property relating to a Group 2 Mortgage Loan, as named insured) and that all such insurance policies require that 30 days' notice be given to the Master Servicer or the applicable Special Servicer before termination to the extent required by the related Mortgage Loan Documents.



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

                  (b) (i) If the Master Servicer, Group 2 Special Servicer or NOM Special Servicer, as applicable, obtains and maintains a blanket insurance policy with a Qualified Insurer at its own expense insuring against fire and hazard losses, insurance providing coverage against 18 months of rent interruptions (or 12-month rent interruptions in the case of the Mortgage Loans bearing Loan Numbers 1, 2, 3, 4, 5, 6, 7, 11, 12 and 13 (unless the related Mortgaged Property has become an REO Property in which event 18-month rent interruption coverage shall be provided) or 24-month rent interruptions in the case of the Mortgage Loans bearing Loan Numbers 8, 9 and 10) or other required insurance on all of the Group 2 Mortgage Loans serviced or specially serviced by it, it shall conclusively be deemed to have satisfied its obligations concerning the maintenance of such insurance coverage set forth in Section 3.10(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer, Group 2 Special Servicer or NOM Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on one or more of the related Mortgaged Properties a policy otherwise complying with the provisions of Section 3.10(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. In connection with its activities as Master Servicer, Group 2 Special Servicer or NOM Special Servicer hereunder, as applicable, the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer each agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy which it maintains in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or permit recovery thereunder.

                  (ii) If the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, causes any Mortgaged Property or REO Property related to a Group 2 Mortgage Loan to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 3.10(a), the Master Servicer, Group 2 Special Servicer or NOM Special Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to Section 3.10(a). Such policy may contain a deductible clause, in which case the Master Servicer, Group 2 Special Servicer or NOM Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO

Property a policy otherwise complying with the provisions of Section 3.10(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Group 2 Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Group 2 Servicing Standard.

                  (c) Each of the Master Servicer, Group 2 Special Servicer and NOM Special Servicer shall maintain with a Qualified Insurer a fidelity bond in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage loan servicers. The Master Servicer, Group 2 Special Servicer or NOM Special Servicer, as applicable, shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable. In addition, each of the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer shall keep in force during the term of this Agreement a policy or policies of insurance with a Qualified Insurer covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations to service the Group 2 Mortgage Loans hereunder in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage loan servicers. Each of the Master Servicer, the Group 2 Special Servicer and the NOM Special Servicer shall cause each and every sub-servicer for it to maintain, or cause to be maintained by any agent or contractor servicing any Mortgage Loan on behalf of such subservicer, a fidelity bond and an errors and omissions insurance policy which satisfy the requirements for the fidelity bond and the errors and omissions policy to be maintained by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer pursuant to this
Section 3.10(c). All fidelity bonds and policies of errors and omissions insurance obtained under this Section 3.10(c) shall be issued by a Qualified Insurer.

                  SECTION 3.11.         Enforcement of Due-On-Sale Clauses;
                                        Assumption Agreements in Respect of
                                        Group 2 Mortgage Loans.

                  (a) If any Group 2 Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which, by its terms:



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

                  (i) provides that such Group 2 Mortgage Loan shall (or may at the related mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property, or

                  (ii) provides that such Group 2 Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer,

then, for so long as such Group 2 Mortgage Loan is included in the Trust Fund, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, on behalf of the Trust Fund, shall enforce such provision to the extent permitted under the terms of such Group 2 Mortgage Loan, applicable law and governmental regulations, unless such provision is not enforceable under applicable law or such enforcement is reasonably likely to result in meritorious legal action by the related Borrower or except to the extent that the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, acting in accordance with the Group 2 Servicing Standard, determines that such enforcement would not be in the best interests of the Trust Fund. Subject to the foregoing, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, is authorized to take or enter into an assumption agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, or to release the original related Borrower from liability upon such Mortgage Loan and substitute the new Borrower as obligor thereon. Prior to waiving any "due-on-sale" clause, taking or entering into any assumption agreement or permitting the release of a Borrower and substitution of a new Borrower with respect to any Mortgage Loan, the Master Servicer or NOM Special Servicer , as applicable, shall notify the Group 2 Special Servicer and offer the Group 2 Special Servicer a opportunity during a ten-day period prior to taking any such action to confer with them as to advisability of such action (it being understood that neither the Master Servicer nor the NOM Special Servicer shall have any obligation to follow any instructions or directions given to them by the Group 2 Special Servicer with respect to such actions). To the extent permitted by law, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, shall enter into an assumption or substitution agreement only if the credit status of the prospective new Borrower is in compliance with (x) the Master Servicer's, the Group 2 Special Servicer's or the NOM Special Servicer's, as applicable, regular commercial mortgage origination or servicing standards and criteria,
(y) the terms of the related Group 2 Mortgage Loan and (z) the Group 2 Servicing Standard. The Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, shall notify the Trustee that any such assumption or


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

substitution agreement has been completed by forwarding to the Trustee the original of such agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Rate, principal amount and other material payment terms (including any cross-collateralization and cross-default provisions) of such Group 2 Mortgage Loan pursuant to the related Note and Mortgage shall not be changed, other than in connection with a default or reasonably foreseeable default with respect to the Mortgage Loan. Assumption Fees collected by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, for entering into an assumption or substitution agreement will be retained by the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, as additional servicing compensation but only if collection of such fees will not result in the Mortgage Loan failing to qualify as a "qualified mortgage" under the REMIC Provisions. Notwithstanding the foregoing, the Master Servicer, Group 2 Special Servicer or NOM Special Servicer may consent to the assumption of a Mortgage Loan by a prospective new Borrower imposed by a court having jurisdiction in a bankruptcy proceeding involving the related Mortgaged Property.

                  (b) If any Group 2 Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which, by its terms:

                  (i) provides that such Group 2 Mortgage Loan shall (or may at the related mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on such Mortgaged Property, or

                  (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on such Mortgaged Property,

then, for so long as such Group 2 Mortgage Loan is included in the Trust Fund, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, on behalf of the Trust Fund, shall enforce such provision and in connection therewith shall (x) accelerate the payments due on such Mortgage Loan, or (y) withhold its consent to the creation of any such lien or other encumbrance, as applicable, except, in each case, to the extent that the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, acting in accordance with the Group 2 Servicing Standard, determines that such enforcement would not be in the best interests of the Trust Fund. Notwithstanding the foregoing, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, may forbear from enforcing any due-on-encumbrance provision in connection with any junior or senior lien on the Mortgaged Property imposed by a court having jurisdiction in connection with any bankruptcy proceeding involving the Mortgaged Property. Prior to determining not to enforce any "due-on-encumbrance" clause with respect to any Mortgage Loan, the Master Servicer or NOM Special Servicer , as applicable, shall notify the Group 2 Special Servicer and offer the Group 2 Special Servicer a opportunity during a ten-day period prior to taking such action to confer with them as to advisability of such action (it being understood that neither the Master Servicer nor the NOM Special Servicer shall have any obligation to follow any instructions or directions given to them by the Group 2 Special Servicer with respect to such action).

                  (c) Nothing in this Section 3.11 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Group 2 Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

                  (d) In connection with the taking of, or the failure to take, any action pursuant to this Section 3.11, the Master Servicer, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, shall not agree to modify, waive or amend, and no assumption or substitution agreement entered into pursuant to Section 3.11(a) shall contain any terms that are different from, any term of any Group 2 Mortgage Loan or the related Note or Mortgage.

                  SECTION 3.12.        Realization Upon Group 2 Mortgage Loans.

                  (a) With respect to any Group 2 Mortgage Loan that becomes a Specially Serviced Mortgage Loan, subject to any other applicable terms of this Agreement, the applicable Special Servicer shall determine, in accordance with the Group 2 Servicing Standard, whether to grant a modification, waiver or amendment of the terms of such Specially Serviced Mortgage Loan, commence foreclosure proceedings or attempt to sell such Specially Serviced Mortgage Loan with reference to which course of action is reasonably likely to produce a greater recovery on a present value basis with respect to such Specially Serviced Mortgage Loan. Contemporaneously with the Mortgage Loan becoming a Required Appraisal Loan, the Group 2 Special Servicer, in the case of a Group 2 Mortgage Loan other than the NOM Loan, or the Master Servicer, in the case of the NOM Loan, shall promptly order an Updated Appraisal of the Mortgaged Property securing such Mortgage Loan, except to the extent such appraisal had been previously obtained within the prior 12 months. The Group 2 Special Servicer shall provide the Master Servicer with a copy of the Updated Appraisal obtained in respect of a Group 2 Mortgage Loan other than the NOM Loan (promptly after the Group 2 Special Servicer's receipt thereof). The Master Servicer shall provide the Group 2 Special Servicer and the NOM Special Servicer with copies of any Updated Appraisal obtained in respect of the NOM Loan (promptly after the Master Servicer's receipt thereof).

                  Following a default by a Borrower in the payment of a Balloon Payment, the Special Servicer may grant successive extensions; provided, however, the Special Servicer shall not grant any extension that would extend the Maturity Date beyond the date occurring on or after December 15, 2027.

                  (b) In connection with any foreclosure or other acquisition with respect to a Group 2 Mortgage Loan, the Master Servicer shall, at the direction of applicable Special Servicer, pay the costs and expenses in any such proceedings as an Advance unless the Master Servicer determines, in its good faith judgment, that such Advance would constitute a Nonrecoverable Advance, and the applicable Special Servicer shall in no event be in default hereunder by reason of any failure to perform its duties because the Master Servicer failed to make any such Advance. The Master Servicer shall be entitled to reimbursement of Advances (with interest at the Reimbursement Rate) made pursuant to the preceding sentence to the extent permitted by Section 3.7(ii).

                  If the applicable Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the related Mortgaged Property is located, such Special Servicer shall not be required to pursue a deficiency judgment against the related Borrower or any other liable party if the laws of such state do not permit such a deficiency judgment after a non-judicial foreclosure or if such Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing such a deficiency judgment and such determination is evidenced by an Officer's Certificate delivered to the Trustee.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee (which shall not include the Master Servicer or a Special Servicer) or a separate trustee or co-trustee on behalf of the Trustee as holder of the REMIC I Regular Interests and Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Group 2 Mortgage Loan, such Group 2 Mortgage Loan shall (except for purposes of Section 9.1) be considered to be


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a Mortgage Loan held in the Trust Fund until such time as the related REO
Property shall be sold by the Trust Fund and the Scheduled Principal Amount of each REO Mortgage Loan shall be reduced by any Net REO Proceeds allocated to principal. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an outstanding Mortgage Loan:

                  (i) it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Note shall have been discharged, such Note and, for purposes of determining the Scheduled Principal Amount thereof, the related amortization schedule in effect at the time of any such acquisition of title, remain in effect; and

                  (ii) Net REO Proceeds received in any month shall be applied to amounts that would have been payable under the related Note in accordance with the terms of such Note. In the absence of such terms, Net REO Proceeds shall be deemed to have been received first in payment of the accrued interest that remained unpaid on the date that the related REO Property was acquired by the Trust Fund; second in respect of the delinquent principal installments that remained unpaid on such date; and thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Note and such amortization schedule. If such Net REO Proceeds exceed the Monthly Payment then payable, the excess shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

                  (c) Notwithstanding any provision to the contrary, neither the Group 2 Special Servicer nor the NOM Special Servicer shall acquire for the benefit of the Trust Fund any personal property pursuant to this Section 3.12 unless either:

                  (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by such Special Servicer for the benefit of the Trust Fund; or

                  (ii) such Special Servicer shall have requested and received an Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that the holding of such personal property by REMIC I will not cause the imposition of a tax on


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

                           REMIC I, REMIC II or REMIC III under the REMIC Provisions or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (d) Notwithstanding any provision to the contrary in this Agreement, neither the Group 2 Special Servicer nor the NOM Special Servicer shall, on behalf of the Trust Fund, obtain title to any direct or indirect partnership interest or other equity interest in any Borrower pledged pursuant to any pledge agreement unless such Special Servicer shall have requested and received an Opinion of Counsel (which opinion shall be an expense of the Trust
Fund) to the effect that the holding of such partnership or other equity interest by the Trust Fund will not cause the imposition of a tax on REMIC I, REMIC II or REMIC III under the REMIC Provisions or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (e) Notwithstanding any provision to the contrary contained in this Agreement, neither the Group 2 Special Servicer nor the NOM Special Servicer shall, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise obtain title to any direct or indirect partnership interest or other equity interest in any Borrower pledged pursuant to a pledge agreement and thereby be the beneficial owner of a Mortgaged Property, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless such Special Servicer has previously determined in accordance with the Servicing Standard, based on an updated environmental assessment report prepared by an Independent Person who regularly conducts environmental audits, that:

                           (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, and

                           (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous


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

         Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such Hazardous Materials are present for which such action could be required, after consultation with an environmental consultant, it would be in the best economic interest of the Trust Fund to take such actions with respect to such Mortgaged Property.

                  In the event that the environmental assessment first obtained or updated by such Special Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable environmental laws or that Hazardous Materials may be present but does not definitively establish such fact, such Special Servicer shall cause such further environmental tests as such Special Servicer shall deem prudent to protect the interests of Certificateholders to be conducted by an Independent Person who regularly conducts such tests. Any such tests shall be deemed part of the environmental assessment obtained by such Special Servicer for purposes of this Section 3.12.

                  (f) The environmental assessment contemplated by Section 3.12(e) shall be prepared by any Independent Person who regularly conducts environmental audits for purchasers of commercial properties located in the same general area as the Mortgaged Property with respect to which the Group 2 Special Servicer or the NOM Special Servicer, as applicable, is ordering such environmental assessment, as determined by such Special Servicer in a manner consistent with the Group 2 Servicing Standard. The Master Servicer shall at the direction of such Special Servicer advance the cost of preparation of such environmental assessments unless the Master Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. The applicable Special Servicer shall in no event be in default hereunder by reason of any failure to perform its duties because the Master Servicer fails to make any such Advance. The Master Servicer shall be entitled to reimbursement of Advances (with interest at the Reimbursement Rate) made pursuant to the preceding sentence to the extent permitted pursuant to Section 3.7.

                  (g) If the Group 2 Special Servicer or NOM Special Servicer, as applicable, determines pursuant to Section 3.12(e)(A) that a Mortgaged Property is not in compliance with applicable environmental laws but that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property into compliance therewith, or if such Special Servicer determines pursuant to Section 3.12(e)(B) that the circumstances referred to therein relating to Hazardous Materials are present but that it is in the best economic interest of the Trust Fund to take such action with respect to the containment, clean-up or remediation of


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Hazardous Materials affecting such Mortgaged Property as is required by law or regulation, such Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (with due consideration to the avoidance of "mortgagee-in-possession," "owner" or "operator" status, as set forth in Section 3.12(e)), but only if the Trustee has mailed notice to the Holders of the Regular Certificates of such proposed action, which notice shall be prepared by the Special Servicer, and only if the Trustee does not receive, within 30 days of such notification, instructions from the Holders of a majority of the aggregate Voting Rights of such Classes directing the applicable Special Servicer not to take such action. None of the Trustee, the Master Servicer or the applicable Special Servicer shall be obligated to take any action or not take any action pursuant to this Section 3.12(g) at the direction of the Certificateholders unless the Certificateholders agree to indemnify the Trustee, the Master Servicer and the applicable Special Servicer with respect to such action or inaction. None of the Group 2 Special Servicer, the NOM Special Servicer, the Master Servicer, the Trustee or the Fiscal Agent shall be required to advance the cost of any such compliance, containment, clean-up or remediation and such expense shall be an expense of the Trust Fund payable out of the Collection Account.

                  (h) The Group 2 Special Servicer or NOM Special Servicer, as applicable, shall report to the IRS and to the related Borrower, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed. Such Special Servicer shall deliver a copy of any such report to the Trustee.

                  (i) The costs of any Updated Appraisal obtained pursuant to this Section 3.12 shall be paid by the Master Servicer as an Advance and shall be reimbursable (with interest thereon at the Reimbursement Rate) from the Collection Account pursuant to Section 3.7.

                  SECTION 3.13.         Trustee to Cooperate; Release of
                                        Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee and the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.6(a) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. No expenses incurred in connection with any


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

instrument of satisfaction or deed of reconveyance shall be chargeable to the Trust Fund.

                  From time to time upon request of the Master Servicer or the applicable Special Servicer, and delivery to the Trustee and the Custodian of a Request for Release, the Trustee shall promptly cause the Custodian to release the Mortgage File (or any portion thereof) designated in such Request for Release to the Master Servicer or the Special Servicer, as applicable. Upon receipt of (a) such Mortgage File (or portion thereof) by the Custodian from the Master Servicer or such Special Servicer, as applicable, or (b) in the event of a liquidation or conversion of the related Mortgage Loan into an REO Property, a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or Distribution Account have been so deposited, or that such Mortgage Loan has become an REO Property, the Custodian shall return the Request for Release to the Master Servicer or such Special Servicer, as applicable.

                  Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the applicable Special Servicer any court pleadings, requests for trustee's sale or other documents prepared by such Special Servicer, its agents or attorneys, necessary to the foreclosure or trustee's sale in respect of the Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the related Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by such Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the related Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.14.         Servicing Compensation.

                  (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to the Servicing Fee, which shall be payable solely from receipts on the related Mortgage Loans, and may be withheld from payments on account of interest prior to deposit in the Collection Account, or may be withdrawn from amounts on deposit in the Collection Account as set forth in
Section 3.7(iii). In addition, the Master Servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related Notes and Mortgages, any late payment charges, late fees, Default Interest, NSF check charges


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

(including with respect to Specially Serviced Mortgage Loans), demand fees, Assumption Fees, loan modification fees, extension fees, loan service transaction fees, beneficiary statement charges, or similar items (but not including any Prepayment Premiums), in each case to the extent received, with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan or REO Mortgage Loan and not required to be deposited or retained in the Collection Account pursuant to Section 3.6. The Master Servicer shall also be entitled pursuant to, and to the extent provided in, Section 3.9(b) to withdraw from the Collection Account and to receive from the Reserve Accounts (to the extent not required to be paid to the related Borrower pursuant to the related Mortgage Loan Documents or applicable law) any interest or other income earned on deposits therein.

                  (b) The Master Servicer's rights to the portion of the Servicing Fee equal to the Retained Servicing Interest may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement. Any or all of the Master Servicer's rights, title and interest to the Transferable Servicing Interest (subject to the rights of the Trustee to reduce such Transferable Servicing Interest as provided in the definition thereof) may be retained by Midland Loan Services, L.P. or transferred to any third party at any time and Midland Loan Services, L.P. or such third party, as applicable, shall be entitled to receive payment thereof from the Master Servicer to the extent and at such times as the Master Servicer is entitled to receive payment of the Servicing Fee under this Agreement.

                  Except as otherwise provided herein, the Master Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and the Trustee shall pay all expenses incurred by it in connection with its activities hereunder. In addition, the Mortgage Loan Seller shall be obligated to pay the ongoing surveillance fees of the Rating Agencies with respect to maintaining the ratings on the Certificates.

                  (c) As compensation for its activities hereunder, each Special Servicer shall be entitled to the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan for which it acts as Special Servicer, which shall be payable from any amounts on deposit in the Collection Account as set forth in Section 3.7(iii). Each Special Servicers' rights to the Special Servicing Fees and the Group 2 Special Servicer's rights to its Special Reporting and Inspection Fee may not be transferred in whole or in part except in connection with the transfer of all of such Special Servicer's responsibilities and obligations under this Agreement. Each Special Servicer shall also be entitled pursuant to, and to the extent provided in, Section 3.9(b) to withdraw from


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

any REO Account maintained thereby any interest or other income earned on deposits therein.

                  In addition, each Special Servicer shall be entitled to receive, as additional Servicing Compensation, to the extent permitted by applicable law and the related Notes and Mortgages, any late payment charges, late fees, demand fees, Default Interest, Assumption Fees, loan modification fees, extension fees, loan service transaction fees, beneficiary statement charges, or similar items (but not including any Prepayment Premiums), in each case to the extent received with respect to any Specially Serviced Mortgage Loan specially serviced by it and not required to be deposited or retained in the Collection Account pursuant to Section 3.5.

         Furthermore, the Group 2 Special Servicer and the NOM Special Servicer shall be entitled to receive, as additional Servicing Compensation, a Principal Recovery Fee (the "Principal Recovery Fee") equal to the product of 0.25% and all amounts received while any applicable Group 2 Mortgage Loan was a Specially Serviced Mortgage Loan specially serviced by it and allocable as a recovery of principal.

                  Except as otherwise provided herein, the Special Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

                  (d) The Master Servicer, the Special Servicers and the Trustee shall be entitled to reimbursement from the Trust Fund for the cost and expenses specifically set forth herein as reimbursable by the Trust Fund and for the unanticipated costs and expenses incurred by them in the performance of their duties under this Agreement which are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such expenses shall include, by way of example and not by way of limitation, environmental assessments, appraisals in connection with foreclosure, the fees and expenses of any administrative or judicial proceeding and expenses expressly identified as reimbursable in Section 3.7(v).

                  (e) No provision of this Agreement or of the Certificates shall require the Master Servicer, a Special Servicer, the Trustee or the Fiscal Agent to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder or thereunder, or in the exercise of any of their rights or powers, if, in the good faith business judgment of the Master Servicer, the applicable Special Servicer, Trustee or the Fiscal Agent, as the case may be, repayment of such funds would not be ultimately recoverable from late payments, Insurance Proceeds, Condemnation Proceeds, Net Liquidation Proceeds and other


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collections on or in respect of the Mortgage Loans, or from adequate indemnity from other assets comprising the Trust Fund against such risk or liability.

                  If the Master Servicer, any Special Servicer or the Trustee receives a request or inquiry from a Borrower, any Certificateholder or any other Person the response to which would, in the Master Servicer's, such Special Servicer's or the Trustee's good faith business judgment, require the assistance of Independent legal counsel or other consultant to the Master Servicer, any Special Servicer or the Trustee, the cost of which would not be an expense of the Trust Fund hereunder, then the Master Servicer, any Special Servicer or the Trustee, as the case may be, shall not be required to take any action in response to such request or inquiry unless such Borrower or such Certificateholder or such other Person, as applicable, makes arrangements for the payment of the Master Servicer's, any Special Servicer's or the Trustee's expenses associated with such counsel or other consultant (including, without limitation, posting an advance payment for such expenses) satisfactory to the Master Servicer, any Special Servicer or the Trustee, as the case may be, in its sole discretion. Unless such arrangements have been made, the Master Servicer, any Special Servicer or the Trustee, as the case may be, shall have no liability to any Person for the failure to respond to such request or inquiry.

                  SECTION 3.15. Reports to the Trustee; Collection Account Statements.

                  (a) The Master Servicer shall deliver to the Paying Agent, with a copy to the Trustee, the Group 2 Special Servicer, the Fiscal Agent and each Rating Agency, no later than the third Business Day following each Determination Date, (i) the Master Servicer Remittance Report with respect to such Determination Date (which shall include, without limitation, the amount of the Available Distribution Amount for the related Distribution Date) and (ii) a written statement of required P&I Advances for the related Determination Date together with the certificate and documentation required by the definition of Nonrecoverable Advance related to any determination that any such P&I Advance would constitute a Nonrecoverable Advance made as of such Determination Date.

                  (b) For so long as the Master Servicer makes deposits into and withdrawals from the Collection Account, not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on the last Business Day of the related Collection Period showing the aggregate amount of deposits into and withdrawals from the Collection


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

Account for each category of deposit specified in Section 3.6 and each category of withdrawal specified in Section 3.7 for such Collection Period.

                  (c) The Trustee shall be entitled to rely conclusively on and shall not be responsible for the content or accuracy of any information provided to it by the Master Servicer or a Special Servicer pursuant to this Agreement.

                  SECTION 3.16.         Annual Statement as to Compliance.

                  The Master Servicer and each Special Servicer shall deliver to the Trustee, the Rating Agencies and to the Depositor on or before March 31 of each year, beginning with March 31, 1999, an Officer's Certificate stating, as to each signatory thereof, (i) that a review of the activities of the Master Servicer or such Special Servicer, as applicable, during the preceding calendar year (or such shorter period from the Closing Date to the end of the related calendar year) and of its performance under this Agreement has been made under such officer's supervision, (ii) that, to the best of such officer's knowledge, based on such review, it has fulfilled all of its obligations under this Agreement throughout such year (or such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer, the nature and status thereof and what action it proposes to take with respect thereto, (iii) that, to the best of such officer's knowledge, each sub-servicer has fulfilled its obligations under its sub-servicing agreement in all material respects, or, if there has been a material default in the fulfillment of such obligations, specifying each such default known to such officer and the nature and status thereof, and (iv) whether it has received any notice regarding qualification, or challenging the status, of REMIC I, REMIC II or REMIC III as a REMIC from the IRS or any other governmental agency or body.

                  SECTION 3.17. Annual Independent Public Accountants' Servicing Report.

                  On or before March 31 of each year, beginning with March 31, 1999 the Master Servicer and each Special Servicer at its expense shall cause a nationally recognized firm of Independent public accountants (who may also render other services to the Master Servicer or such Special Servicer, as applicable) to furnish to the Trustee, the Depositor and each Rating Agency a statement to the effect that such firm has examined certain documents and records, relating to the servicing of mortgage loans substantially similar to the Mortgage Loans by the Master Servicer or such Special Servicer, as the case may be, and that such firm is of the opinion that, on the basis of such examination conducted substantially in compliance with the Uniform


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

Single Attestation Program for Mortgage Bankers, such servicing during such period has been conducted in compliance with agreements substantially similar to this Agreement, except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report.

                  SECTION 3.18.         Access to Certain Documentation.

                  (a) The Master Servicer and each Special Servicer shall provide to any Certificateholders that are federally insured financial institutions, the Federal Reserve Board, the FDIC and the OTS and the supervisory agents and examiners of such boards and such corporations, and any other governmental or regulatory body to the jurisdiction of which any Certificateholder is subject, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Federal Reserve Board, FDIC, OTS or any such governmental or regulatory body, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or the applicable Special Servicer, as applicable.

                  (b) Nothing in this Section 3.18 shall detract from the obligation of the Master Servicer or a Special Servicer to observe any applicable law or any provisions of the Mortgage Loan Documents prohibiting disclosure of information with respect to the Borrowers or the Mortgage Loans, and the failure of the Master Servicer or a Special Servicer, as applicable, to provide access as provided in this Section 3.18 as a result of such obligation shall not constitute a breach of this Section 3.18.

                  SECTION 3.19. Title and Management of REO Properties related to the Group 2 Mortgage Loans.

                  (a) In the event that title to any Mortgaged Property related to the Group 2 Mortgage Loans is acquired for the benefit of Certificateholders in foreclosure or by deed in lieu of foreclosure or otherwise, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee (which shall not include the Master Servicer, the Group 2 Special Servicer or NOM Special Servicer), or a separate trustee or co-trustee, on behalf of the Trust Fund. The applicable Special Servicer shall maintain accurate records with respect to each related REO Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on such REO Property and the status of insurance premiums payable with respect thereto. The applicable Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property by the end of the third year following the year of


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

acquisition of such REO Property for purposes of Section 860G(a)(8) of the Code, unless (i) such Special Servicer, on behalf of REMIC I, has applied for and received an extension of such three-year period pursuant to Sections 856(e)(3) and 860G(a)(8)(A) of the Code, in which case such Special Servicer shall sell such REO Property within the applicable extension period or (ii) such Special Servicer seeks and subsequently receives an Opinion of Counsel (which opinion shall be an expense of the Trust Fund payable out of the Collection Account), addressed to such Special Servicer and the Trustee, to the effect that the holding by the Trust Fund of such REO Property for an additional specified period will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that any Certificate is outstanding, in which case such Special Servicer shall sell such REO Property within such three-year period as extended by such additional specified period subject to any conditions set forth in such Opinion of Counsel. The applicable Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property held by the Trust Fund prior to the last day of the period (taking into account extensions) within which such REO Property is required to be disposed of pursuant to the provisions of the immediately preceding sentence in a manner provided under Section 3.20. The applicable Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a)) of the Code or, except as contemplated by Section 3.19(d), result in the receipt by REMIC I of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or in an Adverse REMIC Event in respect of any of the REMICs.

                  (b) The Group 2 Special Servicer or NOM Special Servicer, as the case may be, shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with Group 2 Servicing Standard, all on such terms and for such period as such Special Servicer deems to be in the best interests of Certificateholders, and, in connection therewith, the applicable Special Servicer shall agree to the payment of management fees that are consistent with general market standards. The Group 2 Special Servicer and the NOM Special Servicer shall each segregate and hold all revenues received by it with respect to any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Property a segregated custodial account (each, an "REO Account"), each of which shall be an Eligible Account and


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

shall be entitled "LaSalle National Bank, as Trustee, in trust for Holders of Commercial Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1997-ML1, REO Account." The applicable Special Servicer shall be entitled to any interest or investment income earned on funds deposited in an REO Account to the extent provided in Section 3.9(b). The applicable Special Servicer shall deposit or cause to be deposited in the related REO Account within one Business Day after receipt all REO Proceeds received by it with respect to any REO Property (other than Liquidation Proceeds and Insurance Proceeds that are to be deposited in the Collection Account), and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property, including:

                  (i) all insurance premiums and ground rents, if any, due and payable in respect of such REO Property;

                  (ii) all real estate taxes and assessments in respect of such REO Property and such other Mortgaged Properties that may result in the imposition of a lien thereon; and

                  (iii) all costs and expenses reasonable and necessary to protect, maintain, manage, operate, repair and restore such REO Property and such other Mortgaged Properties, including any property management fees.

                  To the extent that such REO Proceeds are insufficient for the purposes set forth in clauses (i) through (iii) above, the Master Servicer shall make an Advance equal to the amount of such shortfall unless the Master Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement of such Advances (with interest at the Reimbursement Rate) made pursuant to the preceding sentence, to the extent permitted pursuant to Section 3.7. The applicable Special Servicer shall remit to the Master Servicer from each REO Account maintained by it for deposit in the Collection Account on a monthly basis prior to the related Remittance Date the Net REO Proceeds received or collected from the related REO Property, except that in determining the amount of such Net REO Proceeds, such Special Servicer may retain in such REO Account reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses.

                  Notwithstanding the foregoing, no Special Servicer shall (unless permitted pursuant to subsection (c) below):



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

                  (i) permit the Trust Fund to enter into, renew or extend any New Lease if the New Lease, by its terms, will give rise to any income that does not constitute Rents from Real Property;

                  (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                  (iii) authorize or permit any construction on any REO Property, other than the repair or maintenance thereof or the completion of a building or other improvement thereon, and then only if more than 10% of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

                  (iv) Directly Operate or perform any construction work on, or allow any Person (other than an Independent Contractor) to Directly Operate or perform any construction work on, any REO Property on, any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the such Special Servicer has requested and received an Opinion of Counsel addressed to such Special Servicer and the Trustee (which opinion shall be an expense of the Trust Fund) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that it is held by the Trust Fund, in which case such Special Servicer may take such actions as are specified in such Opinion of Counsel.

                  The Group 2 Special Servicer or the NOM Special Servicer, as applicable, shall be required to contract with an Independent Contractor for the operation and management of any REO Property related to a Group 2 Mortgage Loan within 90 days of the Trust Fund's acquisition thereof (unless such Special Servicer shall have provided the Trustee with an Opinion of Counsel that the operation and management of such REO Property other than through an Independent Contractor shall not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8)) (which opinion shall be an expense of the Trust Fund), provided that:



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                  (i)      the terms and conditions of any such contract shall
                           be reasonable and customary for the area and type of property and shall not be inconsistent herewith;

                  (iv) the terms and conditions of any such contract shall reflect an agreement reached at arm's length and shall be consistent with the provisions of Treasury Regulation section 1.856- 4(b)(5);

                  (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the applicable Special Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor but only to the extent consistent with Section 856 of the Code and Treasury Regulation 1.856-4(b)(5);

                  (iii) none of the provisions of this Section 3.19(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the applicable Special Servicer of any of its duties and obligations to the Trust Fund or the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

                  (iv) the applicable Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

                  The Group 2 Special Servicer and the NOM Special Servicer shall each be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

                  (c) When and as necessary, the applicable Special Servicer shall send to the Trustee a statement prepared by the Special Servicer setting forth the


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amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting Rents from Real Property in respect of, any REO Property in accordance with Section 3.19(b).

                  (d) Prior to the acquisition of title to any Mortgaged Property securing a defaulted Mortgage Loan, the applicable Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If such Special Servicer determines from such review that:

                           (i) None of the income from Directly Operating such
                  Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by such Special Servicer as REO Property;

                           (ii) Directly Operating such Mortgaged Property as
                  an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the such Special Servicer may (provided, that in the good faith and reasonable judgment of such Special Servicer, it is commercially reasonable) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

                           (iii) It is reasonable to believe that Directly
                  Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property, such Special Servicer shall make a determination, based on its analysis of estimates of the income to be derived from the REO Property and the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income either to (A) implement such

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                  Special Servicer's plan with respect to the disposition of such Mortgaged Property (after acquiring such Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. Such Special Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the good faith and reasonable judgment of such Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially feasible) the net after-tax REO Revenues received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective Mortgaged Property. Such Special Servicer may consult with counsel at the expense of the Trust Fund in connection with determinations required under this Section 3.19(d). Such Special Servicer shall not be liable to the Certificateholders, the Trust Fund, or any of the other parties hereto for errors in judgment made in its reasonable business judgment in the exercise of its discretion while performing its responsibilities under this Section 3.19(d).

                  (e) Except as provided in Section 3.19(d), the Special Servicer shall not enter into any lease, contract or other agreement that causes REMIC I to receive, and (unless required to do so under any lease, contract or agreement to which the Special Servicer or the Trust Fund may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to a Mortgage Loan) shall not cause or allow REMIC I to receive any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions.


                  SECTION 3.20. Sale of Specially Serviced Mortgage Loans and REO Properties related to the Group 2 Mortgage Loans.

                  (a) With respect to any Specially Serviced Mortgage Loan that is a Group 2 Mortgage Loan or any REO Property that was related to a Group 2 Mortgage Loan which the Group 2 Special Servicer or the NOM Special Servicer, as the case may be, has determined to sell in accordance with Section 3.12 or otherwise, the applicable Special Servicer shall deliver to the Trustee and, in the case of the NOM

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

Loan or any related REO Property, the Group 2 Special Servicer an Officer's Certificate to the effect that such Special Servicer has determined to sell such Specially Serviced Mortgage Loan or REO Property in accordance with this
Section 3.20. Such Special Servicer may then offer to sell to any Person such Specially Serviced Mortgage Loan or such REO Property but shall, in any event, so offer to sell such REO Property no later than the time determined by such Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in Section 3.19(a). Such Special Servicer shall deliver such Officer's Certificate and give the Trustee and, in the case of the NOM Loan or related REO Property, the Group 2 Special Servicer not less than ten Business Days prior written notice of its intention to sell such Specially Serviced Mortgage Loan or REO Property, in which case such Special Servicer shall accept any offer received from any Person that is determined by such Special Servicer to be a fair price, as determined in accordance with Section 3.20(b), for such Specially Serviced Mortgage Loan or REO Property if the offeror is a Person other than an Interested Person, or is determined to be such a price by the Trustee if the offeror is an Interested Person; provided, however, that the Trustee shall be entitled to engage at the expense of the Trust Fund payable out of the Collection Account, an Independent appraiser to determine whether the offer is a fair price; and provided, further, that any offer by an Interested Person in the amount of the Repurchase Price shall be deemed to be a fair price. Notwithstanding anything to the contrary herein, neither the Trustee in its individual capacity nor any of its Affiliates, may make an offer or purchase any Specially Serviced Mortgage Loan or any REO Property pursuant hereto.

                  In addition, in the event that the applicable Special Servicer receives more than one fair offer with respect to any Specially Serviced Mortgage Loan or REO Property, such Special Servicer may accept an offer that is not the highest fair offer if it determines, in accordance with the Group 2 Servicing Standard, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable). In the event that the applicable Special Servicer determines with respect to any REO Property that the offers being made with respect thereto are not in the best interests of the Certificateholders and that the end of the three-year period referred to in Section 3.19(a) with respect to such REO Property is approaching, the applicable Special Servicer shall seek an extension of such three-year period in the manner described in Section 3.19(a); provided, however, that such Special Servicer shall use its best efforts in accordance with the Group 2 Servicing Standard, to sell any REO Property no later than the day prior to the Determination Date immediately prior to the Rated Final Distribution Date.



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

                  (b) In determining whether any offer received represents a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Group 2 Special Servicer or the NOM Special Servicer, as applicable, or the Trustee may conclusively rely on the opinion of an Independent appraiser or other expert in real estate matters retained by such Special Servicer or the Trustee at the expense of the Trust Fund. In determining whether any offer constitutes a fair price for any Specially Serviced Mortgage Loan or any REO Property, the applicable Special Servicer or the Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, the appraisal obtained pursuant to Section 3.12(a) and, as applicable, among other factors, the period and amount of any delinquency on such Specially Serviced Mortgage Loan, the physical (including environmental) condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to dispose of any REO Property within the time period specified in Section 3.19(a).

                  (c) Subject to the provisions of Section 3.19, the Group 2 Special Servicer or NOM Special Servicer, as applicable, shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Specially Serviced Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, the Master Servicer, the Group 2 Special Servicer, the NOM Special Servicer or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title and condition, so long as the only recourse for breach thereof is to the Trust
Fund), and, if such sale is consummated in accordance with the duties of the applicable Special Servicer, the Master Servicer, the Depositor and the Trustee pursuant to the terms of this Agreement, no such Person who so performed shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by such Special Servicer or the Trustee.

                  (d) Net Liquidation Proceeds related to any such sale shall be promptly, and in any event within one Business Day following receipt thereof, deposited in the Collection Account in accordance with Section 3.6(a)(iv).

                  SECTION 3.21. Inspections and Collection of Financial Statements in Respect of Group 2 Mortgage Loans.

                  (a) The Group 2 Special Servicer shall inspect or cause to be inspected (at its own expense) each Mortgaged Property related to a Group 2 Mortgage Loan at


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such times and in such manner as are consistent with the Servicing Standard, but shall (at its own expense) in any event (i) inspect each Mortgaged Property at least once every 12 months with the first such inspection being completed during or prior to December 1998, unless each of the Rating Agencies has confirmed in writing that a longer period between inspections (which may not exceed 24 months) shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates; and (ii) if any Monthly Payment becomes more than 60 days delinquent (without giving effect to any grace period permitted under the related Note or Mortgage) on any Group 2 Mortgage Loan, inspect each related Mortgaged Property as soon as practicable thereafter.

                  (b) In addition, the Group 2 Special Servicer shall use reasonable efforts to collect and shall summarize, in its customary format, financial statements with respect to the Borrowers and Mortgaged Properties relating to each of the Group 2 Mortgage Loans as provided in the related Loan Documents. Such financial statements and corresponding summaries shall, in each case, be provided to the Trustee within 45 days after receipt of the subject financial statements.

                  SECTION 3.22.         Available Information and Notices.

                  The Master Servicer or any Special Servicer, if applicable, shall promptly give notice to the Trustee, who will copy each Certificateholder, the Group 2 Special Servicer, each Rating Agency, the Depositor, and the Mortgage Loan Seller of (a) any notice from a Borrower or insurance company regarding an upcoming voluntary or involuntary prepayment (including that resulting from a casualty or condemnation) of all or part of the related Mortgage Loan (provided that a request by a Borrower or other party for a quotation of the amount necessary to satisfy all obligations with respect to a Mortgage Loan shall not, in and of itself, be deemed to be such notice); and (b) of any other occurrence known to it with respect to a Mortgage Loan or REO Property that the Master Servicer or the applicable Special Servicer determines, in accordance with the applicable Servicing Standard, would have a material effect on such Mortgage Loan or REO Property, which notice shall include an explanation as to the reason for such material effect (provided that any extension of the term of any Mortgage Loan shall be deemed to have a material effect).

                  None of the Trustee, the Fiscal Agent, the Master Servicer or any Special Servicer shall be responsible for the accuracy or completeness of any information supplied to it by a Borrower or a third party for inclusion in any such notice or in any other report or information furnished or provided by the Master


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

Servicer, such Special Servicer or the Trustee hereunder, and the Master Servicer, the Special Servicers, the Fiscal Agent and the Trustee shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein, including any liability related to the inclusion of such information in any report filed with the Commission.

                  In addition to the other reports and information made available and distributed to the Depositor, the Trustee or the Certificateholders pursuant to other provisions of this Agreement, the Master Servicer and each Special Servicer shall, in accordance with such reasonable rules and procedures as it may adopt (which may include the requirement that an agreement governing the availability, use and disclosure of such information, and which may provide indemnification to the Master Servicer or the Special Servicers as applicable, for any liability or damage that may arise therefrom, be executed to the extent the Master Servicer or any Special Servicer, as applicable, deems such action to be necessary or appropriate), also make available any information relating to the Mortgage Loans, the Mortgaged Properties or the Borrowers for review by the Depositor, the Rating
Agencies, the Trustee, the Certificateholders and any other Persons to whom the Master Servicer or a Special Servicer, as the case may be, believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by any documents related to a Mortgage Loan.

                  The Trustee shall also make available at its offices primarily responsible for administration of the Trust Fund, during normal business hours, for review by the Depositor, the Rating Agencies, any Certificateholder, any Person identified to the Trustee by a Certificateholder as a beneficial owner or prospective transferee of a Certificate or any interest therein and any other Persons to whom the Trustee believes such disclosure is appropriate, the following items: (i) this Agreement, (ii) all monthly statements to Certificateholders delivered since the Closing Date pursuant to Section 4.4, (iii) all annual statements as to compliance delivered to the Trustee and the Depositor pursuant to Section 3.16, (iv) all annual Independent accountants' reports delivered to the Trustee and the Depositor pursuant to Section 3.17, and (v) any reports or information relating to the Mortgage Loans, the Mortgaged Properties or the Borrowers which the Trustee has received from the Master Servicer or the Special Servicers. The Master Servicer or the applicable Special Servicer, as appropriate, shall make available at its offices during normal business hours, for review by the Depositor, the Trustee, the Rating Agencies, any Certificateholder, any Person identified to the Master Servicer or such Special Servicer, as applicable, by a Certificateholder as a beneficial owner or prospective transferee of a Certificate or an interest therein and


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

any other Persons to whom the Master Servicer or such Special Servicer, as applicable, believe such disclosure is appropriate, the following items: (i) the inspection reports prepared by or on behalf of such Special Servicer, as applicable, in connection with the property inspections conducted by the Group 2 Special Servicer, (ii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or a Special Servicer or the Copley Servicer, (iii) any financial statements and summaries thereof collected or prepared by the Group 2 Special Servicer or collected by the Copley Servicer or Group 1 Special Servicer and (iv) any and all Officer's Certificates and other evidence delivered to the Trustee and the Depositor to support the Master Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance, in each case except to the extent doing so is prohibited by applicable laws or by any documents related to a Mortgage Loan. Copies of any and all of the foregoing items shall be available from the Master Servicer, the Special Servicers or the Trustee, as applicable, upon request (subject to the exception in the preceding sentence). The Master Servicer, the Special Servicers and the Trustee shall be permitted to require payment (other than from any Rating Agency) of a sum sufficient to cover the reasonable costs and expenses incurred by it in providing copies of or access to any information requested in accordance with the previous sentence.

                  The Master Servicer shall, at the expense of the Depositor, prepare for filing, execute and properly file with the Commission, any and all reports, statements and information respecting the Trust Fund and/or the Certificates required or specifically provided herein to be filed on behalf of the Trust under the 1934 Act. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to non-action requests to, or requests for other appropriate exemptive relief from, the Commission regarding the usual and customary exemption from certain reporting requirements granted to issuers of securities similar to the Certificates.

                  SECTION 3.23.         Reserve Accounts.

                  The Master Servicer shall administer each Reserve Account in accordance with the related Mortgage Loan Documents. Each Reserve Account shall be an Eligible Account except to the extent precluded by applicable law and the related Mortgage Loan Documents. Any Reserve Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the related Mortgage Loan Documents and Section 3.9.


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

                  SECTION 3.24.         Property Advances.

                  (a) The Master Servicer (or, to the extent provided in Section 3.24(b), the Trustee or the Fiscal Agent) shall make any Property Advances as and to the extent otherwise required pursuant to the terms hereof. The Master Servicer shall not be required to make Property Advances with respect to the Group 1 Mortgage Loan unless the Copley Servicer fails to make an advance pursuant to the Copley Servicing Agreement or a Property Advance that falls within the definition of "Property Advance" under this Agreement.

                  (b) The Master Servicer shall notify the Trustee, the Fiscal Agent and the Rating Agencies in writing promptly upon, and in any event within one Business Day after, becoming aware that it will be financially unable to make any Property Advance required to be made pursuant to the terms hereof, and in connection therewith, shall set forth in such notice the amount of such Property Advance, the Person to whom it should be paid, and the circumstances and purpose of such Property Advance, and shall set forth therein information and instructions for the payment of such Property Advance, and, on the date specified in such notice for the payment of such Property Advance, or, if no such date is specified or such date has already occurred or such date occurs within three Business Days of its receipt of such notice, then within three Business Days following such notice, the Trustee shall pay the amount of such Property Advance in accordance with such information and instructions. If the Trustee fails to make any Property Advance required to be made under this
Section 3.24, the Fiscal Agent shall make such Advance on the same day the Trustee was required to make such Property Advance and, thereby, the Trustee shall not be in default under this Agreement.

                  (c) Notwithstanding anything herein to the contrary, none of the Master Servicer, the Trustee or the Fiscal Agent shall be obligated to make a Property Advance as to any Mortgage Loan or REO Property if the Master Servicer, the Trustee or the Fiscal Agent as applicable, determines that such Property Advance, if made, would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Master Servicer that a Property Advance, if made, would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not a Property Advance previously made is, or a proposed Property Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

                  (d) The Master Servicer, the Trustee and/or the Fiscal Agent, as applicable, shall be entitled to, and the Master Servicer hereby covenants and agrees to


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

promptly seek and effect, the reimbursement of Property Advances to the extent permitted pursuant to Section 3.7(ii) of this Agreement, together with any related Advance Interest Amount in respect of such Property Advances.

                  (e) Any Special Servicer may, but is not required to, make a Property Advance at any time in accordance with the applicable Servicing Standard. To the extent that the Special Servicer makes a Property Advance, the Special Servicer shall notify the Master Servicer regarding such Property Advance and shall be entitled to be reimbursed therefor (with interest thereon at the Reimbursement Rate) pursuant to a schedule mutually agreed upon by the Master Servicer and the Special Servicer (but not less often than once per month), in which event the Master Servicer shall be entitled to be reimbursed for such Property Advance (with interest thereon at the Reimbursement Rate) as provided for hereunder as if the Master Servicer initially made such Property Advance; provided, however, that, in the event that such Property Advance constitutes a Nonrecoverable Advance, the Special Servicer shall be reimbursed for such Property Advance (with interest thereon at the Reimbursement Rate) from amounts on deposit in the Collection Account pursuant to Section 3.7. Notwithstanding Sections 3.6(b)(ii) and 3.7(ii), each Special Servicer shall be entitled to reimbursement for any Property Advances made by it (with interest thereon at the Reimbursement Rate) prior to the reimbursement of the Master Servicer for Property Advances in the event that the Master Servicer fails to reimburse such Special Servicer for such Property Advances and such interest thereon in a timely manner pursuant to the mutually agreed upon schedule provided for by this Section 3.24(e).

                  SECTION 3.25.         Appointment of Special Servicers.

                  CRIIMI MAE Services Limited Partnership, a Maryland limited partnership, is hereby appointed as the initial Group 2 and NOM Special Servicer hereunder. Midland Loan Services, L.P., a Missouri limited partnership, is hereby appointed as the initial Group 1 Special Servicer hereunder.

                  The Group 2 Special Servicer may be removed without cause and a successor Special Servicer appointed by the Holders of the majority of the aggregate Voting Rights of the Controlling Class. The NOM Special Servicer may be removed without cause and a successor Special Servicer appointed by the Holders of a majority of the aggregate Voting Rights of the NOM Controlling Class. The Group 1 Special Servicer may be removed without cause only in accordance with the Copley Servicing Agreement.


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

                  Notwithstanding the foregoing, the removal of a Special Servicer and the appointment of a successor Special Servicer shall not be effective until (i) the successor Special Servicer has assumed in writing all of the responsibilities, duties and liabilities of such removed Special Servicer hereunder pursuant to an agreement satisfactory to the Trustee and
(ii) unless the Group 2 Special Servicer is replacing the NOM Special Servicer, each of the Rating Agencies confirms to the Trustee in writing that such appointment and assumption shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates.

                  SECTION 3.26. Designation of Special Servicers by the Applicable Controlling Class.

                  The Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class and the NOM Controlling Class may at any time and from time to time designate a Person meeting the requirements set forth in Section 3.25 to serve as Group 2 Special Servicer and NOM Special Servicer, respectively, hereunder and to replace any existing Group 2 Special Servicer or NOM Special Servicer, as the case may be, or any Special Servicer that has resigned or otherwise ceased to serve as Group 2 Special Servicer or NOM Special Servicer, as the case may be. Such Holder or Holders may also select a representative (the "Controlling Class Representative") from whom the applicable Special Servicer will seek advice and approval and take direction under certain circumstances, as described herein. Such Holder or Holders shall so designate a Person to so serve by the delivery to the Trustee, the Master Servicer and the applicable existing Special Servicer of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, deliver to the Rating Agencies an executed Notice and Acknowledgement in the form attached hereto as Exhibit I-1. If such Holders have not replaced the applicable Special Servicer within 30 days of such Special Servicer's resignation or the date such Special Servicer has ceased to serve in such capacity the Trustee shall use its reasonable efforts to designate a successor Group 2 Special Servicer or NOM Special Servicer, as the case may be, meeting the requirements set forth in Section
3.25. The designated Person shall become the Group 2 Special Servicer or NOM Special Servicer, as the case may be, on the date that the Trustee shall have received written confirmation from both Rating Agencies that the appointment of such Person will not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates, except that no such Rating Agency confirmation shall be required if the Group 2 Special Servicer is replacing the NOM Special Servicer. The appointment of such designated Person as Group 2 Special Servicer or NOM Special Servicer, as applicable, shall also be subject to receipt by the


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

Trustee of (i) an Acknowledgement of Proposed Special Servicer in the form attached hereto as Exhibit I-2, executed by the designated Person and (ii) an Opinion of Counsel (at the expense of the Person designed to become Group 2 Special Servicer or NOM Special Servicer, as applicable) to the effect that the designation of such Person to serve as such Special Servicer is in compliance with this Section 3.26, that upon the execution and delivery of the Acknowledgment of Proposed Special Servicer the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any existing Group 2 Special Servicer or NOM Special Servicer, as applicable, shall be deemed to have resigned simultaneously with such designated Person's becoming the Group 2 Special Servicer or NOM Special Servicer, as applicable, hereunder; provided, however, that the resigning Group 2 Special Servicer or NOM Special Servicer, as applicable, shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Property Advances or otherwise, and it shall continue to be entitled to the benefits of Section 6.3 notwithstanding any such resignation. Such resigning Group 2 Special Servicer or NOM Special Servicer shall cooperate with the Trustee and the replacement Group 2 Special Servicer or NOM Special Servicer, as the case may be, in effecting the termination of the resigning Group 2 Special Servicer or NOM Special Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the replacement Group 2 Special Servicer or NOM Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Group 2 Special Servicer or NOM Special Servicer to the REO Account or delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties.

                  SECTION 3.27.         The Controlling Class Representatives.

                  Each Controlling Class Representative shall be entitled to advise the related Special Servicer with respect to the following actions of such Special Servicer, and the related Special Servicer will not be permitted to take any of the following actions unless such Controlling Class Representative has approved such action in writing within five Business Days (provided that if such written notice has not been received by the related Special Servicer within five Business Days, then such Controlling Class Representative's approval will be deemed to have been given):

                  (i) any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of properties securing such


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of the Specially Serviced Mortgage Loans for which the related Special Servicer is responsible as come into and continue in default;

                  (ii) any modification of a monetary term of a Mortgage Loan for which the related Special Servicer is responsible other than a modification consisting of the extension of the maturity date of such a Mortgage Loan for one year or less;

                  (iii) any proposed sale of a defaulted Mortgage Loan or REO Property for which the related Special Servicer is responsible (other than in connection with the termination of the Trust Fund);

                  (iv) any determination to bring an REO Property for which the related Special Servicer is responsible into compliance with applicable environmental laws;

                  (v) any acceptance of substitute or additional collateral for a Mortgage Loan for which the related Special Servicer is responsible;

                  (vi) any waiver of a "due-on-sale" or "due-on-encumbrance" clause with respect to a Mortgage Loan for which the related Special Servicer is responsible; and

                  (vii) any acceptance of an assumption agreement releasing a borrower from liability under a Montage Loan for which the related Special Servicer is responsible.

                  In addition, each Controlling Class Representative may direct the related Special Servicer to take, or to refrain from taking, such other actions as such Controlling Class Representative may deem advisable or as to which provision is otherwise made herein; provided that no such direction or approval rights provided in this Section 3.27 may require or cause the related Special Servicer to violate any provision of this Agreement or the REMIC Provisions, including such Special Servicer's obligation to act in accordance with the Servicing Standards or expose the Master Servicer, such Special Servicer, the Trust Fund or the Trustee to liability, or materially expand the scope of such Special Servicer's responsibilities hereunder or cause such Special Servicer to act, or fail to act, in a manner which in the reasonable judgment of such Special Servicer is not in the best interests of the Certificateholders.

                  Each Controlling Class Representative shall have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action,


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in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that neither Controlling Class Representative will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Controlling Class Representatives may have special relationships and interests that conflict with those of holders of some Classes of the Certificates and agrees to take no action against the Controlling Class Representatives, or any of their officers, directors, employees, principals or agents as a result of such special relationship or conflict.

                  SECTION 3.28. Transfer of Servicing Between Master Servicer and Special Servicers; Record Keeping.

                  (a) Upon determining that any Mortgage Loan has become a Specially Serviced Mortgage Loan, the Master Servicer shall immediately give notice thereof, together with a copy of the related Mortgage File, to the applicable Special Servicer and shall use its best efforts to provide such Special Servicer with all information, documents (but excluding the original documents constituting such Mortgage File) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to such Mortgage Loan and reasonably requested by such Special Servicer to enable it to assume its duties hereunder with respect thereto without acting through a sub-servicer. The Master Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the date such Mortgage Loan became a Specially Serviced Mortgage Loan and in any event shall continue to act as Master Servicer and administrator of such Mortgage Loan until the applicable Special Servicer has commenced the servicing of such Mortgage Loan, which shall occur upon the receipt by such Special Servicer of the information, documents and records referred to in the preceding sentence. With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer shall instruct the related Borrower to continue to remit all payments in respect of such Mortgage Loan to the Master Servicer.

                  Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the applicable Special Servicer shall immediately give notice thereof to the Master Servicer and upon giving such notice, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan pursuant to the applicable proviso to the definition of Specially Serviced Mortgage Loan, the applicable Special Servicer's obligation to service such Mortgage Loan shall terminate and the obligations of the Master Servicer to service and administer such Mortgage Loan as a Mortgage


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Loan that is not a Specially Serviced Mortgage Loan shall resume. In addition, if the related Borrower has been instructed, pursuant to the last sentence of the preceding paragraph, to make payments to the applicable Special Servicer, upon such determination, such Special Servicer shall instruct such Borrower to remit all payments in respect of such Mortgage Loan that is no longer a Specially Serviced Mortgage Loan directly to the Master Servicer.

                  (b) In servicing any Specially Serviced Mortgage Loan, the applicable Special Servicer shall provide to the Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (to the extent such documents are in the possession of such Special Servicer) and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower, and applicable Special Servicer shall provide copies of the foregoing to the Master Servicer.

                  (c) Not later than the Business Day preceding each date on which the Master Servicer is required to furnish a report under Section 3.15(a) to the Trustee, the applicable Special Servicer shall deliver to the Master Servicer, to the extent relevant to such report, a written statement describing, on a Mortgage Loan-by-Mortgage Loan basis, the amount of all payments on account of interest received on each Specially Serviced Mortgage Loan during the related Collection Period; the amount of all payments on account of principal, including Principal Prepayments, on each Specially Serviced Mortgage Loan during the related Collection Period; the amount of Insurance Proceeds and Liquidation Proceeds received with respect to each Specially Serviced Mortgage Loan during the related Collection Period; and the amount of net income or net loss for the related Collection Period, as determined for management of a trade or business on, or the furnishing or rendering of a non-customary service to the tenants of, each REO Property that previously secured a Specially Serviced Mortgage Loan, in each case in accordance with Section 3.19(d).

                  (d) Notwithstanding the provisions of the preceding subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and shall provide the applicable Special Servicer with any information in the Master Servicer's possession or reasonably available to it and which is reasonably required by such Special Servicer to perform its duties under this Agreement. The Special Servicer shall provide the Master Servicer with any information in such Special Servicer's possession or reasonably available to it and which is reasonably required by the Master Servicer to perform its duties under this Agreement.




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                  SECTION 3.29.         Additional Servicing Provisions for
                                        Franklin Mills Loan.

                  All amounts collected with respect to the Franklin Mills Loan and the Additional Franklin Mills Note shall be applied (i) in accordance with the applicable Mortgage Loan Documents and the Franklin Mills Intercreditor Agreement, and (ii) to the extent that such documents do not make provision for application of such amounts, shall be applied first to repayment of any Property Advances (with interest thereon at the Reimbursement Rate) or Additional Trust Fund Expenses with respect to the Franklin Mills Trust Note and the Additional Franklin Mills Note and thereafter to the Franklin Mills Trust Note and the Additional Franklin Mills Note based on the Franklin Mills Pro Rata Allocation. All expenses related to the Franklin Mills Loan or the related Mortgaged Property that reduce the amount distributable to the holders of the Franklin Mills Trust Note and the Additional Franklin Mills Note, and all Realized Losses or Additional Trust Fund Expenses with respect to the Franklin Mills Trust Note and the Additional Franklin Mills Note and such Mortgaged Property shall be allocated to reduce the amount distributable with respect to the Franklin Mills Trust Note and the Additional Franklin Mills Note based on the Franklin Mills Pro Rata Allocation.

                  The Master Servicer or the Group 2 Special Servicer, as applicable, shall, in accordance with paragraph 4 of the Franklin Mills Intercreditor Agreement but subject to the Group 2 Servicing Standard and the other terms hereof, exercise the rights of the holder of the Franklin Mills Trust Note on behalf of the Trust Fund and act as sole representative of the holders of the Franklin Mills Trust Note and the Additional Franklin Mills Note in negotiations with the Borrower under the Franklin Mills Loan (subject to the rights of the holder of the Franklin Mills Additional Note to withhold its consent to any modification of the Franklin Mills Loan affecting the principal balance thereof, interest rate thereon, release of the related Mortgaged Property or other collateral therefor or the postponement of the date of payment of any interest or principal thereon). The Master Servicer, on behalf of the Trust Fund, shall use its best efforts, in accordance with the Group 2 Servicing Standard, to enforce the obligations of the Mortgage Loan Seller
(and its successors or assigns as the holders of the Franklin Mills Additional
Note) under the Franklin Mills Intercreditor Agreement.

                  SECTION 3.30. Updated Appraisals with respect to NOM Mortgage Loan.

                  Upon the NOM Mortgage Loan becoming a Specially Serviced Mortgage Loan, the Master Servicer shall within 30 days order an Updated Appraisal.


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Within 30 days following the first anniversary of the NOM Mortgage Loan being a
Specially Serviced Mortgage Loan, the Master Servicer shall order a second Updated Appraisal and within 30 days of each six-month period, so long as the NOM Mortgage Loan remains a Specially Serviced Mortgage Loan, another Updated Appraisal shall be ordered by the Master Servicer.


                                   ARTICLE IV

                      DISTRIBUTIONS TO CERTIFICATEHOLDERS


                  SECTION 4.1. Distributions from the REMIC I Distribution Account.

         On each Distribution Date, the Trustee shall withdraw from the REMIC I Distribution Account, (a) the amount required to pay itself the Trustee Fee and
(b) an aggregate amount equal to the Available Distribution Amount and shall distribute the amount described in this clause (b) to the REMIC II Distribution Account in the following order of priority satisfying in full, to the extent required and possible, each priority before making any distribution with respect to any succeeding priority:

                  (i) from the portion of the Available Distribution Amount attributable to interest collected or deemed collected or advanced on or with respect to each Mortgage Loan, Separate Loan Advance, or REO Property, Distributable Certificate Interest to each corresponding REMIC I Interest for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (ii) from the portion of the Available Distribution Amount attributable to principal collected or deemed collected or advanced on or with respect to each Mortgage Loan, Separate Loan Advance or REO Property, principal to the corresponding REMIC I Interest, until the Certificate Balance thereof is reduced to zero;

                  (iii) any remaining funds, to reimburse any Realized Losses and Additional Trust Fund Expenses previously allocated first, to the REMIC I Interest related to the Mortgage Loan, Separate Loan Advance or REO Property from which such funds are derived and then to the other REMIC I


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         Interests (pro rata in proportion to any Realized Losses previously allocated thereto and not reimbursed); and

                  (iv) thereafter, to the Class R-I Certificateholders.

         SECTION 4.2. Distributions from the REMIC II Distribution Account.

                  (a) On each Distribution Date (other than a Distribution Date on which the condition set forth in Section 4.2 (c) or (d) has been met), the Trustee shall withdraw from the REMIC II Distribution Account an amount equal to the Group 1 Available Distribution Amount and shall distribute such amount to the REMIC III Distribution Account as follows:

                           (i) to pay Distributable Certificate Interest for such Distribution Date on the Class A-4-II Interest;

                           (ii) to pay amounts remaining unpaid from prior Distribution Dates in respect of Distributable Certificate Interest on the Class A-4- II Interest, and in the event that the Group 2 Available Distribution Amount is not sufficient to pay the amounts specified in Section 4.2(b)(i), to pay any shortfall in such amounts as (i) Distributable Certificate Interest on the Class A-1-II Interest, (ii) Distributable Certificate Interest on the Class A-2-II Interest, (iii) Distributable Certificate Interest on the Class A-3-II Interest, (iv) the Component B-II Fraction of Distributable Certificate Interest on the Class B-II Interest; (v) the Component C-II Fraction of Distributable Certificate Interest on the Class C-II Interest; (vi) the Component D-II Fraction of Distributable Certificate Interest on the Class D-II Interest; (vii) the Component E-II Fraction of Distributable Certificate Interest on the Class E-II Interest; (viii) the Component F-1-II, Component F-2-II, and Component G-II Fractions of Distributable Certificate Interest on the Class F-II-1, Class F-II-2, and Class G-II Interests on such Distribution Date;

                  (iii) to distributions of principal to the Class A-4-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class A-4-II Interest and the Group 1 Principal Distribution Amount for such Distribution Date; and

                           (iv) any remaining amounts to the REMIC II
         Distribution Account.



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

                  (b) On each Distribution Date (other than a Distribution Date on which the condition set forth in Section 4.2 (c) or (d) has been met), the Trustee shall withdraw from the REMIC II Distribution Account an amount equal to the Group 2 Available Distribution Amount and shall distribute such amount to the REMIC III Distribution Account as follows:

                           (i) to pay in respect of such Distribution Date (i) Distributable Certificate Interest on the Class A-1-II Interest, (ii) Distributable Certificate Interest on the Class A-2-II Interest; (iii) Distributable Certificate Interest on the Class A-3-II Interest, (iv) the Component B-II Fraction of Distributable Certificate Interest on the Class B-II Interest; (v) the Component C-II Fraction of Distributable Certificate Interest on the Class C-II Interest; (vi) the Component D-II Fraction of Distributable Certificate Interest on the Class D-II Interest; (vii) the Component E-II Fraction of Distributable Certificate Interest on the Class E-II Interest; (viii) the Component F-1-II, Component F-2-II and Component G-II Fractions of Distributable Certificate Interest on the Class F-I-II, F-2-II and G-II Interests and (ix) in the event that the Group 1 Available Distribution Amount is not sufficient to pay Distributable Certificate Interest on the Class A-4-II Interest, any shortfall in such amount;

                           (ii) to pay amounts remaining unpaid from prior Distribution Dates in respect of (i) Distributable Certificate Interest on the Class A-1-II Interest, (ii) Distributable Certificate Interest on the Class A-2-II Interest; (iii) Distributable Certificate Interest on the Class A-3-II Interest, (iv) the Component B-II Fraction of Distributable Certificate Interest on the Class B-II Interest; (v) the Component C-II Fraction of Distributable Certificate Interest on the Class C-II Interest; (vi) the Component D-II Fraction of Distributable Certificate Interest on the Class D-II Interest;
         (vii) the Component E-II Fraction of Distributable Certificate Interest on the Class E-II Interest;and (viii) the Component F-1-II, Component F-2-II and Component G-II Fractions of Distributable Certificate Interest on the Class F-I-II, F-2-II and G-II Interests;

                           (iii) to distributions of principal to the Class
A-1-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class A-1-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date;

                           (iv) to distributions of principal to the Class A-2-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of


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

         the Class A-2-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1-II Interest;

                           (v) to distributions of principal to the Class A-3-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class A-3-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1-II and Class A-2-II Interests;

                           (vi) to distributions to the Class A-1-II, Class A-2-II and Class A-3-II Interests, to reimburse the amount of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Classes of REMIC II Interests for which no reimbursement has previously been distributed, pro rata in proportion to such loss and expense allocations;

                           (vii) if the Certificate Balance of the Class A-4-II Interest is greater than zero (after application of the Group 1 Available Distribution Amount on such Distribution Date), to distributions to the Class A-4-II Interests equal to the lesser of the then outstanding Certificate Balance of the Class A-4-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1-II, Class A-2-II and Class A-3-II Interests;

                           (viii) to pay first, the Class B-II Fraction of Distributable Certificate Interest on the Class B-II Interest for such Distribution Date and second, any portion of such Class B-II Fraction of Distributable Certificate Interest on the Class B-II Interest remaining unpaid from prior Distribution Dates,

                           (ix) after the Certificate Balances of the Class A-1-II, Class A-2-II, Class A-3-II and Class A-4-II Interests have been reduced to zero, to distributions of principal to the Class B-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class B-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1-II, Class A-2-II, Class A-3-II and Class A-4-II Interests;




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

                           (x) to distributions to the Class B-II Interest to reimburse the amount of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of REMIC II Interests for which no reimbursement has previously been distributed;

                           (xi) to pay first, the Class C-II Fraction of Distributable Certificate Interest on the Class C-II Interest for such Distribution Date and second, any portion of such Class C-II Fraction of Distributable Certificate Interest on the Class C-II Interest remaining unpaid from prior Distribution Dates;

                           (xii) after the Certificate Balances of the Class A-1-II, Class A-2-II, Class A-3-II, Class A-4-II and Class B-II Interests have been reduced to zero, to distributions of principal to the Class C-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class C-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed pursuant to clauses (i) through (xi);

                           (xiii) to distributions to the Class C-II Interest to reimburse the amount of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of REMIC II Interests for which no reimbursement has previously been distributed;

                           (xiv) to pay first, the Class D-II Fraction of Distributable Certificate Interest on the Class D-II Interest for such Distribution Date and second, any portion of such Class D-II Fraction of Distributable Certificate Interest on the Class D-II Interest remaining unpaid from prior Distribution Dates;

                           (xv) after the Certificate Balances of the Class A-1-II, Class A-2-II, Class A-3-II, Class A-4-II, Class B-II and Class C-II Interests have been reduced to zero, to distributions of principal to the Class D-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class D-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed pursuant to clauses (i) through (xiv);

                           (xvi) to distributions to the Class D-II Interest to reimburse the amount of Realized Losses and Additional Trust Fund Expenses, if any,


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

         previously allocated to such Class of REMIC II Interests for which no reimbursement has previously been distributed;

                           (xvii) to pay first, the Class E-II Fraction of Distributable Certificate Interest on the Class E-II Interest for such Distribution Date and second, any portion of such Class E-II Fraction of Distributable Certificate Interest on the Class E-II Interest remaining unpaid from prior Distribution Dates;

                           (xviii) after the Certificate Balances of the Class A-1-II, Class A-2-II, Class A-3-II, Class A-4-II, Class B-II, Class C-II and Class D-II Interests have been reduced to zero, to distributions of principal to the Class E-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class E-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed pursuant to clauses (i) through (xvii);

                           (xix) to distributions to the Class E-II Interest to reimburse Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of REMIC II Interests for which no reimbursement has previously been distributed;

                           (xx) to pay first, the Class F-1-II Fraction of Distributable Certificate Interest on the Class F-1-II Interest for such Distribution Date and second, any portion of such Class F-1-II Fraction of Distributable Certificate Interest on the Class F-1-II Interest remaining unpaid from prior Distribution Dates, reduced, in either case, by any Realized Losses (and any Additional Trust Fund Expenses) allocated to reduce such unpaid Distributable Certificate Interest as otherwise provided herein and provided, that if and to the extent that interest on the NOM Loan has neither been paid nor advanced (a "NOM Interest Shortfall") for the related Collection Period and any previous Collection Period, the Class F-1-II Fraction of Distributable Certificate Interest and overdue Distributable Certificate Interest on the Class F-1-II Interest shall not be paid currently to the extent of the NOM Interest Shortfall and overdue Distributable Certificate Interest payable on the next succeeding Distribution Date shall be increased to the extent that such Distributable Certificate Interest is so deferred;

                           (xxi) after the Certificate Balances of the Class A-1-II, Class A-2-II, Class A-3-II, Class A-4-II, Class B-II, Class C-II, Class D-II and Class


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

         E-II Interests have been reduced to zero, to distributions of principal to the Class F-1-II Interest in an amount equal to the lesser of the Net Cumulative NOM Principal Collections and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed pursuant to clauses (i) through (xx) (but in no event more than the then outstanding Certificate Balance of the Class F-I-II Interest reduced by any Realized Losses and Additional Trust Fund Expenses with respect to the NOM Mortgage Loan allocated to the Class F-1-II Interests on such Distribution Date);

                           (xxii) to pay first, the Class F-2-II Fraction of Distributable Certificate Interest on the Class F-2-II Interest for such Distribution Date and second, any portion of such Class F-2-II Fraction of Distributable Certificate Interest on the Class F-2-II Interest remaining unpaid from prior Distribution Dates;

                           (xxiii) after the Certificate Balances of the Class A-1-II, Class A-2-II, Class A-3-II, Class A-4-II, Class B-II, Class C-II, Class D-II and Class E-II Interests have been reduced to zero, to distributions of principal to the Class F-2-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class F-2-II Interest and the Group 2 Principal Distribution Amount for such Distribution Date, less any portion thereof distributed pursuant to clauses (i) through (xxii);

                           (xxiv) to distributions to the Class F-II-2 Interest to reimburse the amount of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of REMIC II Interests for which no reimbursement has previously been distributed;

                           (xxv) to pay first, the Class G-II Fraction of Distributable Certificate Interest on the Class G-II Interest for such Distribution Date and second, any portion of such Class G-II Fraction of Distributable Certificate Interest on the Class G-II Interest remaining unpaid from prior Distribution Date;

                           (xxvi) after the Certificate Balances of the Class A-1-II, Class A-2-II, Class A-3-II, Class A-4-II, Class B-II, Class C-II, Class DII, Class E-II and Class F-2-II Interests have been reduced to zero, to distributions of principal to the Class G-II Interest in an amount equal to the lesser of the then outstanding Certificate Balance of the Class G-II Interest and the Group 2

         Principal Distribution Amount for such Distribution Date, less any portion thereof distributed pursuant to clauses (i) through (xxv);

                           (xxvii) to distributions to the Class G-II Interest to reimburse the amount of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of REMIC II Interests for which no reimbursement has previously been distributed;

                           (xxviii) to distributions to the Class F-1-II Interest to reimburse the amount of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of REMIC II Interests for which no reimbursement has previously been distributed;


                           (xxix) any remaining amount to the holders of the Class R-II Certificates.

                  (c) At any time when (i) the Class A-1-II Interests, the Class A-2-II Interests or the Class A-3-II Interests are outstanding, (ii) the amount available to pay the Group 2 Principal Distribution Amount is less than the Group 2 Principal Distribution Amount and (iii) the condition in Section 4.2(d) has not been met, such sum, together with the Group 1 Principal Distribution Amount, shall be applied to the reduction of the Certificate Balances of the outstanding Class A-1-II Interests, the Class A-2-II Interests, Class A-3-II Interests and Class A-4-II Interests on a pro rata basis.

                  (d) If at any time the remaining principal balance of the Mortgage Loans is less than the aggregate Certificate Balance of the outstanding Class A-1-II Interests, the Class A-2-II Interests, Class A-3-II Interests and the Class A-4-II Interests, all amounts in the REMIC II Distribution Account shall be distributed in the following order of priority satisfying in full, to the extent required and possible, each priority before making any distribution with respect to any succeeding priority:

                           (i) to pay pro rata (i) Distributable Certificate Interest on the Class A-1-II Interest, (ii) Distributable Certificate Interest on the Class A-2-II Interest; (iii) Distributable Certificate Interest on the Class A-3-II Interest, (iv) Distributable Certificate Interest on the Class A-4-II Interest; (v) the Component B-II Fraction of Distributable Certificate Interest on the Class B-II Interest; (vi) the Component C-II Fraction of Distributable Certificate Interest on the Class C-II Interest; (vii) the Component D-II Fraction of Distributable


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

         Certificate Interest on the Class D-II Interest; (viii) the Component E-II Fraction of Distributable Certificate Interest on the Class E-II Interest; and (ix) the Component F/G-II Fraction of Distributable Certificate Interest on the Class F/G-II Interest;

                           (ii) to pay pro rata amounts remaining unpaid from prior Distribution Dates in respect of (i) Distributable Certificate Interest on the Class A-1-II Interest, (ii) Distributable Certificate Interest on the Class A-2- II Interest; (iii) Distributable Certificate Interest on the Class A-3-II Interest; (iv) Distributable Certificate Interest on the Class A-4-II Interest; (v) the Component B-II Fraction of Distributable Certificate Interest on the Class B-II Interest; (vi) the Component C-II Fraction of Distributable Certificate Interest on the Class C-II Interest; (vii) the Component D-II Fraction of Distributable Certificate Interest on the Class D-II Interest; (viii) the Component E-II Fraction of Distributable Certificate Interest on the Class E-II Interest; and (ix) the Component F/G-II Fraction of Distributable Certificate Interest on the Class F-1-II, F-2-II, and G-II Interests;

                           (iii) to the Class A-1-II Interests, the Class A-2-II Interests, the Class A-3-II Interests and the Class A-4-II Interests pro rata in reduction of their Certificate Balances.

                  (e) (i) Each Prepayment Premium received in the related Collection Period with respect to the Group 2 Mortgage Loans shall be distributed to the holders of the Class A-1-II, Class A-2-II, Class A-3-II, Class B-II, Class CII, Class D-II, Class E-II, Class F-1-II, Class F-2-II and Class G-II Interests outstanding on such Distribution Date, in the following amounts and order of priority:
                           (A) to each of the Class A-1-II, Class A-2-II, Class A-3- II, Class B-II, Class C-II, Class D-II, Class E-II, Class F-1-II, Class F-2-II and Class G-II Interests, an amount equal to the applicable Prepayment Premium Allocation Amount; and

                           (B) any remaining Prepayment Premiums following the distribution in clause (A) shall be allocated to the Component A-1-II, Component A-2-II, Component A- 3-II, Component B-II, Component C-II, Component D-II, Component E-II, Component F-1-II, Component F-2-II and Component G-II, as the case may be, in proportion to the portion of the Prepayment Premium Allocation Amount


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                                    applicable to the Class A-1-II, Class
                                    A-2-II, Class A-3-II, Class B-II, Class
                                    C-II, Class D-II, Class E-II, Class F-1-II,
                                    Class F-2-II or Class G-II Interest, as the case may be, corresponding to such Component.

                           (f) Any Prepayment Premiums received in the related
Collection Period with respect to the Group 1 Mortgage Loan shall be distributed to the Class A-4-II Interests outstanding on such Distribution Date.

                  SECTION 4.3. Distributions from the REMIC III Distribution Account.

                  (a) On each Distribution Date, the Trustee shall withdraw from the REMIC III Distribution Account all amounts on deposit therein and shall distribute such amounts as follows:

                           (i) to pay to the Class A-1 Certificates an amount equal to the amounts distributed to the Class A-1-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component A-1-II);

                           (ii) to pay to the Class A-2 Certificates an amount equal to the amounts distributed to the Class A-2-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component A-2-II);

                           (iii) to pay to the Class A-3 Certificates an amount equal to the amounts distributed to the Class A-3-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component A-3-II);

                           (iv) to pay to the Class A-4 Certificates an amount equal to the amounts distributed to the Class A-4-II Interests pursuant to Section 4.2;

                           (v) to pay to the Class IO Certificates an amount equal to the amounts distributed in respect of (A) the Component A-I-II, A-2-II and A-3- II Fractions of Distributable Certificate Interest on the Class A-1-II, A-2-II and A-3-II Interests, respectively; (B) the Component B-II Fraction of Distributable Certificate Interest on the Class B-II Interest; (C) the Component C-II Fraction of Distributable Certificate Interest on the Class C-II Interest; (D) the Component D-II Fraction of Distributable Certificate Interest on the Class D-II Interest; (E) the Component E-II Fraction of Distributable Certificate Interest on the Class E-II Interest; and
         (F) the Component F-1-II, Component F-2-II


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         and Component G-II Fractions of Distributable Certificate Interest on
         the Class F/G-II Interest, in each case, pursuant to Section 4.2;

                           (vi) to pay to the Class B Certificates an amount equal to the amounts distributed to the Class B-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component B-II);

                           (vii) to pay to the Class C Certificates an amount equal to the amounts distributed to the Class C-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component C-II);

                           (viii) to pay to the Class D Certificates an amount equal to the amounts distributed to the Class D-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component D-II);

                           (ix) to pay to the Class E Certificates an amount equal to the amounts distributed to the Class E-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component E-II);

                           (x) to pay to the Class F-1 Certificates an amount equal to the amounts distributed to the Class F-1-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component F-1-II);

                           (xi) to pay to the Class F-2 Certificates an amount equal to the amounts distributed to the Class F-2-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component F-2-II); and

                           (xii) to pay to the Class G Certificates an amount equal to the amounts distributed to the Class G-II Interests pursuant to Section 4.2 (net of the amount distributed with respect to the Component G-II).

                  (b) Principal distributed to each Class shall be paid to the Holders of such Class pro rata in the proportion that the Certificate Balance of each Certificate of such Class bears to the aggregate Certificate Balance of all Certificates of such Class.

         (c) (i) Each Prepayment Premium received in the related Collection Period with respect to the Group 2 Mortgage Loans shall be distributed to the holders of the Group 2 Certificates outstanding on such Distribution Date, in the following amounts and order of priority:



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                  (A)      to each of the Group 2 Certificates (other than the
                           Class IO Certificates), an amount equal to applicable Prepayment Premium Allocation Amount; and

                  (B) any remaining Prepayment Premiums following the distribution in clause (A) immediately above, shall be allocated to the Components of the Class IO Certificates in proportion to the portion of the Prepayment Premium Allocation Amount applicable to the Class of Group 2 Certificates corresponding to each such Component.

                  (ii) Any Prepayment Premiums received in the related Collection Period with respect to the Group 1 Mortgage Loan shall be distributed to the holders of the Class A-4 Certificates outstanding on such Distribution Date.

                  (d) Notwithstanding the foregoing, Prepayment Premiums shall be distributed on any Distribution Date only to the extent they are received in respect of the Mortgage Loans in the related Collection Period.

                  SECTION 4.4. Statements to Rating Agencies and Certificateholders; Available Information.

                  On each Distribution Date, the Trustee shall prepare and forward by mail to each Rating Agency and each Holder of a Certificate, with copies to the Depositor, the Paying Agent, the Master Servicer and each Special Servicer, a statement setting forth:

                  (i) the Group 1 Principal Distribution Amount and the amount included in the Available Distribution Amount which is allocable to principal and the allocation thereof by Class of Certificates;

                  (ii) the Group 2 Principal Distribution Amount and the amount included in the Available Distribution Amount which is allocable to principal and the allocation thereof by Class of Certificates;

                  (iii) the Distributable Certificate Interest for each Class of Regular Certificates and the amount of the Available Distribution Amount allocable thereto, together with any interest shortfall allocable to such Class;



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                  (iv)     the amount of any P&I Advances by the Master
                           Servicer, the Trustee or the Fiscal Agent included in the amounts distributed to the Certificateholders;

                  (v) the Certificate Balance of each Class of Regular Certificates (other than the Class IO Certificates) after giving effect to the distribution of amounts in respect of the applicable Principal Distribution Amount on such Distribution Date;

                  (vi) Realized Losses and their allocation to the Certificate Balance of any Class of Regular Certificates (other than the Class IO Certificates);

                  (vii) the Principal Amount of the Mortgage Loans as of the Determination Date preceding such Distribution Date;

                  (viii) the number and aggregate principal balance of Mortgage Loans (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) as to which foreclosure proceedings have been commenced and (E) that otherwise constitute Specially Serviced Mortgage Loans, and, with respect to each Specially Serviced Mortgage Loan, the amount of Property Advances made during the related Collection Period, the amount of the P&I Advance made on such Distribution Date, the aggregate amount of Property Advances theretofore made that remain unreimbursed and the aggregate amount of P&I Advances theretofore made that remain unreimbursed;

                  (ix) with respect to any Mortgage Loan that became an REO Mortgage Loan during the preceding calendar month, the principal balance of such Mortgage Loan as of the date it became an REO Mortgage Loan;

                  (x) as to any REO Property sold during the related Collection Period, the date on which the Master Servicer made a Final Recovery Determination and the amount of the proceeds of such sale deposited into the Collection Account, and the aggregate amount of REO Proceeds and Net REO Proceeds (in each case other than Liquidation Proceeds) and other revenues collected by a Special Servicer with respect to each REO Property during


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                           the related Collection Period and credited to the
                           Collection Account, in each case identifying such REO Property by name;

                  (xi) the outstanding principal balance of each REO Mortgage Loan as of the close of business on the immediately preceding Due Date and the appraised value of the related REO Property per the most recent Updated Appraisal obtained;

                  (xii) the amount of `the Servicing Compensation paid to the Master Servicer with respect to such Distribution Date, and the amount of the additional servicing compensation described in Section 3.14(a) that was paid to the Master Servicer with respect to such Distribution Date;

                  (xiii) the amount of any Special Servicing Fee or Principal Recovery Fee paid to each Special Servicer with respect to such Distribution Date; and

                  (xiv) the amount of Prepayment Premiums, if any, received during the related Collection Period and the allocation thereof by Class.

                  In the case of information furnished pursuant to subclauses
(i), (ii), (iii), (vi) and (xiv) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and for each Class of Certificates for a denomination of $1,000 initial Certificate Balance or Notional Amount.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate (except for a Class R-I, Class R-II or Class RIII Certificate) and to each Rating Agency a statement containing the information set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

                  On each Distribution Date, the Trustee shall forward to each Holder of a Class R-I, Class R-II or Class R-III Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the


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

amounts, if any, actually distributed with respect to the Class R-I, Class R-II or Class R-III Certificates on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class R-I, Class R-II or Class R-III Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

                  In addition to the reports required to be delivered pursuant to this Section 4.4(a), the Trustee shall make available upon request to each proposed transferee of a Privately Placed Certificate or interest therein such additional information, if any, required to be delivered under Rule 144A(d)(4) and in its possession or provided to it by the Depositor, the Master Servicer or a Special Servicer pursuant to the next succeeding sentence so as to permit the proposed transfer to be effected pursuant to Rule 144A. The Depositor, the Master Servicer and each Special Servicer shall cooperate with the Trustee in the provision of any required information in their possession or otherwise available to them.

                  SECTION 4.5.        Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Paying Agent shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. The Paying Agent agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that is a non-U.S. Person that has furnished or caused to be furnished (i) an effective Form W-8 or Form W-9 or an acceptable substitute form or a successor form and who has informed the Trustee in writing that it is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust Fund or the Depositor, or (ii) an effective Form 4224 or an acceptable substitute form or a successor form. In the event the Paying Agent or its agent withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the


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amount withheld to such Certificateholder. Any amount so withheld shall be treated as having been distributed to such Certificateholder for all purposes of this Agreement.

                  SECTION 4.6.          REMIC Compliance.

                  (a) The parties intend that each of REMIC I, REMIC II and REMIC III shall constitute, and that the affairs of each of REMIC I, REMIC II and REMIC III shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall, to the extent permitted by applicable law, act as agent, and is hereby appointed to act as agent, of each of REMIC I, REMIC II and REMIC III and shall on behalf of each of REMIC I, REMIC II and REMIC III: (i) prepare, sign and file, or cause to be prepared and filed, all required Tax Returns for each of REMIC I, REMIC II and REMIC III, using a calendar year as the taxable year for each of REMIC I, REMIC II and REMIC III, when and as required by the REMIC Provisions and other applicable federal, state or local income tax laws; (ii) make an election, on behalf of each of REMIC I, REMIC II and REMIC III to be treated as a REMIC on Form 1066 for its first taxable year, in accordance with the REMIC Provisions; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Internal Revenue Service and applicable state and local tax authorities all information reports as and when required to be provided to them in accordance with the REMIC Provisions; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) of this Section 4.6 is then required by the REMIC Provisions in order to maintain the status of REMIC I, REMIC II or REMIC III as a REMIC or is otherwise required by the Code, prepare, sign and file or distribute, or cause to be prepared and signed and filed or distributed, such documents with or to such Persons when and as required by the REMIC Provisions or the Code or comparable provisions of state and local law; (v) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title and address of the Person that the holders of the Certificates may contact for tax information relating thereto (and the Trustee shall act as the representative of each of REMIC I, REMIC II and REMIC III for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code (and the Depositor agrees within 10 Business Days of the Closing Date, to provide any information reasonably requested by the Trustee and necessary to make such filing); and (vi) maintain such records relating to each of REMIC I, REMIC II and REMIC III as may be necessary to prepare the foregoing returns, schedules, statements or information, such records, for federal income tax purposes, to be maintained on a


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

calendar year and on an accrual basis. The Holder of the largest Percentage Interest in the Class R-I, Class R-II or Class R-III Certificates shall be the tax matters person of REMIC I, REMIC II or REMIC III, respectively, pursuant to Treasury Regulations Section 1.860F-4(d). If more than one Holder should hold an equal Percentage Interest in the Class R-I, Class R-I or Class R-III Certificates larger than that held by any other Holder, the first such Holder to have acquired such Class R-I, Class R-II or Class R-III Certificates shall be such tax matters person. The Trustee shall act as attorney-in-fact and agent for the tax matters person of each of REMIC I, REMIC II and REMIC III, and each Holder of a Percentage Interest in the Class R-I, Class R-II or Class R-III Certificates, by acceptance thereof, is deemed to have consented to the Trustee's appointment in such capacity and agrees to execute any documents required to give effect thereto, and any fees and expenses incurred by the Trustee in connection with any audit or administrative or judicial proceeding shall be paid by the Trust Fund. The Trustee shall not intentionally take any action or intentionally omit to take any action if, in taking or omitting to take such action, the Trustee knows that such action or omission (as the case may be) would cause the termination of the REMIC status of REMIC I, REMIC II or REMIC III or the imposition of tax on REMIC I, REMIC II or REMIC III (other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement). Notwithstanding any provision of this paragraph to the contrary, the Trustee shall not be required to take any action that the Trustee in good faith believes to be inconsistent with any other provision of this Agreement, nor shall the Trustee be deemed in violation of this paragraph if it takes any action expressly required or authorized by any other provision of this Agreement, and the Trustee shall have no responsibility or liability with respect to any act or omission of the Depositor or the Master Servicer or a Special Servicer which causes the Trustee to be unable to comply with any of clauses (i) through (vi) of the fifth preceding sentence or which results in any action contemplated by clauses (i) or (ii) of the next succeeding sentence. In this regard the Trustee shall (i) exercise reasonable care not to allow the occurrence of any "prohibited transactions" with the meaning of Code Section 860F(a), unless the party seeking such action shall have delivered to the Trustee an Opinion of Counsel (at such party's expense) that such occurrence would not (A) result in a taxable gain, (B) otherwise subject REMIC I, REMIC II or REMIC III to tax (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property), or (C) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC; and (ii) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC (provided, however, that the receipt of any income expressly permitted or contemplated by the terms of this Agreement shall not be deemed to violate this clause). None of the Master Servicer, the Special Servicers and the Depositor shall be responsible or liable (except in connection with any act or


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

omission referred to in the second preceding sentence) for any failure by the Trustee to comply with the provisions of this Section 4.6. The Depositor, the Special Servicers and the Master Servicer shall cooperate in a timely manner with the Trustee in supplying any information within the Depositor's,any Special Servicer's or the Master Servicer's control (other than any confidential information) that is reasonably necessary to enable the Trustee to perform its duties under this Section 4.6.

                  (b) The following assumptions are to be used for purposes of determining the anticipated payments of principal and interest for calculating the original yield to maturity and original issue discount with respect to the Regular Certificates: (i) each Mortgage Loan will pay principal and interest in accordance with its terms and scheduled payments will be timely received on their Due Dates, provided that the Mortgage Loans in the aggregate will prepay in accordance with the Prepayment Assumption; and (ii) no Mortgage Loan is repurchased by the Depositor.

                  SECTION 4.7.          Imposition of Tax on the Trust Fund.

                  In the event that any tax, including interest, penalties or assessments, additional amounts or additions to tax, is imposed on REMIC I, REMIC II or REMIC III, such tax shall be charged against amounts otherwise distributable to the Holders of the Certificates; provided, that any taxes imposed on any net income from foreclosure property pursuant to Code Section 860G(d) or any similar tax imposed by a state or local jurisdiction shall instead be treated as an expense of the related REO Property in determining Net REO Proceeds with respect to such REO Property (and until such taxes are paid, the Master Servicer from time to time shall withdraw from the Collection Account amounts reasonably determined by the applicable Special Servicer to be necessary to pay such taxes, which the Master Servicer shall maintain in a separate, non-interest-bearing account, and the Master Servicer shall deposit in the Collection Account the excess determined by the Master Servicer from time to time of the amount in such account over the amount necessary to pay such taxes) and shall be paid therefrom. Except as provided in the preceding sentence, the Trustee is hereby authorized to and shall retain or cause to be retained from the Available Distribution Amount sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by REMIC I, REMIC II and REMIC III (but such authorization shall not prevent the Trustee from contesting, at the expense of the Trust Fund, any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee is hereby authorized to and shall segregate or cause to be segregated, in a separate non-interest bearing account, (i) the net income from any "prohibited transaction" under Code Section 860F(a) or (ii) the amount of any contribution to REMIC I, REMIC II or REMIC III


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after the Startup Day that is subject to tax under Code Section 860G(d) and use such income or amount, to the extent necessary, to pay such tax, such amounts to be segregated from the Collection Account with respect to any such net income of or contribution to REMIC I and from the Distribution Accounts with respect to any such net income of or contribution to REMIC II and REMIC III
(and return the balance thereof, if any, to the Collection Account or the applicable Distribution Account, as the case may be). To the extent that any such tax is paid to the Internal Revenue Service, the Trustee shall retain an equal amount from future amounts otherwise distributable to the Holders of the Class R-I, Class R-II or the Class R-III Certificates as the case may be, and shall distribute such retained amounts to the Holders of REMIC I Interests, REMIC II Interests or Regular Certificates, as applicable, until they are fully reimbursed and then to the Holders of the Class R-I Certificates, the Class
R-II Certificates or the Class R-III Certificates, as applicable. None of the Master Servicer, the Special Servicers and the Trustee shall be responsible for any taxes imposed on REMIC I, REMIC II or REMIC III, in any case, except to the extent such tax is attributable to a breach of a representation or warranty of the Master Servicer or any Special Servicer or an act or omission of the Master Servicer, any Special Servicer or the Trustee in contravention of this Agreement, provided, further, that such breach, act or omission results in liability under Section 6.3 in the case of the Master Servicer or a Special Servicer or Section 8.5, in the case of the Trustee. Notwithstanding anything in this Agreement to the contrary, in each such case, the Master Servicer shall not be responsible for the Trustee's or any Special Servicer's breaches, acts or omissions, and the Trustee shall not be responsible for the breaches, acts or omissions of the Master Servicer or any Special Servicer, and no Special Servicer shall be responsible for the Trustee's, the Master Servicer's or any other Special Servicer's breaches, acts or omissions

                  SECTION 4.8.          Remittances; P&I Advances.

                  (a) On the Remittance Date immediately preceding each Distribution Date, the Master Servicer shall:

                           (i) remit to the Trustee from the Collection Account
                  for deposit in the Distribution Accounts an amount equal to the Prepayment Premiums received by the Master Servicer in the Collection Period preceding such Remittance Date;

                           (ii) remit to the Trustee from the Collection
                  Account the Trustee Fee payable on such Remittance Date;



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                           (iii) remit to the Trustee from the Collection
                  Account for deposit in the Distribution Accounts an amount equal to the Available Distribution Amount for such Distribution Date (excluding P&I Advances); and

                           (iv) make any required P&I Advance, by deposit into
                  the Collection Account, and remit such amount to the Trustee for deposit in the REMIC I Distribution Account.

                  (b) If, as of 5:00 p.m., New York City time, on any Remittance Date the Master Servicer shall not (i) have made a P&I Advance required to have been made on such date pursuant to the definition of such term or delivered the certificate and documentation related to a determination of nonrecoverability, the Trustee shall immediately notify the Fiscal Agent by telephone promptly confirmed in writing, and the Trustee shall no later than 10:00 a.m., New York City time, on the related Distribution Date deposit into the Distribution Account in immediately available funds an amount equal to the P&I Advances otherwise required to have been made by the Master Servicer. If the Trustee fails to make any P&I Advance required to be made under this
Section 4.8, the Fiscal Agent shall make such P&I Advance not later than 12:00 p.m., New York City time, on such Distribution Date and, thereby, the Trustee shall not be in default under this Agreement.

                  (c) Anything to the contrary in this Agreement notwithstanding, none of the Master Servicer, the Trustee or the Fiscal Agent shall be obligated to make a P&I Advance on any date on which a P&I Advance is otherwise required to be made by this Section 4.8 if the Master Servicer, the Trustee or the Fiscal Agent, as applicable, determines that such Advance will be a Nonrecoverable Advance. The Trustee and the Fiscal Agent shall be entitled to rely, conclusively, on any determination by the Master Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance. The Trustee and the Fiscal Agent, in determining whether or not a P&I Advance previously made is, or a proposed P&I Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

                  (d) The Master Servicer, the Trustee or the Fiscal Agent, as applicable, shall be entitled to, and the Master Servicer hereby covenants and agrees to promptly seek and effect, the reimbursement of P&I Advances it makes, together with any related Advance Interest Amount in respect of such P&I Advances to the extent permitted pursuant to Section 3.7(iii).



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         SECTION 4.9.               Allocation of Realized Losses and
                                    Additional Trust Fund Expenses.

         (a)      REMIC I.

                  (i) Except as provided in subsection (iii), on each Distribution Date:

                  (A) Prior to making distributions on such Distribution Date, Realized Interest Losses on each Mortgage Loan, Separate Loan Advance, and REO Property shall be allocated to reduce first, Distributable Certificate Interest on the corresponding REMIC I Interest for the current Distribution Date, and then outstanding Distributable Certificate Interest owing on the corresponding REMIC I Interest for prior Distribution Dates, and to the extent that such Realized Interest Loss exceeds such amount, shall be treated as an Additional Trust Fund Expense and allocated as provided in paragraph (C) below;

                  (B) Realized Principal Losses on each Mortgage Loan, Separate Loan Advance, and REO Property realized during the related Collection Period shall reduce the Certificate Balance of the corresponding REMIC I Interest; and

                  (C) Additional Trust Fund Expenses realized during the related Collection Period shall be allocated among the REMIC I Interests in proportion to their Certificate Balances after making all other allocations for such Distribution Date.

                  (ii) In the event that the Master Servicer, the Trustee, or the Fiscal Agent determines that an Advance previously made by it is a Nonrecoverable Advance and the Master Servicer withdraws the amount of such Advance from the Collection Account pursuant to Section 3.7 hereof, prior to making any distribution on such Distribution Date, the Master Servicer shall determine, consistent with Section 1.2(b), the portion of the amount so withdrawn that is attributable to (w) interest on the related Mortgage Loan;
(x) principal on the related Mortgage Loan; (y) Property Advances; and (z) the Advance Interest Amount. The portion of the amount so withdrawn from the Collection Account that is allocable to:

                  (A) amounts previously advanced as interest on the related Mortgage Loan shall be allocated by the Trustee to reduce the amount of interest paid on each REMIC I Interest on such Distribution Date in proportion to Distributable Certificate Interest otherwise payable thereon and shall result in the creation of


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         or increase in overdue Distributable Certificate Interest on each such
         REMIC I Interest;

                  (B) amounts previously advanced as principal on the related Mortgage Loan shall be allocated by the Trustee to reduce the principal paid on each REMIC I Interest on which principal would otherwise be paid on such Distribution Date, in proportion to such principal payments; and

                  (C) amounts previously advanced as Property Advances, as well as any Advance Interest Amount owing to the Master Servicer, a Special Servicer, the Trustee, or the Fiscal Agent with respect to Advances on such Mortgage Loan shall be treated as Additional Trust Fund Expenses and allocated by the Trustee in accordance with paragraph (i)(C) above.

                  (iii) At such time as a Final Recovery Determination is made with respect to any Mortgage Loan with respect to which the Master Servicer previously had withdrawn amounts from the Collection Account following a determination that Advances previously made were Nonrecoverable Advances (as provided in clause (ii)), or at such other time as a Realized Loss shall occur with respect to any such Mortgage Loan, the Master Servicer shall compute the Realized Loss with respect to such Mortgage Loan and the Trustee shall make allocations as follows:

                  (A) any Realized Interest Loss shall be allocated to the corresponding REMIC I Interest to the extent of outstanding overdue Distributable Certificate Interest thereon and any remaining portion of the Realized Interest Loss shall be allocated as a Realized Interest Loss on each REMIC I Interest with respect to which an interest shortfall was created pursuant to Section 4.9(a)(ii)(A) above in proportion to the amount of outstanding overdue Distributable Certificate Interest resulting from the reduction in distributions of interest on such REMIC I Interest pursuant to Section 4.9(a)(ii)(A) above;

                  (B) to the extent that any Realized Principal Loss does not exceed the Certificate Balance on the corresponding REMIC I Interest, such Realized Principal Loss shall be allocated to such REMIC I Interest; and to the extent that any Realized Principal Loss exceeds the Certificate Balance of the corresponding REMIC I Interest, such Realized Principal Loss shall be allocated to the other corresponding REMIC I Interests the distributions of principal on which were reduced pursuant to Section 4.9(a)(ii)(B) above, in proportion to the amount of such reductions;



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                  (C) the portion of the amount recovered on the Mortgage Loan with respect to which amounts were withdrawn from the Collection Account that are treated as recoveries of interest on the Mortgage Loan shall be applied first, to make payments of outstanding overdue Distributable Certificate Interest on the corresponding REMIC I Interest and thereafter to make payments of interest on each REMIC I Interest with respect to which an overdue Distributable Certificate Interest was created pursuant to Section 4.9(a)(ii)(A) above in proportion to the amount of outstanding overdue Distributable Certificate Interest resulting from the reduction in distributions of interest on such REMIC I Interest pursuant to Section 4.9(a)(ii)(A) above;

                  (D) the portion of the amount recovered on the Mortgage Loan with respect to which amounts were withdrawn from the Collection Account treated as recoveries of principal on the Mortgage Loan shall be applied first, to make payments of principal on the corresponding REMIC I Interest until the Certificate Balance thereof is reduced to zero and thereafter to make payments of principal to the corresponding REMIC I Interests with respect to which principal distributions were reduced pursuant to Section 4.9(a)(ii)(B) above, in proportion to the amount of such reductions; and

                  (E) the portion of the amount recovered on the Mortgage Loan with respect to which amounts were withdrawn from the Collection Account that is treated as a recovery of expenses on the Mortgage Loan shall be applied in reimbursement of Additional Trust Fund Expenses on each REMIC I Interest with respect to which an Additional Trust Fund Expense was created pursuant to Section 4.9(a)(ii)(C) above in proportion to the amount of the Additional Trust Fund Expense allocated thereto pursuant to Section 4.9(a)(ii)(C) above.

         (b)      REMIC II.

                           On each Distribution Date, Realized Losses and
Additional Trust Fund Expenses on the REMIC I Interests shall be allocated as follows:

                           (A) except in the case of the NOM Mortgage Loan, to
the Class G-II, Class F-2-II, Class F-1-II, Class E-II, Class D-II, Class C-II, and Class B-II Interests, in that order, and thereafter to the Class A-1-II, Class A-2-II, Class A-3-II, and Class A-4-II Interests, pro rata in proportion to their outstanding Certificate Balances to the extent thereof;



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

                           (B) in the case of the NOM Mortgage Loan, to the
Class F-1- II, Class G-II, Class F-2-II, Class E-II, Class D-II, Class C-II, and Class B-II Interests, in that order, and thereafter to the Class A-1-II, Class A-2-II, Class A-3- II, and Class A-4-II Interests, pro rata in proportion to their outstanding Certificate Balances to the extent thereof;

provided that, in the case of clause (A) and clause (B) the amount of Realized Losses or Additional Trust Fund Expenses allocated to the REMIC II Interests shall not exceed the amount by which the Certificate Balance of the REMIC I Interests exceeds the Stated Principal Balance of the Mortgage Loans.


         (c)      REMIC III.

                  (i) On each Distribution Date, Realized Losses on the REMIC I Interests allocated to the REMIC II Interests shall be allocated as follows:

            (A) except in the case of the NOM Mortgage Loan, to the Class G, Class F-2, Class F-1, Class E, Class D, Class C, and Class B Certificates, in that order, and thereafter to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, pro rata in proportion to their outstanding Certificate Balances (or, in the case of allocations that reduce Distributable Certificate Interest, in proportion thereto) ; and

                           (B) in the case of the NOM Mortgage Loan, to the
Class F-1, Class G, Class F-2, Class E, Class D, Class C, and Class B Certificates, in that order, and thereafter to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, pro rata in proportion to their outstanding Certificate Balances (or, in the case of allocations that reduce Distributable Certificate Interest, in proportion thereto).

                  (ii) On each Distribution Date, any Additional Trust Fund Expenses with respect to REMIC III with respect to such Distribution Date shall be allocated to reduce the Certificate Balance of the Class G, Class F-2, Class F-1, Class E, Class D, Class C and Class B Certificates, in that order, until the Certificate Balances thereof have been reduced to zero. In the event of any further remaining Additional Trust Fund Expenses, such amount shall be allocated pro rata based on Certificate Balance to the Class A-1, Class A-2, Class A-3 and Class A- 4 Certificates.



                  SECTION 4.10.             Method of Payment.



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

                  Each distribution pursuant to this Article IVshall be made by
(a) check mailed to such Holder's address as it appears on the Certificate Register of the Certificate Registrar, or (b) upon written request made to the Trustee or the Paying Agent at least five Business Days prior to the related Record Date (or upon standing instructions given to the Trustee or the Paying Agent on the Closing Date or five Business Days prior to any Record Date, which instructions may be revoked at any time thereafter upon written notice to the same five Business Days prior to the related Record Date), by wire transfer in immediately available funds to an account specified in the request of such Holder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office or such other location as specified in a notice delivered pursuant to Section 9.1(e) regarding such final distribution sent by the Trustee to the Holders.































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                                   ARTICLE V

                                THE CERTIFICATES

                  SECTION 5.1.          The Certificates.

                  The Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class IO Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F-1 Certificates, the Class F-2 Certificates, the Class G Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates.

                  The Class A-1, Class A-2, Class A-3, Class A-4, Class IO, Class B, Class C, Class D, Class E, Class F-1, Class F-2, Class G, Class R-I, Class R-II and Class R-III Certificates will be substantially in the forms annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13, A-14 and A-15, respectively. The Component A-1-II, Component A-2-II, Component A-3-II, Component B-II, Component C-II, Component D-II, Component E-II and Component F/G-II of the Class IO Certificate will be available in separate definitive physical form only and will be substantially in the forms annexed hereto as Exhibits A-16, A-17, A-18, A-19, A-20, A-21, A-22 and A-23, respectively. The Certificates of each Class will be issuable in definitive physical form only, registered in the name of the holders thereof; provided, however, that in accordance with Section 5.3 beneficial ownership interests in the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, and Class E Certificates and Class F-1, Class F-2 and Class G Certificates beneficially owned by Qualified Institutional Buyers shall initially be represented by Book-Entry Certificates held and transferred through the book-entry facilities of the Securities Depository, in minimum denominations of authorized initial Certificate Balance, as described in the succeeding table, except one Certificate of each of Class G and Class IO (and Component F/G-II thereof) may be issued which represents a different initial Certificate Balance to accommodate the remainder of the initial Certificate Balance. Each Certificate will share ratably in all rights of the related Class. The Class R-I, Class R-II and Class R-III Certificates shall each be issuable in one or more registered, definitive physical certificates in minimum denominations of 5% Percentage Interests and integral multiples of a 1% Percentage Interest in excess thereof and together aggregating the entire 100% Percentage Interest in each such Class.



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



                                                   Aggregate Denominations
                                                of all Certificates of Class
                Minimum                      (in initial Certificate Balance or
Class        Denomination                          initial Notional Amount)
-----        ------------                     -----------------------------
 A-1            $    1,000                           $142,191,000.00
 A-2            $    1,000                           $117,378,000.00
 A-3            $    1,000                           $220,490,334.00
 A-4            $    1,000                          $  96,908,666.00
 IO             $    1,000                           $751,574,263.14
  B             $    1,000                          $  59,394,000.00
  C             $    1,000                          $  46,666,000.00
  D             $    1,000                          $  46,667,000.00
  E             $    1,000                          $  16,969,000.00
 F-1              $250,000                          $  10,000,000.00
 F-2              $250,000                          $  40,909,000.00
  G               $250,000                          $  50,909,929.14

                  Any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage.

                  Each Certificate may be printed or in typewritten or similar form, and each Certificate shall, upon original issue, be executed by the Trustee and authenticated by the Trustee or the Authenticating Agent and delivered to the Depositor. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee or Authenticating Agent by an authorized officer or signatory. Certificates bearing the signature of an individual who was at any time the proper officer or signatory of the Trustee or Authenticating Agent shall bind the Trustee or Authenticating Agent, notwithstanding that such individual has ceased to hold such office or position prior to the delivery of such Certificates or did not hold such office or position at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in the form set forth in Exhibits A-1 through A-15 executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  SECTION 5.2. Registration, Transfer and Exchange of Certificates.

                  (a) The Trustee shall keep or cause to be kept at the Corporate Trust Office books (the "Certificate Register") for the registration, transfer and exchange of Certificates (the Trustee, in such capacity, being the "Certificate Registrar"). The names and addresses of all Certificateholders and the names and addresses of the transferees of any Certificates shall be registered in the Certificate Register. The Person in whose name any Certificate is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Agreement and the Certificate Registrar, the Master Servicer, the Special Servicers, the Trustee, the Fiscal Agent, any Paying Agent and any agent of any of them shall not be affected by any notice or knowledge to the contrary. A Definitive Certificate is transferable or exchangeable only upon the surrender of such Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the requirements of this Section 5.2. Upon request of the Trustee, the Certificate Registrar shall provide the Trustee with the names, addresses and Percentage Interests of the Holders.

                  (b) Upon surrender for registration of transfer of any Definitive Certificate, subject to the requirements of this Section 5.2, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with this Section 5.2. Each Certificate surrendered for registration of transfer shall be cancelled and subsequently destroyed by the Certificate Registrar. Each new Certificate issued pursuant to this Section 5.2 shall be registered in the name of any Person as the transferring Holder may request, subject to the provisions of this Section 5.2.

                  (c) The exchange, transfer and registration of transfer of Definitive Certificates that are Privately Placed Certificates shall be subject to the restrictions set forth below (in addition to the other provisions of this Section 5.2):

                  (i) The Certificate Registrar shall register the transfer of a Definitive Certificate that is a Privately Placed Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with an Investment Representation Letter substantially in the form of Exhibit D-1 hereto (an "Investment Representation Letter"), to the effect that the transfer is being made to a Qualified Institutional Buyer in accordance with Rule 144A; or

                  (ii) The Certificate Registrar shall register the transfer of a Definitive Certificate that is a Privately Placed Certificate, if prior to the transfer, the transferee furnishes to the Certificate Registrar (1) an Investment Representation Letter to the effect that the transfer is being made to an Institutional Accredited Investor in accordance with an applicable exemption under the 1933 Act, (2) an Opinion of Counsel acceptable to the Certificate Registrar that such transfer is in compliance with the 1933 Act, and (3) a written undertaking by the transferor to reimburse the Trust for any costs incurred by it in connection with the proposed transfer. In addition, the Certificate Registrar may, as a condition of the registration of any such transfer, require the transferor to furnish such other certificates, legal opinions or other information (at the transferor's expense) as the Certificate Registrar may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and other applicable laws.

                  (d) Subject to the restrictions on transfer and exchange set forth in this Section 5.2, the Holder of one or more Certificates may transfer or exchange the same in whole or in part (with a Certificate Balance equal to any authorized denomination) by surrendering such Certificate at the Corporate Trust Office or at the office of any transfer agent appointed as provided under this Agreement, together with an instrument of assignment or transfer (executed by the Holder or its duly authorized attorney), in the case of transfer, and a written request for exchange in the case of exchange. Subject to the restrictions on transfer set forth in this Section 5.2, following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request if made at the Corporate Trust Office, execute and deliver at the Corporate Trust Office to the transferee (in the case of transfer) or the Holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or the Holder in the case of exchange) to such address as the transferee or the Holder, as applicable, may request, a Definitive Certificate or Certificates, as the case may require, for a like aggregate Certificate Balance and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Definitive Certificate shall not be valid unless made at the Corporate Trust Office by the registered Holder in person, or by a duly authorized


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

attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Certificate during the period of 15 days preceding any Distribution Date.

                  (e) Definitive Certificates may only be transferred to Eligible Investors as described herein. In the event the Certificate Registrar shall determine that a Definitive Certificate is being held by or for the benefit of a Person who is not an Eligible Investor, or that such holding is unlawful under the laws of a relevant jurisdiction, then the Certificate Registrar shall void such transfer, if permitted under applicable law.

                  (f) No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 5.2 other than for transfers to Institutional Accredited Investors, as provided herein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

                  (g) Subject to the other provisions of this Section 5.2, transfers of the Class R-I, R-II and Class R-III Certificates may be made only in accordance with this Section 5.2(g), (i) and (j). The Certificate Registrar shall register the transfer of a Class R-I, R-II or Class R-III Certificate if
(x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to a Qualified Institutional Buyer or an Institutional Accredited Investor; and (y) prior to transfer the transferor furnishes to the Certificate Registrar an Investment Representation Letter. In addition, the Certificate Registrar may, as a condition of the registration of any such transfer, require the transferor to furnish such other certifications, legal opinions or other information (at the transferor's expense) as they may reasonably be required to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and other applicable laws.

                  (h) Neither the Depositor, the Master Servicer, any Special Servicer, the Trustee nor the Certificate Registrar is obligated to register or qualify any Class of Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Master Servicer, any Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar, against any loss, liability or expense that may result if the transfer is not exempt from the registration requirements of the 1933 Act or is not made in accordance with such federal and state laws.

                  (i) No transfer of any Subordinate Certificate or a beneficial ownership interest therein shall be made to an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Code, or a governmental plan subject to any federal, state or local law ("Similar Law"), which is to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or (ii) an insurance company that is using the assets of any insurance company separate account or general account in which the assets of any such Plan are invested (or which are deemed pursuant to ERISA or any Similar Law to include assets of Plans) to acquire any such Subordinate Certificates, other than using assets of its general account in circumstances where Sections I(a), III and IV of Prohibited Transaction Class Exemption 95-60 of the United States Department of Labor are satisfied and whereby such transfer and the subsequent holding of the applicable Certificate would not constitute or result in a prohibited transaction within the meaning of Section 406 or 407 of ERISA, Section 4975 of the Code, or any Similar Law, or otherwise qualifies for exemptive relief under
Section 401(c) of ERISA and the regulations thereunder. Each transferee of an interest in a Book-Entry Certificate evidencing the Class B, Class C, Class D, Class E, Class F-1, Class F-2 and Class G Certificates will be deemed to have made the representations and warranties set forth in the form of transfer or representation letter set forth in Exhibit D-2 hereto. Each prospective transferee of a Class B, Class C, Class D, Class E, Class F-1, Class F-2 and Class G Certificate in the form of a Definitive Certificate and prospective transferee of a Class R-I, Class R-II and Class R-III Certificate shall deliver to the Depositor, the Certificate Registrar and the Trustee, (a) a transfer or representation letter, substantially in the form of Exhibit D-2 hereto, stating that either (i) it is not purchasing such Subordinate Certificates with the assets of a Plan or (ii) part or all of the assets to be used to purchase such Certificates constitutes assets of an insurance company general account and PTCE 95-60 applies such that the use of such assets to acquire and hold such Certificates shall not and will not constitute a non-exempt prohibited transaction for purposes of ERISA and Section 4975 of the Code, or (b) an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Certificate Registrar that the purchase or holding of the Subordinate Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, the Code, or any

Similar Law will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Code, and will not subject the Master Servicer, any Special Servicer, the Depositor, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code), which Opinion of Counsel shall not be an expense of the Trustee, the Fiscal Agent, the Trust Fund, the Master Servicer, any Special Servicer, the Certificate Registrar or the Depositor. None of the Trustee, the Fiscal Agent, the Master Servicer, any Special Servicer, and the Certificate Registrar will register a Class R-I, Class R-II or Class R-III Certificate in any Person's name unless such Person has provided the letter referred to in clause (a) above. Any transfer of a Subordinate Certificate that would violate, or result in a prohibited transaction under, ERISA or Section 4975 of the Code shall be deemed absolutely null and void ab initio.

                  (j) Each Person who has or acquires any Ownership Interest in a Class R-I, Class R-II or a Class R-III Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R-I Certificate, Class R-II Certificate or a Class R-III Certificate are expressly subject to the following provisions:

                  (i) Each Person acquiring or holding any Ownership Interest in a Class R-I Certificate, Class R-II or a Class R-III Certificate shall be a Permitted Transferee and shall not acquire or hold such Ownership Interest as agent (including as a broker, nominee or other middleman) on behalf of any Person that is not a Permitted Transferee. Any such Person shall promptly notify the Certificate Registrar of any change or impending change in its status (or the status of the beneficial owner of such Ownership Interest) as a Permitted Transferee. Any acquisition described in the first sentence of this Section 5.2(j)(i) by a Person who is not a Permitted Transferee or by a Person who is acting as an agent of a Person who is not a Permitted Transferee shall be void and of no effect, and the immediately preceding owner who was a Permitted Transferee shall be restored to registered and beneficial ownership of the Ownership Interest as fully as possible.

                  (ii) No Ownership Interest in a Class R-I, Class R-II or a Class R-III Certificate may be transferred, and no such Transfer shall be


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

                           registered in the Certificate Register, without the express written consent of the Certificate Registrar, and the Certificate Registrar shall not recognize a proposed Transfer, and such proposed Transfer shall not be effective, without such consent with respect thereto. In connection with any proposed Transfer of any Ownership Interest in a Class R-I, Class R-II or a Class R-III Certificate, the Certificate Registrar shall, as a condition to such consent, (x) require delivery to it in form and substance satisfactory to it, and the proposed transferee shall deliver to the Certificate Registrar and to the proposed transferor, an affidavit in substantially the form attached as Exhibit C-1 (a "Transferee Affidavit") (A) that such proposed transferee is a Permitted Transferee and
                           (B) stating that (i) the proposed transferee historically has paid its debts as they have come due and intends to do so in the future, (ii) the proposed transferee understands that, as the holder of an Ownership Interest in a Class R-I, Class R-II or a Class R-III Certificate, as applicable, it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the proposed transferee intends to pay taxes associated with holding the Ownership Interest as they become due,
                           (iv) the proposed transferee will not transfer the Ownership Interest to any Person that does not provide a Transferee Affidavit or as to which the proposed transferee has actual knowledge that such Person is not a Permitted Transferee or is acting as an agent (including as a broker, nominee or other middleman) for a Person that is not a Permitted Transferee, and (v) the proposed transferee expressly agrees to be bound by and to abide by the provisions of this Section 5.2(j) and (y) other than in connection with the initial issuance of the Class R-I, Class R- II and Class R-III Certificates, require a statement from the proposed transferor substantially in the form attached as Exhibit C-2 (the "Transferor Letter"), that the proposed transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and has no actual knowledge or reason to know that the proposed transferee's statements in the preceding clauses
                           (x)(B)(i) or (iii) are false.

                  (iii) Notwithstanding the delivery of a Transferee Affidavit by a proposed transferee under clause (ii) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the


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                           proposed transferee is not a Permitted Transferee,
                           no Transfer to such proposed transferee shall be effected and such proposed Transfer shall not be registered on the Certificate Register; provided, however, that the Certificate Registrar shall not be required to conduct any independent investigation to determine whether a proposed transferee is a Permitted Transferee.

                  Upon notice to the Certificate Registrar that there has occurred a Transfer to any Person that is a Disqualified Organization or an agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, and in any event not later than 60 days after a request for information from the transferor of such Ownership Interest in a Class R-I, Class R-II or a Class R-III Certificate, or such agent thereof, the Certificate Registrar and the Trustee agree to furnish to the IRS and the transferor of such Ownership Interest or such agent thereof such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including, but not limited to, the present value of the total anticipated excess inclusions with respect to such Class R-I, Class R-II or Class R-III Certificate (or portion thereof) for periods after such Transfer. At the election of the Certificate Registrar and the Trustee, the Certificate Registrar and the Trustee may charge a reasonable fee for computing and furnishing such information to the transferor or to such agent thereof referred to above; provided, however, that such Persons shall in no event be excused from furnishing such information.

                  Neither the Trustee nor the Certificate Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under Article V of this Agreement or under applicable law with respect to any transfer of any Certificate, or any interest therein, other than to require delivery of the certification(s) and/or Opinions of Counsel described in Article V applicable with respect to changes in registration of record ownership of Certificates in the Certificate Register. The Trustee and the Certificate Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Securities Depository or between or among Securities Depository Participants or beneficial owners of the Certificates, made in violation of applicable restrictions.

                  SECTION 5.3.          Book-Entry Certificates.

                  (a) The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificate, the Class B Certificates, the Class C Certificates, the Class D Certificates and the Class E Certificates and, to the extent beneficially owned by Qualified Institutional Buyers, the Class F-1 Certificates, the


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

Class F-2 Certificates and the Class G Certificates shall, in the case of each such Class, initially be issued as one or more Book-Entry Certificates registered in the name of the Securities Depository or its nominees and, except as provided in subsection (c) or (d) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Securities Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interest in and to such Certificates through the book-entry facilities of the Securities Depository and, except as provided in subsection (c) or (d) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Securities Depository Participant or brokerage firm representing each such Certificate Owner. Each Securities Depository Participant shall only transfer the Ownership Interests in the BookEntry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Securities Depository's normal procedures. Neither the Certificate Registrar nor the Trustee shall have any responsibility to monitor or restrict the transfer of Ownership Interests in BookEntry Certificates through the book-entry facilities of the Securities Depository.

                  (b) The Trustee, the Master Servicer, the Special Servicers, the Fiscal Agent and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Securities Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Securities Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Securities Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Securities Depository of such record date.

                  (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Securities Depository is no longer willing or able to properly discharge its responsibilities with respect to any Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the


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

Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Securities Depository with respect to any Class of the Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Securities Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of any Class of the Book-Entry Certificates by the Securities Depository, accompanied by registration instructions from the Securities Depository for registration of transfer, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, the Definitive Certificates to the Certificate Owners identified in such instructions. None of the Depositor, the Master Servicer, the Special Servicers, the Trustee, the Fiscal Agent or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F-1 Certificates, the Class F-2 Certificates or Class G Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

                  (d) No Institutional Accredited Investor may hold the Class F-1 Certificates, Class F-2 Certificates and Class G Certificates in the form of Ownership Interests in Book-Entry Certificates. Such Classes of Certificates may be held by Institutional Accredited Investors only in the form of Definitive Certificates and any transfer of a beneficial interest in any such Class of Certificates to an Institutional Accredited Investor shall be made only in compliance with Section 5.2(c) hereof.

                  SECTION 5.4.          Mutilated, Destroyed, Lost or Stolen
                                        Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as may be required by it to save it, the Trustee, the Fiscal Agent, the Special Servicers and the Master Servicer harmless, then, in the absence of actual knowledge by a Responsible Officer of the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or the Authenticating Agent shall authenticate and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen


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Certificate, a new Certificate of the same Class and of like tenor and
Percentage Interest. Upon the issuance of any new Certificate under this
Section 5.4, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 5.4 shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.5.          Appointment of Paying Agent.

                  The Trustee may appoint a paying agent for the purpose of making distributions to Certificateholders pursuant to Section 4.3. The Trustee shall cause such Paying Agent, if other than the Trustee or the Master Servicer, to execute and deliver to the Master Servicer and the Trustee an instrument in which such Paying Agent shall agree with the Master Servicer and the Trustee that such Paying Agent will hold all sums held by it for payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to such Certificateholders or disposed of as otherwise provided herein. The initial Paying Agent shall be the Trustee. The Paying Agent shall at all times be an entity having a long-term senior unsecured debt rating of at least "BBB" by S&P and "Baa2" by Moody's, unless each of the Rating Agencies has confirmed in writing that a lower rating shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates.

                  SECTION 5.6.          Access to Certificateholders' Names and
                                        Addresses.

                  (a) If any Certificateholder (for purposes of this Section 5.6, an "Applicant") applies in writing to the Certificate Registrar, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Certificate Registrar shall, at the expense of such Applicant, within ten Business Days after the receipt of such application, transmit such communication to the Certificateholders as of the most recent Record Date; provided, however, if such communication relates to performance by the Master Servicer, any Special Servicer or the Trustee of its duties hereunder, the Certificate Registrar shall furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as of the most recent Record Date.



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

                  (b) Every Certificateholder, by receiving and holding its Certificate, agrees with the Trustee that the Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  SECTION 5.7.          Actions of Certificateholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Depositor, any Special Servicer or the Master Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor, the Special Servicers and the Master Servicer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor, any Special Servicer or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (d) The Trustee or Certificate Registrar may require such additional proof of any matter referred to in this Section 5.7 as it shall deem necessary.




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

                                   ARTICLE VI

          THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER

                  SECTION 6.1. Liability of the Depositor, the Master Servicer and the Special Servicers.

                  The Depositor, the Master Servicer and the Special Servicers each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement.

                  SECTION 6.2. Merger or Consolidation of the Master Servicer and the Special Servicers.

                  Subject to the third paragraph of this Section 6.2, the Master Servicer will keep in full effect its existence, rights and good standing as a limited partnership under the laws of the State of Missouri and will not jeopardize its ability to do business in each jurisdiction in which one or more of the Mortgaged Properties are located or to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Subject to the following paragraph, each Special Servicer will keep in full effect its existence, rights and good standing as a corporation, a limited partnership or limited liability company, as the case may be, under the laws of the jurisdiction of its organization and will not jeopardize its ability to do business in each jurisdiction in which one or more of the Mortgaged Properties for which it is responsible are located or to protect the validity and enforceability of this Agreement, the Certificates or any of the Specially Serviced Mortgage Loans for which it is responsible and to perform its respective duties under this Agreement.

                  Each of the Master Servicer and the Special Servicers may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Master Servicer or such Special Servicer, as applicable hereunder, and shall be deemed to have assumed all of the liabilities of the Master Servicer or such Special Servicer, as applicable hereunder, if each of the Rating Agencies has confirmed in writing that such merger, consolidation or transfer and succession shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates.



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

                  SECTION 6.3. Limitation on Liability of the Depositor, the Master Servicer and Others.

                  Neither the Depositor, the Master Servicer, the Special Servicers, nor any of the partners, owners, directors, officers, partners, employees or agents of the Depositor or the Master Servicer or any Special Servicer (or of any general partner of the Master Servicer or any Special Servicer) shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer or the Special Servicers or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer or any Special Servicer for a breach of the applicable Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, misrepresentation, bad faith, fraud or negligence in the performance of its duties or by reason of negligent disregard of its respective obligations or duties hereunder. The Depositor, the Master Servicer, the Special Servicers and any partner, owner, director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicers (or the respective general partners of the Master Servicer or the Special Servicers) may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicers and any partner, owner, director, officer, employee or agent of the Depositor, the Master Servicer or any Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its respective willful misfeasance, misrepresentation, bad faith, fraud or negligence or (in the case of the Master Servicer or any Special Servicer) a breach of the applicable Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. Neither the Depositor nor the Master Servicer nor the Special Servicers shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that any of the Depositor or the Master Servicer or the Special Servicers may in its discretion undertake any such action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any liability arising from the Master Servicer's or the Special Servicers' failure to comply with their


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

obligations under Section 3.1 or 3.2(a)) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicers shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.7(v) of this Agreement.

                  SECTION 6.4. Limitation on Resignation of the Master Servicer and of the Special Servicers.

                  Without limiting the applicability of Section 6.2, the Master Servicer and each of the Special Servicers may assign its respective rights and delegate its respective duties and obligations under this Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio, provided that: (i) the purchaser or transferee accepting such assignment and delegation (A) shall be satisfactory to the Trustee, (B) shall be an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans, and (C) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer or such Special Servicer, as applicable, under this Agreement from and after the date of such agreement; (ii) as evidenced by a letter from each Rating Agency delivered to the Trustee, each Rating Agency's rating or ratings, if any, of the Regular Certificates in effect immediately prior to such assignment and delegation will not be qualified, downgraded or withdrawn as a result of such assignment and delegation; (iii) the Master Servicer or such Special Servicer, as applicable, shall not be released from its obligations under this Agreement that arose prior to the effective date of such assignment and delegation under this
Section 6.4; and (iv) the rate at which the Servicing Fee or Special Servicing Fee (or any component thereof) is calculated shall not exceed the rate in effect prior to such assignment and delegation. Upon acceptance of such assignment and delegation, the purchaser or transferee shall be the successor to the Master Servicer or such Special Servicer hereunder, as applicable.

                  Except as provided in this Section 6.4, neither the Master Servicer nor any Special Servicer shall resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer or a Special Servicer, as applicable, shall be evidenced by an Opinion of


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

Counsel (obtained at the resigning Master Servicer's expense) to such effect delivered to the Trustee.

                  No resignation or removal of the Master Servicer or a Special Servicer, as applicable, as contemplated by the preceding paragraphs shall become effective until the Trustee or a successor Master Servicer or Special Servicer, as applicable, shall have assumed the Master Servicer's or such Special Servicer's responsibilities, duties, liabilities and obligations hereunder.

                  SECTION 6.5. Rights of the Depositor and the Trustee in Respect of the Master Servicer and the Special Servicers.

                  Each of the Master Servicer and each of the Special Servicers shall afford the Depositor, the Rating Agencies, and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by it in respect of its rights and obligations hereunder and access to its officers responsible for such obligations. Upon request, each of the Master Servicer and each Special Servicer shall furnish to the Depositor, the Rating Agencies and the Trustee its most recent financial statements and such other information in its possession (which it is not prohibited by applicable law or contract from disclosing) regarding its business, affairs, property and condition, financial or otherwise, as shall be directly relevant to the performance of the obligations hereunder of the Master Servicer or such Special Servicer, as the case may be. Neither the Depositor nor the Trustee shall have any responsibility or liability for any action or failure to act by the Master Servicer or such Special Servicer and neither such Person is obligated to supervise the performance of the Master Servicer or such Special Servicer under this Agreement or otherwise.

                                  ARTICLE VII

                                    DEFAULT

                  SECTION 7.1.          Events of Default.

                  "Event of Default", wherever used herein, with respect to the Master Servicer or a Special Servicer, as applicable (except with respect to item (vii) in the case of the Special Servicers) means any one of the following events:

                  (i) any failure by the Master Servicer or such Special Servicer, as applicable, to remit to the Collection Account or any failure by the Master Servicer to remit to the Trustee for deposit into the


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

                           Distribution Accounts any amount required to be so remitted by the Master Servicer or such Special Servicer, as applicable, pursuant to and in accordance with the terms of this Agreement; or

                  (ii) any failure on the part of the Master Servicer or such Special Servicer, as applicable, duly to observe or perform in any material respect any other of the covenants or agreements, or the breach of any representations or warranties provided herein on the part of the Master Servicer or such Special Servicer, which, in either event, materially and adversely affects the interests of the Certificateholders, the Master Servicer, the applicable Special Servicer or the Trustee with respect to any Mortgage Loan and which, in either event, continues unremedied for a period of 30 days (or, with respect to the Group 1 Mortgage Loan or Copley Servicing Agreement, 65 days) after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Master Servicer or such Special Servicer by the Depositor or the Trustee, or to the Master Servicer or such Special Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the aggregate Voting Rights of any Class affected thereby; or

                  (iii) confirmation in writing by any of the Rating Agencies that the then-current rating assigned to any Class of Certificates will be withdrawn, downgraded or qualified if the Master Servicer or such Special Servicer, as applicable, is not removed as Master Servicer or Special Servicer, as applicable, hereunder; or

                  (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or such Special Servicer, as applicable, and such decree or order shall have remained in force, undischarged or unstayed, for a period of 60 days; or



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

                  (v) the Master Servicer or such Special Servicer, as applicable, shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or such Special Servicer, or of or relating to all or substantially all of the property of either the Master Servicer or such Special Servicer; or

                  (vi) the Master Servicer or such Special Servicer, as applicable, shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vii) the Master Servicer shall fail to make any Advance required to be made by the Master Servicer hereunder (whether or not the Trustee or the Fiscal Agent makes such Advance);

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of 25% of the aggregate Voting Rights of all Certificates, the Trustee shall, by notice in writing to the Master Servicer or such Special Servicer, as the case may be, terminate all of its respective rights and obligations under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than any rights it may have hereunder as a Certificateholder and any rights or obligations that accrued prior to the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement, plus interest at the Reimbursement Rate on such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination, and the right to the benefits of
Section 6.3 notwithstanding any such termination); provided, however, that in the event the Master Servicer and such Special Servicer are the same Person, the Trustee may, and at the written direction of the Holders of 25% of the aggregate Voting Rights of all Certificates, the Trustee shall require that any termination of the Master Servicer shall constitute a termination of such Special Servicer and vice versa. On or after the receipt by the Master Servicer or such Special Servicer, as the case may be, of such written notice, all of its authority and power under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section (notwithstanding any failure of the Trustee to satisfy the criterion set forth in Section 6.4) and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the defaulting Master Servicer or Special Servicer, as the case may be, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each of the Master Servicer and the Special Servicers, on behalf of itself, agrees in the event it is terminated pursuant to this Section 7.1 promptly (and in any event no later than ten Business Days subsequent to such notice) to provide, at its own expense, the Trustee or the successor Master Servicer or Special Servicer (if other than the Trustee) with all documents and records requested by the Trustee or the successor Master Servicer or Special Servicer (if other than the Trustee) to enable the Trustee or the successor Master Servicer or Special Servicer (if other than the Trustee) to assume its functions hereunder, and to cooperate with the Trustee and the successor to its responsibilities hereunder in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the prompt transfer to the successor Master Servicer or Special Servicer or the Trustee, as applicable, for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer or the Special Servicer to the Collection Account and any REO Account or Reserve Account or thereafter be received with respect to the Mortgage Loans, and shall promptly provide the Trustee or such successor Master Servicer or Special Servicer (which may include the Trustee), as applicable, all documents and records reasonably requested by it, such documents and records to be provided in such form as the Trustee or such successor Master Servicer or Special Servicer shall reasonably request (including electromagnetic form), to enable it to assume the defaulting Master Servicer's or Special Servicer's function hereunder. All reasonable costs and expenses of the Trustee and the successor Master Servicer or successor Special Servicer incurred in connection with the removal of the Master Servicer or a Special Servicer pursuant to this
Section 7.1, including transferring the Mortgage Files to the successor Master Servicer (or copies of the Mortgage Files relating to Specially Serviced Mortgage Loans to the Successor Special Servicer) and amending this Agreement to reflect such succession as Master Servicer or successor Special Servicer, shall be paid by the predecessor Master Servicer or Special Servicer upon presentation of reasonable documentation of such costs and expenses; provided, however, that if any such costs and expenses remain unpaid by the predecessor Master Servicer or Special Servicer within a reasonable time after presentation of such documentation, the Trustee and the successor Master Servicer or Special Servicer (if other than the Trustee) may be reimbursed from the Collection Account for such unpaid costs and expenses, which shall be deemed to be expenses of the Trust Fund.



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                  SECTION 7.2.          Trustee to Act; Appointment of
                                        Successor.

                  On and after the time the Master Servicer or a Special Servicer receives a notice of termination pursuant to Section 7.1, the Trustee shall be its successor in such capacity in all respects under this Agreement and the transactions set forth or provided for herein and, except as provided herein, shall be subject to all the responsibilities, duties, limitations on liability and liabilities relating thereto and arising thereafter placed on the Master Servicer or such Special Servicer by the terms and provisions hereof; provided, however, that (i) the Trustee shall have no responsibilities, duties, liabilities or obligations with respect to any act or omission of the Master Servicer or of such Special Servicer and (ii) any failure to perform, or delay in performing, such duties or responsibilities caused by the terminated party's failure to provide, or delay in providing, records, tapes, disks, information or monies shall not be considered a default by any successor hereunder. The appointment of a successor Master Servicer or Special Servicer shall not affect any liability of the predecessor Master Servicer or Special Servicer, as applicable, which may have arisen prior to its termination as Master Servicer or Special Servicer. The Trustee shall not be liable for any of the representations and warranties of such terminated Master Servicer or Special Servicer herein or in any related document or agreement, for any acts or omissions of the predecessor Master Servicer or Special Servicer, as applicable, or for any losses incurred in respect of any Permitted Investment by the Master Servicer pursuant to Section 3.9 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefore, the Trustee as successor Master Servicer or Special Servicer shall be entitled to all Servicing Compensation relating to the Mortgage Loans that accrue after the date of the Trustee's succession to which the predecessor Master Servicer or Special Servicer would have been entitled if the predecessor Master Servicer or Special Servicer, as applicable, had continued to act hereunder. Unless otherwise agreed to in writing by the Master Servicer and the Trustee, in the event any Advances made by the Master Servicer, the Fiscal Agent or the Trustee shall at any time be outstanding, or any amounts of interest thereon shall be accrued and unpaid, all amounts available to repay Advances and interest hereunder shall be applied entirely to the Advances made by the Trustee and the Fiscal Agent (and the accrued and unpaid interest thereon), until such Advances made by the Trustee and the Fiscal Agent (and accrued and unpaid interest thereon) shall have been repaid in full. In addition to the foregoing, any successor Master Servicer (which, for the purposes of this sentence, shall not include the Trustee) shall be required to allocate funds available for the payment of unreimbursed Advances (with interest thereon at the Reimbursement Rate) on a first in, first out basis, which results in the payment of unreimbursed Advances (with interest thereon at the Reimbursement
Rate) first to the predecessor Master Servicer. Notwithstanding the above, the Trustee may, if it shall be


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unwilling to so act, or shall, if it is unable to so act, or if the Holders of
Certificates entitled to a majority of the aggregate Voting Rights so request in writing to the Trustee, or if neither the Trustee nor the Fiscal Agent is rated by each Rating Agency in one of its two highest long-term senior unsecured debt rating categories, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any Class of Certificates as evidenced in writing by each Rating Agency, as the successor to the terminated Master Servicer or Special Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the terminated Master Servicer or Special Servicer hereunder. No appointment of a successor to the terminated Master Servicer or Special Servicer hereunder shall be effective until the assumption by such successor of all such terminated Master Servicer's or Special Servicer's responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the terminated Master Servicer or Special Servicer hereunder, unless the Trustee shall be prohibited by law from so acting, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the terminated party hereunder. The Depositor, the Trustee, the Master Servicer, the Special Servicers and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  SECTION 7.3.          Notification to Certificateholders.

                  (a) Upon any termination pursuant to Section 7.1 above or appointment of a successor to the Master Servicer or a Special Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                  (b) Within 5 days after the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit by mail to all Holders of Certificates and to each Rating Agency notice of such Event of Default, unless such Event of Default shall have been cured or waived.



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                  SECTION 7.4.          Other Remedies of Trustee.

                  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.1, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). In such event, the legal fees, expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Trustee shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.7(v). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                  SECTION 7.5.          Waiver of Past Events of Default;
                                        Termination.

                  The Holders of Certificates evidencing not less than 66-2/3% of the aggregate Voting Rights of the Certificates may, on behalf of all Holders of Certificates, waive any default by the Master Servicer or a Special Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to (including P&I Advances) or payments from the Collection Account or the Distribution Accounts or in remitting payments as received, in each case in accordance with this Agreement. Upon any such waiver of a past default and the reimbursement to the Trustee of all reasonable costs and expenses incurred by it in connection with such default prior to such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.






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                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                  SECTION 8.1.          Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no permissive right of the Trustee shall be construed as a duty. During the continuance of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that, the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument provided to it hereunder by the Master Servicer, the Special Servicer, the Depositor or the Paying Agent. If any such instrument is found not to conform on its face to the requirements of this Agreement in a material manner, the Trustee shall report such finding to the presenting party and request a correction of such instrument.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that the foregoing shall be subject to Section 8.2; and provided, further, that:

                  (i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the


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                           performance of such duties and obligations as are
                           specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements, reports, opinions, documents, orders or other instruments furnished to the Trustee that conform on their face to the requirements of this Agreement without responsibility for investigating the contents thereof;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to a majority of the aggregate Voting Rights (or such other percentage as is specified herein) of each affected Class, or of the aggregate Voting Rights of the Certificates, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

                  (iv) Except as provided in the succeeding sentence, the Trustee shall not be charged with knowledge of any failure by the Depositor to comply with the obligations of the Depositor hereunder or any failure of the Master Servicer or the Special Servicer to comply with the obligations of the Master Servicer or the Special Servicer referred to in clause (i), (ii) or (vii) of Section 7.1, or of any breach or occurrence referred to in clause (iii) through (vi) of Section 7.1, as the case may be, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure, breach or occurrence. The Trustee shall be deemed to have actual knowledge of the Master Servicer's failure to comply with its obligations listed in clause (i) of
                           Section 7.1 (except with respect to remittances to the Collection Account), but only to the extent


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

                           that the Master Servicer fails to remit the amounts set forth in the Master Servicer Remittance Report, or to provide scheduled reports, certificates and statements when and as required to be delivered to the Trustee pursuant to this Agreement.

                  (v) The Trustee and the Fiscal Agent shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective duties as Trustee and Fiscal Agent in accordance with this Agreement (and, if either does, all legal expenses and costs of such action shall be expenses and costs of the Trust Fund, and the Trustee and the Fiscal Agent shall be entitled to be reimbursed therefor from the Collection Account, unless such legal action arises out of the negligence or bad faith of the Trustee or the Fiscal Agent, as the case may be, or any breach of a representation, warranty or covenant of the Trustee or the Fiscal Agent, as the case may be, contained herein.

                  (vi) The execution by the Trustee of any forms or plans of liquidation in connection with REMIC I, REMIC I or REMIC III shall not constitute a representation by the Trustee as to the adequacy of such form or plan of liquidation.

                  The Trustee, in its capacity as Trustee, shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if in the Trustee's opinion the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Special Servicer under this Agreement, except pursuant to Sections 3.24 or 4.6 or during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer or the Special Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to post any surety or bond of any kind in connection with its performance of its obligations under this Agreement.



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                  SECTION 8.2.          Certain Matters Affecting the Trustee.

                  (a)      Except as otherwise provided in Section 8.1:

                  (i) The Trustee may request and/or rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any such party or parties;

                  (ii) The Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (iii) (A) The Trustee shall be under no obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; (B) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; provided, however, that subject to the foregoing clause (A), nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) of which a Responsible Officer of the Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;



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

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to a majority (or such other percentage as is specified herein) of the aggregate Voting Rights of any affected Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such investigation shall be paid by the Master Servicer or the applicable Special Servicer if an Event of Default shall have occurred and be continuing relating to the Master Servicer or such Special Servicer, respectively, and otherwise by the Certificateholders requesting the investigation; and

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided that the Trustee shall not otherwise be relieved of its duties and obligations hereunder.

                  (b) Following the Start-up Day, the Trustee shall not, except as expressly required by any provision of this Agreement, accept any contribution of assets to the Trust Fund unless the Trustee shall have received an Opinion of Counsel (the costs of obtaining such opinion to be borne by the Person requesting such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject REMIC I, REMIC II or REMIC III to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.



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

                  (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Depositor pursuant to this Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

                  SECTION 8.3. Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates shall not be taken as the statements of the Trustee, the Fiscal Agent, the Master Servicer or the Special Servicers and the Trustee, the Fiscal Agent, the Special Servicers and the Master Servicer assume no responsibility for their correctness. The Trustee, the Fiscal Agent, the Master Servicer and the Special Servicers make no representations or warranties as to the validity or sufficiency of this Agreement (other than, assuming the validity and enforceability thereof with respect to each other party thereto, as to the validity and enforceability thereof with respect to the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicers, as the case may be), of the Certificates, or any private placement memorandum or prospectus used to offer the Certificates for sale or the validity, enforceability or sufficiency of any Mortgage Loan or related document. The Trustee and the Fiscal Agent shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. Without limiting the foregoing, neither the Trustee nor the Fiscal Agent shall be liable or responsible for: the existence, condition and ownership of any Mortgaged Property; the existence of any hazard or other insurance thereon (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.2) or the enforceability thereof; the existence of any Mortgage Loan or the contents of the related Mortgage File on any computer or other record thereof (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Master Servicer or a Special Servicer pursuant to Section 7.2); the validity of the assignment of any Mortgage Loan to the Trust Fund or of any


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

intervening assignment; the completeness of any Mortgage File; the performance or enforcement of any Mortgage Loan (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Master Servicer or a Special Servicer pursuant to Section 7.2); the compliance by the Depositor, the Master Servicer or a Special Servicer with any warranty accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or a Special Servicer or any loss resulting therefrom, it being understood that the Trustee only shall remain responsible for any Trust Fund property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer or the Special Servicers (other than, with respect to the Trustee only and then only with respect to the Master Servicer or the Special Servicers, if the Trustee shall assume the duties of the Master Servicer or the Special Servicers pursuant to Section 7.2) or any subservicer or any Borrower; any action of the Master Servicer or a Special Servicer (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Master Servicer or a Special Servicer pursuant to Section 7.2) or any subservicer taken in the name of the Trustee, except with respect to the Trustee, to the extent such action is taken at the express written direction of the Trustee without consultation with or direction by the Master Servicer or the Certificateholders; the failure of the Master Servicer or a Special Servicer or any subservicer to act or perform any duties required of it on behalf of the Trust Fund or the Trustee hereunder; or any action by or omission of the Trustee taken at the instruction of the Master Servicer or a Special Servicer (other than in each case, with respect to the Trustee only, if the Trustee shall assume the duties of the Master Servicer or a Special Servicer pursuant to Section 7.2) unless the taking of such action is not permitted by the express terms of this Agreement; provided, however, that the foregoing shall not relieve the Trustee or the Fiscal Agent of its obligation to perform its duties as specifically set forth in this Agreement. Under no circumstances shall the Fiscal Agent be liable under any of the circumstances described in the preceding sentence. The Trustee and the Fiscal Agent shall not be accountable for the use or application by the Depositor, the Master Servicer or a Special Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, the Master Servicer or a Special Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account, or the Distribution Accounts by the Depositor, the Master Servicer or a Special Servicer. The Trustee (unless the Trustee shall have become the successor Master Servicer and the Master Servicer has such responsibility hereunder) or the Fiscal Agent shall have no responsibility for (A) filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to


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record this Agreement, (B) seeing to any insurance, (C) seeing to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Fund, or (D) confirming or verifying the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties. In making any calculation hereunder which includes as a component thereof the payment or distribution of interest for a stated period at a stated rate "to the extent permitted by applicable law," the Trustee shall assume that such payment is so permitted unless a Responsible Officer of the Trustee has actual knowledge, or receives an Opinion of Counsel (at the expense of the Person asserting the impermissibility) to the effect, that such payment is not permitted by applicable law.

                  SECTION 8.4.          Trustee and Fiscal Agent May Own
                                        Certificates.

                  The Trustee and the Fiscal Agent in their individual capacities or any other capacity may become the owner or pledgee of Certificates, and may deal with the Depositor, the Master Servicer and the Special Servicers in banking transactions, with the same rights each would have if it were not Trustee or Fiscal Agent.

                  SECTION 8.5.          Payment of Trustee's Fees and Expenses;
                                        Indemnification.

                  (a) The Trustee or any successor Trustee shall be entitled to receive from amounts on deposit in the Collection Account on each Distribution Date the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. The Trustee Fee may be deposited by the Trustee in the REMIC I Distribution Account and withdrawn therefrom at the Trustee's discretion. The Trustee shall pay the routine fees and expenses of the Certificate Registrar, the Paying Agent, the Custodian and the Authenticating Agent. The Trustee's rights to the Trustee Fee may not be transferred in whole or in part except in connection with the transfer of all of the Trustee's responsibilities and obligations under this Agreement.

                  (b) The Master Servicer and the Special Servicers covenant and agree to pay or reimburse the Trustee for the reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with any transfer of the servicing responsibilities of the Master Servicer or the Special Servicer, as applicable hereunder, pursuant to or otherwise arising from the resignation or removal of the Master Servicer or a Special Servicer, as applicable, in accordance with any of the provisions of this Agreement (and including the reasonable fees and expenses and disbursements of its counsel and all other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the negligence or bad faith of the Trustee.

                  (c) Each of the Depositor, the Paying Agent, the Certificate Registrar, the Custodian and the Master Servicer (the Indemnitors") shall indemnify the Trustee and the Fiscal Agent and their respective Affiliates and each of the directors, officers, employees and agents of the Trustee, the Fiscal Agent and their respective Affiliates and Persons who control the Trustee and the Fiscal Agent within the meaning of 1934 Act (each, an "Indemnified Party"), and hold each of them harmless against any, and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses (such costs, fees and expenses, the "Expenses") that the Indemnified Party may sustain in connection with this Agreement related to each such party's respective willful misconduct, bad faith, fraud, misrepresentation and/or negligence in the performance of its respective duties hereunder or by reason of negligent disregard of its respective obligations and duties hereunder (including in the case of the Master Servicer or any agent of the Master Servicer). The Indemnitors shall reimburse each Indemnified Party promptly upon such Indemnified Party's incurrence of an Expense.

                  (d) The Trust Fund shall indemnify each Indemnified Party from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) (such losses, liabilities, damages, claims or expenses, the "Costs") arising in respect of this Agreement or the Certificates, in each case to the extent, and only to the extent, such payments are expressly reimbursable under this Agreement or are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii), other than (i) those resulting from the negligence, misrepresentation, fraud, bad faith or willful misconduct of the Trustee or the Fiscal Agent and (ii) those as to which such Indemnified Party is entitled to indemnification pursuant to Section 8.5(c). The term "unanticipated expenses incurred by a REMIC" shall include any fees, expenses and disbursements of any separate trustee or co-trustee appointed hereunder, only to the extent such fees, expenses and disbursements were not reasonably anticipated as of the Closing Date and the losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) incurred or advanced by an Indemnified Party in connection with any litigation arising out of this Agreement, including, without limitation, under
Section 2.3, Section 3.2(a) (in connection with the grant of a power of attorney by the Trustee to the persons


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

specified in such Section), Section 3.11, the third paragraph of Section 3.13,
Section 8.11, Section 4.7, Section 5.1, and Section 7.1. The right of reimbursement of the Indemnified Parties under this Section 8.5(d) shall be senior to the rights of all Certificateholders. The Trust Fund shall reimburse each Indemnified Party promptly upon such Indemnified Party's incurrence of a Cost.

                  (e) Notwithstanding anything herein to the contrary, this
Section 8.5 shall survive the termination or maturity of this Agreement or the resignation or removal of the Trustee and the Fiscal Agent as regards rights accrued prior to such resignation or removal and (with respect to any acts or omissions during their respective tenures) the resignation, removal or termination of the Master Servicer, any Special Servicer, the Paying Agent, the Certificate Registrar or the Custodian.

                  (f) This Section 8.5 shall be expressly construed to include, but not be limited to, such indemnities, compensation, expenses, disbursements, advances, losses, liabilities, damages and the like, as may pertain or relate to any environmental law or environmental matter.

                  SECTION 8.6.          Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, having a combined capital and surplus of at least $50,000,000 and a rating on its unsecured senior long-term debt of at least "AA" from S&P and at least "Aa2" from Moody's (unless a Fiscal Agent is appointed and acting hereunder that has a long-term senior unsecured debt rating that is at least "AA" from S&P and "Aa2" from Moody's (without regard to any plus or minus)), unless each of the Rating Agencies has confirmed in writing that a lower rating shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates and subject to supervision or examination by federal or state authority and shall not be an Affiliate of the Depositor, the Mortgage Loan Seller, the Master Servicer or any Special Servicer (except during any period when the Trustee has assumed the duties of the Master Servicer or a Special Servicer, as applicable, pursuant to Section 7.2). If a corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In the event that the place of business from which the
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the Trust Fund is a state or local jurisdiction that imposes a tax on the Trust
Fund or the net income of a REMIC (other than a tax corresponding to a tax imposed under the REMIC Provisions) the Trustee shall elect, at its sole discretion, either to (i) resign immediately in the manner and with the effect specified in Section 8.7, (ii) pay such tax and continue as Trustee or (iii) administer the Trust Fund from a state and local jurisdiction that does not impose such a tax. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.7.

                  SECTION 8.7.          Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, each Special Servicer and each Rating Agency. Upon such notice of resignation, the Fiscal Agent shall also be deemed to have been removed and, accordingly, the Master Servicer shall promptly appoint a successor Trustee, which appointment of successor Trustee shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by the Rating Agencies to any Class of the Certificates as confirmed in writing by each of the Rating Agencies, and a successor Fiscal Agent, which, if the successor Trustee is not rated by each Rating Agency in one of its two highest long-term unsecured debt rating categories, shall be confirmed in writing by each of the Rating Agencies that such appointment of successor Fiscal Agent shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates by written instrument, in triplicate, which instrument shall be delivered to the resigning Trustee, with a copy to the fiscal agent deemed removed, and the successor Trustee and successor Fiscal Agent. Notwithstanding the foregoing, if no successor Trustee and Fiscal Agent shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee and departing Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor Trustee and successor Fiscal Agent.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.6 and shall fail to resign after written request therefor by the Depositor or Master Servicer, or if at any time the Trustee or the Fiscal Agent shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Fiscal Agent or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Fiscal Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Master Servicer may remove the Trustee and the Fiscal Agent and


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shall promptly appoint a successor Trustee and successor Fiscal Agent by written instrument, which shall be delivered to the Trustee and the Fiscal Agent so removed and to the successor Trustee and successor Fiscal Agent.

                  The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and the Fiscal Agent (and any removal of the Trustee shall be deemed to be a removal also of the Fiscal Agent) and appoint a successor Trustee and successor Fiscal Agent (each meeting the requirements of Section 8.8) by written instrument or instruments, in eight originals, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Master Servicer, one complete set to each Special Servicer, one complete set to the Trustee so removed, one complete set to the Fiscal Agent deemed removed, one complete set to the successor Trustee so appointed and one complete set to the successor Fiscal Agent so appointed. No such removal shall be effective until the Trustee and Fiscal Agent receive payment or reimbursement of (i) all fees, costs and expenses owed to them prior to the effectiveness of such removal, the costs and expenses incurred by them in connection with such removal and transfer of documents contemplated in Section 8.8, and (ii) unreimbursed Advances and interest thereon at the Reimbursement Rate to the date of reimbursement.

                  In the event of the resignation or removal of the Trustee, the Fiscal Agent shall be entitled to resign, it being understood that the initial Fiscal Agent shall not be obligated to act in such capacity hereunder at any time that LaSalle National Bank is not the Trustee.

                  Any resignation or removal of the Trustee and Fiscal Agent and appointment of a successor Trustee and, if such trustee is not rated by each Rating Agency in one of its two highest long-term unsecured debt rating categories, a successor Fiscal Agent pursuant to any of the provisions of this
Section 8.7 shall not become effective until acceptance of appointment by the successor Trustee and, if necessary, Fiscal Agent as provided in Section 8.8.

                  SECTION 8.8.          Successor Trustee.

                  Any successor Trustee and any successor Fiscal Agent appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Depositor and to the predecessor Trustee and predecessor Fiscal Agent, as the case may be, instruments accepting their appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee and predecessor Fiscal Agent shall become effective and such


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successor Trustee and successor Fiscal Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein, provided that each Rating Agency shall have confirmed in writing that the appointment of such successor Trustee and successor Fiscal Agent shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor, the predecessor Trustee and predecessor Fiscal Agent shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee and successor Fiscal Agent all such rights, powers, duties and obligations. No successor Trustee or successor Fiscal Agent shall accept appointment as provided in this Section 8.8 unless at the time of such acceptance such successor Trustee or successor Fiscal Agent shall be eligible under the provisions of Section 8.6.

                  Upon acceptance of appointment by a successor Trustee or successor Fiscal Agent as provided in this Section 8.8, the successor Trustee shall mail notice of the succession of such Trustee and Fiscal Agent hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

                  SECTION 8.9.          Merger or Consolidation of Trustee.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Any Person into which the Fiscal Agent may be merged or converted or with which it may be consolidated or any corporation or bank resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Fiscal Agent shall be the successor of the Fiscal Agent hereunder, provided that such corporation or bank shall be eligible under the provisions of Section 8.6 without the execution or filing of any paper or any farther act on the part of any of the parties hereto, anything to the contrary notwithstanding.



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                  SECTION 8.10.         Appointment of Co-Trustee or Separate
                                        Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act (at the expense of the Trustee) as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall no longer be in existence or shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. Except as required by applicable law, the appointment of a co-trustee or separate trustee shall not relieve the Trustee of its responsibilities hereunder. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 8.6 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.8.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

                  No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that if the Depositor is no longer in existence, or if the


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

separate trustee or co-trustee is an employee of the Trustee, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Every such instrument shall be filed with the Trustee. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. In no event shall any such separate trustee or co-trustee be entitled to any provision relating to the conduct of, affecting the liability of, or affording protection to such separate trustee or co-trustee that imposes a standard of conduct less stringent than that imposed on the Trustee hereunder, affording greater protection than that afforded to the Trustee hereunder or providing a greater limit on liability than that provided to the Trustee hereunder.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts hereunder shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 8.11.         Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent to execute and to authenticate Certificates. The Authenticating Agent must be acceptable to the Depositor and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or any state, having a principal office and place of business in a state and city acceptable to the Depositor and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. The Trustee shall serve as the initial Authenticating Agent and the Trustee hereby accepts such appointment.



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

                  Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor, each Special Servicer and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent, the Depositor, each Special Servicer and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer and the Depositor, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

                  The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. The Trustee shall pay the Authenticating Agent reasonable compensation from its own funds.

                  SECTION 8.12.         Appointment of Custodians.

                  The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000, shall have a long-term senior unsecured debt rating of at least "BBB" from S&P and at least "Baa2" from Moody's Agency, unless each of the Rating Agencies has confirmed in writing that a lower rating shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates, and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be


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

amended only as provided in Section 10.7. The Trustee shall pay the Custodian reasonable compensation from its own funds. The Trustee shall serve as the initial Custodian.

                  SECTION 8.13. Fiscal Agent Appointed; Concerning the Fiscal Agent.

                  (a) The Trustee hereby appoints ABN AMRO Bank N.V. as the initial Fiscal Agent hereunder for the purposes of exercising and performing the obligations and duties imposed upon the Fiscal Agent by Sections 3.24 and 4.6.

                  (b) The Fiscal Agent undertakes to perform such duties and only such duties as are specifically set forth in Sections 3.24 and 4.6.

                  (c) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent failure to act, bad faith or its own willful misfeasance; provided, however, that (i) the duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of Sections 3.24 and 4.6, the Fiscal Agent shall not be liable except for the performance of such duties and obligations, no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent and, in the absence of bad faith on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth and correctness of the statements or conclusions expressed therein, upon any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Fiscal Agent by any Person and which on their face do not contradict the requirements of this Agreement, and (ii) the provisions of clauses (ii), (iv) and the last paragraph of Section 8.1(c) shall apply to the Fiscal Agent.

                  (d) Except as otherwise provided in Section 8.1(c), the Fiscal Agent also shall have the benefit of provisions of clauses (i), (ii),
(iii) (other than the proviso thereto), (iv), (v) (other than the proviso thereto) and (vi) of Section 8.2(a).

                                   ARTICLE IX

                                  TERMINATION

                  SECTION 9.1.          Termination.

                  (a) The respective obligations and responsibilities of the Master Servicer, the Special Servicers, the Depositor, the Trustee and the Fiscal Agent created hereby with respect to the Certificates (other than the obligation to make certain


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

payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to this Article IX on the Termination Date; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

                  (b) The Trust Fund, REMIC I, REMIC II and REMIC III shall be terminated and the assets of the Trust Fund shall be sold or otherwise disposed of in connection therewith, only pursuant to a "plan of complete liquidation" within the meaning of Code Section 860F(a)(4)(A) providing for the actions contemplated by the provisions hereof pursuant to which the applicable Notice of Termination is given and requiring that the Trust Fund, REMIC I, REMIC II and REMIC III shall terminate on a Distribution Date occurring not more than 90 days following the date of adoption of the plan of complete liquidation. For purposes of this Section 9.1(b), the Notice of Termination given pursuant to Sections 9.1(c) shall constitute the adoption of the plan of complete liquidation as of the date such notice is given, which date shall be specified by the Trustee in the final federal income tax returns of REMIC I, REMIC II and REMIC III pursuant to Treasury Regulations Section 1.860F-1.

                  (c) Subject to Section 9.2, the Master Servicer, the Group 2 Special Servicer or the Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior Notice of Termination given to the Trustee and the Master Servicer any time on or after the Early Termination Notice Date specifying the Anticipated Termination Date, by purchasing on the related Remittance Date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

                  (i)      the sum of

                           (A) 100% of the unpaid principal balance of each Mortgage Loan (other than REO Mortgage Loans) included in the Trust Fund as of the last day of the month preceding such Distribution Date (less any Advances previously made on account of principal);

                           (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding


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

                                    such Distribution Date, as determined by an Updated Appraisal performed by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                           (C)      all unpaid interest accrued on such
                                    principal balance of each such Mortgage
                                    Loan (including for this purpose any
                                    Mortgage Loan as to which title to the
                                    related Mortgaged Property has been
                                    acquired) at the Mortgage Rate to the last day of the month preceding such Distribution Date (less any Advances previously made on account of interest);

                           (D) the aggregate amount of unreimbursed Advances (with interest thereon at the Reimbursement Rate), unpaid Servicing Compensation. unpaid Trustee Fees and unpaid Trust Fund expenses; or

                  (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent financial advisory or investment banking or investment brokerage firm acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates and disposition expenses.

                  All costs and expenses incurred by any party to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to this Section 9.1(c) shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to this subsection (c).

                  (d) If the Trust Fund has not been previously terminated pursuant to subsection (c) of this Section 9.1, the Trustee shall determine as soon as practicable the Distribution Date on which the Trustee reasonably anticipates, based on information with respect to the Mortgage Loans previously provided to it, that the final distribution will be made (i) to the Holders of outstanding Regular Certificates, and to the Trustee


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

in respect of the REMIC I and REMIC II Interests notwithstanding that such distribution may be insufficient to distribute in full the Certificate Balance of each Certificate or REMIC I or REMIC II Interest, together with amounts required to be distributed on such Distribution Date pursuant to Section 4.1,
4.2 or 4.3 as applicable, or (ii) if no such Classes of Certificates are then outstanding, to the Holders of the Class R-III Certificates in accordance with
Section 4.3, in either case, following the later to occur of (A) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund or (B) the liquidation or disposition pursuant to Section 3.20 of the last asset held by the Trust Fund.

                  (e) Notice of any termination of the Trust Fund pursuant to this Section 9.1 shall be mailed by the Trustee to affected Certificateholders with a copy to the Master Servicer and the Special Servicers and each Rating Agency at their addresses shown in the Certificate Registrar as soon as practicable after the Trustee shall have received, given or been deemed to have received a Notice of Termination but in any event prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

                  (i) specify the Anticipated Termination Date on which the final distribution is anticipated to be made to Holders of Certificates of the Classes specified therein;

                  (ii) specify the amount of any such final distribution, if known; and

                  (iii)    state that the final distribution to
                           Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Paying Agent therein specified.

If the Trust Fund is not terminated on any Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

                  (f) Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 9.1 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last


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

addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds in trust and of contacting Certificateholders shall be paid out of such funds. If within two years after the second notice, any such Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R-III Certificateholders all amounts distributable to the Holders thereof and none of the Paying Agent, the Trustee or the Certificate Registrar shall have further responsibility therefor. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.1.

                  SECTION 9.2.          Additional Termination Requirements.

                  In the event that the Group 2 Special Servicer, the Master Servicer or the Depositor exercises its purchase option as provided in Section 9.1(c), the Trust Fund shall be terminated in accordance with the following additional requirements: provided that the Trustee has received from the Group 2 Special Servicer, the Master Servicer or the Depositor, as appropriate, an Opinion of Counsel or other evidence to the effect that the termination of the Trust Fund (i) will constitute a "qualified liquidation" of each of REMIC I, REMIC II and REMIC III within the meaning of Code Section 860F(a)(4)(A-3) and
(ii) will not subject REMIC I, REMIC II or REMIC III to tax or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding.


                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

                  SECTION 10.1.         Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.



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

                  SECTION 10.2.         Limitation on Rights of
                                        Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or the Mortgage Loans, unless, with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates representing a majority of the aggregate Voting Rights allocated to each affected Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates of such Class. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 10.3.         Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 10.4.         Notices.

                  All demands, notices and communications hereunder shall be in writing, shall be deemed to have been given upon receipt (or, in the case of notice by facsimile transmission, upon confirmation of receipt) as follows:



                           If to the Trustee or the Fiscal Agent, to:

                  LaSalle National Bank or ABN AMRO Bank N.V.
                                    135 South LaSalle Street
                                    Suite 1625
                                    Chicago, Illinois  60674-4107
                                    Attention:  Asset - Backed Securities
                                                Trust Services,
                                                CMAC 1997-ML1
                                    Fax No.: (312) 904-2084

                           If to the Depositor, to:

                                    Commercial Mortgage Acceptance Corp.
                                    210 West 10th Street
                                    6th Floor
                                    Kansas City, Missouri 64105
                                    Attention:  Alan L. Atterbury
                                    Fax No.:  (816) 435-2326

                           With copies to:

                                    Morrison & Hecker L.L.P.
                                    2600 Grand Avenue
                                    Kansas City, Missouri 64108-4606
                                    Attention: William A. Hirsch, Esq.
                                    Fax No.: (816) 474-4208

                           If to the Master Servicer, to:

                                    Midland Loan Services, L.P.
                                    210 West 10th Street
                                    6th Floor
                                    Kansas City, Missouri 64105
                                    Attention: Alan L. Atterbury
                                    Fax No.:  (816) 435-2326

                           With copies to:

                                    Morrison & Hecker L.L.P.
                                    2600 Grand Avenue
                                    Kansas City, Missouri 64108-4606
                                    Attention: William A. Hirsch, Esq.
                                    Fax No.: (816) 474-4208

                           If to the Group 1 Special Servicer, to:

                                    Midland Loan Services, L.P.
                                    210 West 10th Street
                                    6th Floor
                                    Kansas City, KA 64105
                                    Attention:  Alan L. Atterbury
                                    Fax No.:  (816) 435-2326

                           With copies to:

                                    Morrison & Hecker L.L.P.
                                    2600 Grand Avenue
                                    Kansas City, Missouri 64108-4606
                                    Attention: William A. Hirsch, Esq.
                                    Fax No.: (816) 474-4208

                           If to the Group 2 Special Servicer, to:

                                    CRIIMI MAE Limited Partnership:
                                    11200 Rockville Pike
                                    Rockville, Maryland  20852
                                    Attention:
                                    Fax No.:

                           If to the NOM Special Servicer, to

                                    CRIIMI MAE Limited Partnership
                                    11200 Rockville Pike
                                    Rockville, Maryland  20852
                                    Attention:
                                    Fax No.:

                           If to the Mortgage Loan Seller, to:

                                    Merrill Lynch Mortgage Capital Inc.
                                    World Financial Center, North Tower
                                    250 Vesey Street
                                    New York, New York  10281
                                    Attention:

                                    Fax No.:

                           If to any Certificateholder, to:

                                    the address set forth in the
                                    Certificate Register,

or, in the case of the parties to this Agreement, to such other address as such party shall specify by written notice to the other parties hereto.

                  SECTION 10.5.         Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 10.6.         Notice to the Depositor and Each Rating
                                        Agency.

                  (a) The Trustee shall use its best efforts to promptly provide written notice to the Depositor and each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

                  (i)      any material change or amendment to this Agreement;

                  (ii) the occurrence of any Event of Default that has not been cured;

                  (iii) the merger, consolidation, resignation or termination of the Master Servicer, Special Servicer, Trustee or Fiscal Agent;

                  (iv) the repurchase of Mortgage Loans pursuant to Section 2.3(d);

                  (v)      the final payment to any Class of
                           Certificateholders;

                  (vi)     each report to Certificateholders described in
                           Section 4.4;

                  (b) The Master Servicer and each Special Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (i) each of its annual statements as to compliance described in Section 3.16;

                  (ii) each of its annual independent public accountants' servicing reports described in Section 3.17.

                  (iii) annual reports of each Borrower with respect to the net operating income and occupancy rates required to be delivered by the related Mortgage and actually received by the Master Servicer or such Special Servicer, if applicable, pursuant thereto to the extent consistent with applicable law and the related Mortgage Loan Documents.

                  (c) Each Special Servicer shall furnish each Rating Agency with such information with respect to any Specially Serviced Mortgage Loan specially serviced by it as such Rating Agency shall request and which such Special Servicer can obtain to the extent consistent with applicable law and the related Mortgage Loan Documents.

                  (d) Notices to each Rating Agency shall be addressed as follows:


                           Standard & Poor's Ratings Service
                           25 Broadway
                           New York, New York 10004
                           Attention:

                           Moody's Investor Services, Inc.
                           99 Church Street
                           New York, New York 10007
                           Attention: Commercial Mortgage Surveillance

or in each case to such other address as any Rating Agency shall specify by written notice to the parties hereto.

                  SECTION 10.7.         Amendment.

                  This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Group 1 Special Servicer, the Group 2 Special Servicer, the NOM Special Servicer, the Trustee and the Fiscal Agent, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein that may be inconsistent with any other provisions herein or therein, (iii) to amend any provision hereof to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Regular Certificates by each Rating Agency, or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement and will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing and, in all cases, which, as evidenced by an Opinion of Counsel at the expense of the party (other than the Trustee, unless such amendment modifies the obligations, duties or rights of the Trustee in a manner favorable to the Trustee) requesting such amendment, shall not adversely affect in any material respect the interests of any Certificateholder.

                  This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Group 1 Special Servicer, the Group 2 Special Servicer, the NOM Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of each of the Classes of Regular Certificates representing not less than 662/3% of the aggregate Voting Rights allocated to all Classes of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                  (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of each affected Certificateholder;

                  (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under this Agreement, without the consent of the Holders of all Certificates then outstanding; or

                  (iii) alter the obligations of the Master Servicer, the Trustee or the Fiscal Agent to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Voting Rights of the Class or Classes affected thereby.

                  Further, the Depositor, the Master Servicer, the Group 1 Special Servicer, the Group 2 Special Servicer, the NOM Special Servicer the Trustee and the Fiscal Agent, at any time and from time to time, without the consent of the Certificateholders, may amend this Agreement or any Custodial Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of REMIC I, REMIC II and REMIC III as three separate REMICs, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

                  In the event that neither the Depositor nor the successor thereto, if any, is in existence, any amendment under this Section 10.7 shall be effective with the consent in writing of the Trustee, the Fiscal Agent, the Master Servicer, the Group 1 Special Servicer, the Group 2 Special Servicer, the NOM Special Servicer, and, to the extent required by this Section, the Certificateholders and each Rating Agency.

                  Promptly after the execution of any amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency (with a copy of such amendment to each Rating Agency).

                  It shall not be necessary for the consent of Certificateholders under this Section 10.7 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The method of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe; provided, however, that such method shall always be by affirmation and in writing.

                  Notwithstanding any contrary provision of this Agreement, no amendment shall be made to this Agreement or any Custodial Agreement unless the Master Servicer and the Trustee shall have received an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in the first sentence of this Section, then at the expense of the Trust Fund), to the effect that such amendment will not cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or cause a tax to be imposed on the Trust Fund under the REMIC Provisions (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property).

                  Prior to the execution of any amendment to this Agreement or any Custodial Agreement, the Trustee, the Fiscal Agent, the Special Servicers and the Master Servicer shall be entitled to receive and rely conclusively upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause
(i), (ii) or (iv) (which do not modify the obligations, duties or rights of the Trustee in a manner favorable to the Trustee) of the first sentence of this Section, then at the expense of the Trust Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

                  SECTION 10.8.         Confirmation of Intent.

                  It is the express intent of the parties hereto that the conveyance of the Trust Fund (including the Mortgage Loans) by the Depositor to the Trustee on behalf of Certificateholders as contemplated by this Agreement and the sale by the Depositor of the Certificates be, and be treated for all purposes as, a sale by the Depositor of the undivided portion of the beneficial interest in the Trust Fund represented by the Certificates. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Trust Fund by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to continue to be property of the Depositor then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Trust Fund provided for herein shall be deemed to be a grant by the Depositor to the Trustee on behalf of Certificateholders of a first priority security interest in all of the Depositor's right, title and interest in and to the Trust Fund and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee (or the Custodian or any other agent on its behalf) of Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Missouri and Illinois Uniform Commercial Codes; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Trustee pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Depositor shall, and upon the request of the Master Servicer, the Trustee shall, to the extent consistent with this Agreement (and at the expense of the Trust Fund), take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. It is the intent of the parties that such a security interest would be effective whether any of the Certificates are sold, pledged or assigned.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         COMMERCIAL MORTGAGE
                                         ACCEPTANCE  CORP., as
                                         Depositor


                                         By:
                                            ----------------------
                                                  Name:
                                                  Title:


                                         MIDLAND LOAN SERVICES,
                                           L.P.,
                                           as Master Servicer and Group
                                           1 Special  Servicer

                                         By:      MIDLAND DATA
                                                  SYSTEMS, INC.,
                                                  its General Partner


                                         By:
                                            ----------------------
                                                  Name:
                                                  Title:


                                         CRIIMI MAE SERVICES
                                           LIMITED PARTNERSHIP,
                                            as Group 2 Special  Servicer
                                            and as NOM Special Servicer

                                         By:      CRIIMI MAE
                                                  MANAGEMENT, INC.,
                                                  its General Partner



                                         By:
                                            ---------------------
                                                  Name:
                                                  Title:

                                          LASALLE NATIONAL
                                             BANK,  as Trustee,
                                             Custodian, Certificate
                                             Registrar and Paying
                                             Agent



                                          By:
                                             --------------------
                                                   Name:
                                                   Title:

                                          ABN AMRO BANK N.V., as
                                             Fiscal  Agent of the Trustee



                                          By:
                                             --------------------
                                                   Name:
                                                   Title:




                                          By:
                                             --------------------
                                                   Name:
                                                   Title:

STATE OF MISSOURI                    )
                                     ) ss.:
COUNTY OF JACKSON                    )


                  On this ____ day of ___________________ before me appeared ______________________________ to me personally known, who being by me duly sworn did say that he is an __________________ President of COMMERCIAL MORTGAGE ACCEPTANCE CORP., a Missouri corporation and that he signed his name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

                  WITNESS my hand and seal hereto affixed the day and year first above written.




                                              ---------------------------------

                                                 NOTARY PUBLIC in and for said
                                                 County and State

                                                 My Commission expires:

                                                 (stamp)

                                                 (seal)

STATE OF MISSOURI                    )
                                     ) ss.:
COUNTY OF JACKSON                    )


                  On this ____ day of _________________, before me appeared ______________________________, to me personally known, who being by me duly sworn did say that he is the _______________ of Midland Data Systems, Inc., a ____________ corporation, the general partner of Midland Loan Services, L.P., a Missouri limited partnership, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors as the general partner of said limited partnership, and said person acknowledged said instrument to be the free act and deed of said corporation as the general partner of said limited partnership and the free act and deed of said limited partnership.

                  WITNESS my hand and seal hereto affixed the day and year first above written.




                                             ----------------------------------

                                                 NOTARY PUBLIC in and for said
                                                 County and State

                                                 My Commission expires:

                                                 (stamp)

                                                 (seal)

STATE OF __________                  )
                                     ) ss.:
COUNTY OF _________                  )


                  On this ____ day of _________________, before me appeared ______________________________, to me personally known, who being by me duly sworn did say that he is the _______________ CRIIMI MAE Management, Inc., a ____________ corporation, the general partner of CRIIMI MAE Services Limited Partnership, a Maryland limited partnership, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors as the general partner of said limited partnership, and said person acknowledged said instrument to be the free act and deed of said corporation as the general partner of said limited partnership and the free act and deed of said limited partnership.

                  WITNESS my hand and seal hereto affixed the day and year first above written.




                                              ---------------------------------

                                                  NOTARY PUBLIC in and for said
                                                  County and State

                                                  My Commission expires:

                                                  (stamp)

                                                  (seal)

STATE OF __________________                 )
                                            ) ss.:
COUNTY OF _______________                   )


                  On this ___ day of , before me appeared ____________________, to me personally known, who being by me duly sworn did say that he is a [Title] of LASALLE NATIONAL BANK, a national banking association, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said __________________ acknowledged said instrument to be the free act and deed of said corporation and the free act and deed of said corporation.

                  WITNESS my hand and seal hereto affixed the day and year first above written.




                                               --------------------------------

                                                  NOTARY PUBLIC in and for said
                                                  County and State

                                                  My Commission expires:

                                                  (stamp)

                                                  (seal)

STATE OF __________________                 )
                                            ) ss.:
COUNTY OF _______________                   )


                  On this ___ day of , before me appeared ____________________, to me personally known, who being by me duly sworn did say that he is a [Title] of , a corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said __________________ acknowledged said instrument to be the free act and deed of said corporation and the free act and deed of said corporation.

                  WITNESS my hand and seal hereto affixed the day and year first above written.




                                              ---------------------------------

                                                  NOTARY PUBLIC in and for said
                                                  County and State

                                                  My Commission expires:

                                                  (stamp)

                                                  (seal)

STATE OF __________________                 )
                                            ) ss.:
COUNTY OF ________________                  )


                  On this ___th day of , before me, the undersigned, a Notary Public in and for the State of , duly commissioned and sworn, personally appeared , to me known who, by me duly sworn, did depose and acknowledge before me and say that he resides at ; that he is the of
                          , a                        , the corporation
described in and thatexecuted the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

                  WITNESS my hand and seal hereto affixed the day and year first above written.




                                          -------------------------------------

                                                   NOTARY PUBLIC in and for the
                                                   State of                  .
                                                   My Commission expires:

                                                   (stamp)

                                                   (seal)


This instrument prepared by:


----------------------------------
Name:
     -----------------------
Address: